PRIVATE ADVISORS ALTERNATIVE STRATEGIES MASTER FUND

JULY 25, 2014

This Prospectus describes Private Advisors Alternative Strategies Master Fund (“Fund”). The Fund is organized as a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (“1940 Act”), as a non-diversified, closed-end management investment company.

The investment objective of the Fund is to seek long-term capital appreciation above equity returns over a full market cycle with volatility that is lower than that of the equity market and returns that demonstrate a low correlation to both traditional equity and fixed income markets. For purposes of determining equity returns, the Fund utilizes the S&P 500 Index as a reference index.

The Fund seeks to achieve its investment objective by investing principally in private investment funds or “hedge funds” managed by third-party portfolio managers (each, a “Portfolio Manager” and collectively, “Portfolio Managers”) who employ diverse styles and strategies (each, a “Hedge Fund” and collectively, “Hedge Funds”). The Fund seeks to invest in Hedge Funds managed by Portfolio Managers who have proven investment management experience and who invest in the Hedge Funds they manage alongside their clients. The investment strategies employed by the Portfolio Managers selected may include, among others, credit, convertible arbitrage, event-driven, distressed, global macro, income, long/short credit, long/short equity and relative value/arbitrage strategies (i.e., strategies where returns are not necessarily correlated to traditional stock and bond indices).

New York Life Investment Management LLC (“New York Life Investments”) serves as the Fund’s investment manager. Private Advisors, LLC (“Private Advisors”) serves as the Fund’s subadvisor. Subject to policies adopted by the Fund’s Board of Trustees, Private Advisors (i) manages the day-to-day investment operations of the Fund, (ii) seeks investment opportunities for the Fund, and (iii) monitors the performance of and makes investment and trading decisions with respect to the Fund’s investment portfolio.

NYLIFE Distributors LLC acts as the distributor of the Fund’s shares of beneficial interest (“Shares”). Although the Shares are registered under the Securities Act of 1933, as amended (“Securities Act”), generally investments in the Fund may be made only by investors that satisfy the definitions of “accredited investor” as defined in Regulation D under the Securities Act (“Eligible Investors”).  Eligible Investors who subscribe for Shares and are admitted to the Fund become shareholders (“Shareholders”) of the Fund.

Shares are an investment with limited liquidity. Shares are not listed on a stock exchange or similar market, although the Fund reserves the right to list Shares on a stock exchange or similar market in the future. Shares are subject to substantial restrictions on transferability and resale, and may not be transferred or resold except as permitted under the Fund’s Agreement and Declaration of Trust (“Declaration of Trust”). Although the Fund may offer to repurchase Shares from time to time, Shares are not redeemable at a Shareholder’s option nor are they exchangeable for shares of any other fund. As a result, a Shareholder may not be able to sell or otherwise liquidate Shares. Shares are appropriate only for those investors: (i) who can tolerate a high degree of risk, (ii) do not require a liquid investment, and (iii) for whom an investment in the Fund does not constitute a complete investment program. To the extent that an investor requires that a portion of his or her investment portfolio provide liquidity, such portion should not be invested in the Fund.

This Prospectus sets forth the information that investors should know about the Fund before investing. Investors are advised to read this Prospectus carefully and to retain it for future reference. Additional information about the Fund, including the Fund’s Statement of Additional Information (“SAI”) dated July 25, 2014, has been filed with the Securities and Exchange Commission (“SEC”) and is available on the SEC’s website at www.sec.gov. Investors may request a free copy of this Prospectus, SAI, annual and semi-annual reports to Shareholders when available, and other information about the Fund, and make inquiries by calling 888-207-6176, by writing to NYLIFE Distributors LLC, 169 Lackawanna Avenue, Parsippany, New Jersey 07054, or by visiting www.mainstayinvestments.com/privateadvisors. The SAI is incorporated by reference into this Prospectus in its entirety. If you purchase Shares, you will become bound by the terms and conditions of the Declaration of Trust.

Prospective investors should not construe the contents of this Prospectus as legal, tax, financial, or other advice. Each prospective investor should consult with his, her or its own professional advisers as to the legal, tax, financial, or other matters relevant to the suitability of an investment in the Fund.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

NYLIFE Distributors LLC

169 Lackawanna Avenue

Parsippany, NJ 07054

Distributor

Offering

Total Offering Amount(1)	$450,000,000
Maximum Sales Load	None
Proceeds to Fund Before Estimated Expenses	$450,000,000

(1)	Shares were initially offered at $1,000, and thereafter are offered continuously at a price equal to the then-current net asset value per share.

SHARES ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK OR OTHER INSURED DEPOSITORY INSTITUTION, AND ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY.

No broker/dealer, salesperson or other person is authorized to give an investor any information or to represent anything not contained in this Prospectus. As a prospective investor, you must not rely on any unauthorized information or representations that anyone provides to you. This Prospectus is an offer to sell or a solicitation of an offer to buy the securities it describes, but only under the circumstances and in jurisdictions where and to persons to which it is lawful to do so. The information contained in this Prospectus is current only as of the date of this Prospectus.

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SUMMARY

The following is only a summary of the Prospectus and does not contain all of the information that a prospective investor should consider before investing in Private Advisors Alternative Strategies Master Fund (“Fund”). Before investing, a prospective investor should carefully read the more detailed information appearing elsewhere in this Prospectus, and the Fund’s Statement of Additional Information (“SAI”).

The Fund

The Fund is organized as a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (“1940 Act”), as a non-diversified, closed-end management investment company. New York Life Investment Management LLC (“New York Life Investments”) serves as the Fund’s investment manager. New York Life Investments has in turn delegated its portfolio management responsibilities to Private Advisors, LLC, an affiliate of New York Life Investments (“Private Advisors” and together with New York Life Investments, “Advisors”).

Fund Structure

The Fund is a “master” fund within what is known in the investment company industry as a “master-feeder” structure. Within this structure another non-diversified, closed-end management investment company, Private Advisors Alternative Strategies Fund, invests substantially all its investable assets in the Fund. In addition, the Fund accepts investments from other Institutional Investors, as defined below. See “Fund Structure” and “Eligible Investors.”

The Offering

The Fund offers and sells shares of beneficial interest (each a “Share” or “Shares”) to Eligible Investors (as defined herein) (each such Eligible Investor, a “Shareholder” and, collectively “Shareholders”). Shares are registered under the Securities Act of 1933, as amended (“Securities Act”), but are subject to substantial limits on transferability and resale. Generally, Shares are continuously offered on a monthly basis at a price equal to their then-current net asset value (“NAV”) per Share.  The minimum initial subscription for Shares is $50,000, and the minimum subsequent subscriptions are $10,000. The Fund may accept subscriptions for lesser amounts in the discretion of the Advisors.

Shares are offered for purchase as of the first Business Day of each month or at such other times as determined in the discretion of the Fund’s Board of Trustees (“Board” and each such trustee, a “Trustee” and, collectively, “Trustees”). For purposes of this Prospectus, a “Business Day” means any day the New York Stock Exchange is open for business.

Investment Objective

The Fund’s investment objective is to seek long-term capital appreciation above equity returns over a full market cycle with volatility that is lower than that of the equity market and returns that demonstrate a low correlation to both traditional equity and fixed income markets. For purposes of determining equity returns, the Fund utilizes the S&P 500 Index as a reference index. See “Investment Objective.”

Investment Strategies	The Fund seeks to achieve its investment objective by investing principally in private investment funds or “hedge funds” managed by third-party portfolio managers (each a “Portfolio Manager” and collectively, “Portfolio Managers”) who employ diverse styles and strategies (each a “Hedge Fund” and collectively, “Hedge Funds”). The Fund seeks to invest with Portfolio Managers who have proven investment management experience and who invest in the Hedge Funds they manage alongside their clients. The investment strategies employed by the Portfolio Managers selected may include, among others, credit, convertible arbitrage, event-driven, distressed, global macro, income, long/short credit, long/short equity and, relative value/arbitrage strategies (i.e., strategies where returns are not necessarily correlated to traditional stock and bond indices). The Fund seeks to invest in Hedge Funds managed by Portfolio Managers who, among other things: (i) have a proven investment process and discipline; (ii) fundamental, research-driven strategies; (iii) returns that are typically generated from both long and short security selection; and (iv) a focus on capital preservation. The Fund generally invests in

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Hedge Funds organized outside the U.S. that are treated as corporations for U.S. tax purposes, and that are generally treated as passive foreign investment companies (“PFICs”).

Private Advisors seeks to select Hedge Funds that have demonstrated the ability to achieve superior risk adjusted rates of return over multiple market cycles. In selecting Hedge Funds, particular emphasis is placed on a Portfolio Manager’s performance in periods in which the traditional equity and fixed income markets had negative returns. The Fund seeks to diversify its assets among many Portfolio Managers employing varying investment styles and strategies, thereby attempting to reduce the investment risks associated with an investment in any one of the Hedge Funds.

By investing in a diverse group of Hedge Funds, the Fund seeks to provide Shareholders with access to the varied skills and expertise of the Portfolio Managers who manage the Hedge Funds, while at the same time lessening the risks and volatility associated with investing in any single Hedge Fund. In this regard, the Fund limits the amount invested in any single Hedge Fund to no more than 10% of the Fund's total assets measured at the time of investment. Private Advisors believes that its investment experience and network of relationships in the investment management business provides the Fund access to Hedge Funds managed by Portfolio Managers otherwise unavailable or unknown to most investors. In selecting Hedge Funds for investment, Private Advisors evaluates the Hedge Funds based on, but not limited to, the following criteria: (a) the investment management experience of the Portfolio Manager; (b) the historical performance of Hedge Funds managed by the Portfolio Manager; (c) the investment style and strategy of the Portfolio Manager, as well as the Portfolio Manager’s ability to apply its investment approach consistently and effectively; (d) the diversification benefits of each Hedge Fund to the overall Fund; and (e) the depth and quality of the Portfolio Manager’s organization.

Private Advisors generally seeks to invest with Portfolio Managers that have: (a) a minimum three-year Hedge Fund performance track record, with exceptions for sufficiently compelling opportunities; (b) a performance-based compensation structure for Portfolio Managers; (c) provisions for an annual audit of the Hedge Fund by a recognized independent public accounting firm; and (d) the services of a reputable, independent third party administrator.

Private Advisors reviews each investment of the Fund regularly. While it is the intention of Private Advisors to select Hedge Funds with a view toward long-term investment, changes may be made to reduce or eliminate the Fund’s investment in any Hedge Fund if Private Advisors determines that it no longer meets the objectives of the Fund. See “Investment Program.”

Certain Risk Factors

The Fund’s investment program is speculative and entails substantial risks. It is possible that an investor may lose some or all of its investment.  In addition, an investment in the Fund is not liquid and investors should provide for adequate liquidity outside of their investment in the Fund to meet their foreseeable liquidity needs. Before making an investment decision, an investor should: (i) consider the suitability of this investment with respect to his or her investment objectives and personal situation, and (ii) consider factors such as personal net worth, income, age, risk tolerance, and liquidity needs.  Short-term investors and investors who cannot bear the loss of some or all of their investment and/or the risks associated with a lack of liquidity should not invest in the Fund. There can be no assurance that the Fund’s investment objective or those of the Hedge Funds will be achieved, and results may vary substantially over time.

The following is a summary of certain risks related to the Fund and the Hedge Funds. It is not complete and you should read and consider carefully the more complete list of risks described below in the Section “Risks Factors” before purchasing Shares.

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•     The Fund has a limited operating history as (i) an investment company registered under the 1940 Act, or (ii) a “master-feeder” fund. In this regard, an investment in the Fund is therefore subject to all of the risks and uncertainties associated with operating in such capacities.

•     The Fund is a “non-diversified” management investment company. Thus, there are no percentage limitations imposed by the 1940 Act on the percentage of the Fund’s assets that may be invested in the securities of any one issuer. As a result of a large investment in a particular Hedge Fund, losses suffered by such Hedge Fund could result in a larger reduction in the Fund’s NAV than if such capital had been allocated among a larger number of Hedge Funds. See “Risk Factors – Risks Related to an Investment in the Fund – Non-Diversified Status.”

•     The Fund is subject to management risk because it is actively managed. The investment strategies, practices and risk analysis used by Private Advisors, and in turn by the Portfolio Managers, may not produce the desired results. See “Risk Factors – Risks Related to an Investment in the Fund – Management Risk.”

•     The Fund has elected to be treated and intends to qualify each year as a “regulated investment company” (“RIC”) under the Internal Revenue Code of 1986, as amended (“Code”).  As a RIC, the Fund will generally not be subject to Fund-level income tax on any income and gains that it timely distributes as dividends to Shareholders.  To qualify and maintain its status as a RIC, the Fund must, among other things, meet certain source-of-income, asset diversification and annual distribution requirements. If the Fund fails to qualify as a RIC for any reason, it will be subject to U.S. federal income tax at regular corporate rates on all of its taxable income and gains. See “Risk Factors – Risks Related to an Investment in the Fund – Risks Related to the Fund’s Status as a RIC and the Fund’s Investments in PFICs.”

•     The Fund is subject to certain risks associated with its strategy of investing in PFICs.  For example, special rules governing PFICs require the Fund to recognize taxable income without a corresponding receipt of cash.  Since the Fund recognizes taxable income without a corresponding receipt of cash by reason of investing in PFICs, the Fund may have greater difficulty satisfying its annual distribution requirements in order to qualify for taxation as a RIC.  See “Risk Factors – Risks Related to an Investment in the Fund – Risks Related to the Fund’s Status as a RIC and the Fund’s Investments in PFICs.”

•     The Fund and Hedge Funds each impose management fees, and many Hedge Funds may also charge performance-based compensation.  In addition to a fixed management fee, Portfolio Managers may also be paid or allocated amounts based upon a share of the profits of the Hedge Fund.  As a result, the Fund, and indirectly Shareholders, pays multiple investment management and other service provider fees.  See “Risk Factors – Risks Related to an Investment in the Fund – Layering of Expenses.”

•     Legal, tax and regulatory changes could occur that may materially adversely affect the Fund and Hedge Funds. See “Risk Factors – Risks Related to an Investment in the Fund – Legal, Tax and Regulatory Risks.”

•     Interests in Hedge Funds are generally valued based upon values or performance information provided by the Portfolio Managers or their administrators, as the case may be. In addition, these entities may not provide estimates of the value of the Hedge Funds, or may do so irregularly, with the result that the values of such

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investments may be estimated by the Advisors consistent with the Fund’s valuation policies and procedures. Certain securities or investments, particularly those for which market quotations may not be readily available, may be difficult to value.  A Portfolio Manager is not required to have (i) such securities valued by, or (ii) the valuations prepared by the Portfolio Manager verified by, an independent board or valuation agent, creating a risk of inaccuracy or fraud. See “Risk Factors – Risks Related to an Investment in the Fund – Portfolio Valuation.”

•     The Fund is organized as a closed-end management investment company designed primarily for long-term investors, and is not intended to be a trading vehicle. Closed-end funds differ from open-end management investment companies (commonly known as mutual funds) in that investors in a closed-end fund do not have the right to redeem their shares on a daily basis at a price based on NAV. Shareholders have no right to have their Shares redeemed or, because the Fund is not an “interval fund” within the meaning of Rule 23c-3 under the 1940 Act, repurchased by the Fund at any time. While the Fund expects to offer to repurchase Shares from Shareholders from time to time, no assurance can be given that these repurchases will occur as scheduled or at all because repurchases will be conducted at the sole discretion of the Board. See “Risk Factors – Risks Related to an Investment in the Fund – Liquidity of Shares.”

•     The Fund may be subject to initial lock-up periods by certain Hedge Funds, beginning from the time of its initial investment in those Hedge Funds. In addition, certain Hedge Funds may at times elect to suspend completely or limit withdrawal rights for an indefinite period of time in response to market turmoil or other adverse conditions. The Fund may need to suspend or postpone repurchase offers if the Fund is not able to dispose of its interests in Hedge Funds in a timely manner. See “Risk Factors – Risks Related to an Investment in the Fund – Liquidity of Shares.”

•     There is a substantial period of time between the date as of which Shareholders must accept the Fund’s offer to repurchase its Shares, and the date such Shareholders can expect to receive payment for their Shares from the Fund.  During this period, investors are subject to the risk that the Fund becomes unable to meet its obligations.  Shareholders whose Shares are accepted for repurchase bear the risk that the Fund’s NAV may fluctuate significantly between the time that they accept the Fund’s offer to repurchase its Shares and the date as of which such Shares are valued for purposes of such repurchase. See “Risk Factors – Risks Related to an Investment in the Fund – Repurchases of Shares.”

•     Hedge Funds may invest in, among other investments, commodities, convertible securities, debt securities, derivatives, distressed debt, equity securities, exchange traded funds, foreign securities, forward contracts, futures, high yield securities, illiquid investments, mortgage-backed and asset-backed securities, options, private equity, real estate, reverse repurchase agreements and swaps. The Hedge Funds may also engage in foreign currency and hedging transactions, short sales and securities lending. The Hedge Funds may use a considerable amount of leverage, short selling and concentrate their respective portfolios. The use of such investments and techniques may be an integral part of a Hedge Fund’s investment strategy, and may increase the risks of the Fund’s portfolio. Moreover, it is possible that the Hedge Funds will use other investments not described herein, and any such investments will be subject to their own particular risks. For a discussion of these and other investments that are expected to be used by the Hedge Funds, see “Risk Factors – Risks Related to the Types of Investments Utilized by the Hedge Funds.”

•     Certain Portfolio Managers may seek to utilize specialized investment strategies. There can be no assurance that any Portfolio Manager will be successful in achieving

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their investment goals and practices.  The investment strategies employed by the Portfolio Managers may include, among others, credit, convertible arbitrage, event-driven, distressed, global macro, income, long/short credit, long/short equity and relative value/arbitrage strategies.  It is possible that the Hedge Funds will engage in an investment strategy not described herein, and any such investment strategy will be subject to its own particular risks. See “Risk Factors – Risks Related to the Investment Strategies of the Hedge Funds.”

•    Hedge Funds generally are not registered as investment companies under the 1940 Act, and Portfolio Managers may not be registered as investment advisers under the Investments Advisers Act of 1940, as amended (“Advisers Act”). See “Risk Factors – Risks Related to the Management and Operations of the Hedge Funds – Registration Under the 1940 Act and Advisers Act.”

•    To avoid potential regulatory consequences, the Fund may hold its interest in a Hedge Fund in non-voting form or limit its rights to a certain percentage. This limitation on owning voting interests is intended to ensure that a Hedge Fund is not deemed an “affiliated person” of the Fund for purposes of the 1940 Act, which may, among other things, potentially impose limits on transactions with the Hedge Fund, both by the Fund and other clients of the Advisors. To limit its voting interests in certain Hedge Funds, the Fund may, at the time of investment: (i) elect to invest in a class of a Hedge Fund’s non-voting securities (if such a class is available), or (ii) enter into contractual arrangements under which the Fund irrevocably waives its rights (if any) to vote its interests in a Hedge Fund or those rights that would exceed the 4.9% limitation. To the extent the Fund (1) holds non-voting interests, or (2) contractually foregoes the right to vote its interests in a Hedge Fund, the Fund will not be able to vote on matters that require the approval of the interest holders of the Hedge Fund, including matters that may be adverse to the Fund’s interests. This restriction could diminish the influence of the Fund in a Hedge Fund, as compared to other investors in the Hedge Fund, and could adversely affect the Fund’s investment in the Hedge Fund, which could result in unpredictable and potentially adverse effects on the Fund. See “Risk Factors – Risks Related to the Management and Operations of the Hedge Funds – Non-Voting Securities.”

•    Hedge Funds (i) may be or may become illiquid, (ii) their marketability may be restricted, and (iii) the realization of investments from them may take a considerable time and/or be costly. Hedge Funds may have restrictions that allow redemptions only at specific infrequent dates with considerable notice periods, and apply lock-ups and/or early withdrawal fees. The Fund’s investments in a Hedge Fund could depreciate in value during the time a redemption is delayed, and the Fund would be precluded from redeploying its capital to more advantageous investment opportunities. Hedge Funds also may be able to divide their portfolio assets into liquid and illiquid pools of assets and distribute the illiquid securities or interests in the illiquid securities to the Fund. Therefore, it may be difficult for the Fund to sell or realize its investments in the Hedge Funds in whole or in part. See “Risk Factors – Risks Related to the Management and Operations of the Hedge Funds – Limited Liquidity of Hedge Funds.”

•    Private Advisors requests information from Portfolio Managers regarding their historical performance and investment strategy.  Private Advisors also monitors the performance of underlying investments on a continuing basis as such information is made available to Private Advisors by the Portfolio Managers.  However, Private Advisors may not always be provided with such information because certain of this information may be considered proprietary information by a particular Portfolio Manager or for other reasons.  This lack of access to independent information is a significant investment risk.  Furthermore, NAVs received by, or on behalf of, the

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Fund from each Portfolio Manager are typically estimates only, subject to revision through the end of each Hedge Fund’s annual audit, which may occur on a date other than the Fund’s fiscal year-end. See “Risk Factors – Risks Related to the Management and Operations of the Hedge Funds – Access to Information from Portfolio Managers.”

•    Certain Portfolio Managers may engage in other forms of related and unrelated activities in addition to advising Hedge Funds.  They may also make investments in securities for their own account. In addition, certain of the Portfolio Managers may engage affiliated entities to furnish brokerage services to Hedge Funds, and may themselves provide market making services, (including acting as a counterparty in stock and over-the-counter transactions).  As a result, in such instances, the choice of broker, market maker or counterparty made by a Hedge Fund and the level of commissions or other fees paid for such services (including the size of any mark-up imposed by a counterparty) may not have been made at arm’s length. See “Risk Factors – Risks Related to the Management and Operations of the Hedge Funds – Potential Conflicts of Interests Involving Portfolio Managers.”

•    Under arrangements between the Hedge Funds and their prime brokers or custodians, the prime brokers and custodians generally have the right to (i) identify as collateral, (ii) rehypothecate, or (iii) otherwise use for their own purposes, assets held by them for the Hedge Funds.  Legal and beneficial title to such assets may therefore be transferred to the relevant prime broker and custodian. Hedge Funds may therefore be adversely affected by the insolvency of a prime broker or custodian. See “Risk Factors – Risks Related to the Management and Operations of the Hedge Funds – Prime Brokers and Custodians.”

•    Portfolio Managers may receive compensation calculated by reference to the performance of the Hedge Funds managed by them.  Such compensation arrangements may create an incentive to make investments that are riskier or more speculative than would be the case if such arrangements were not in effect. Such compensation may be based, in part, on unrealized appreciation and there is generally no obligation to repay any such compensation if the investments subsequently decline in value. See “Risk Factors – Risks Related to the Management and Operations of the Hedge Funds – Performance Fees and Management Fees.”

Board of Trustees	The Board has overall responsibility for monitoring and overseeing the Fund’s investment program and its management and operations. See “Management of the Fund – Board of Trustees.”
Investment Manager and Subadvisor

New York Life Investments administers the Fund’s business affairs, and manages the investment operations of the Fund and the composition of the Fund’s investment portfolio, subject to the supervision of the Board. New York Life Investments, a Delaware limited liability company, commenced operations in April 2000, and is an indirect, wholly-owned subsidiary of New York Life Insurance Company (“New York Life”). As of March 31, 2014, New York Life Investments and its affiliates managed approximately $520.7 billion in assets.

Private Advisors serves as the Fund’s subadvisor. Subject to policies adopted by the Board, Private Advisors (i) manages the day-to-day investment operations of the Fund, (ii) seeks investment opportunities for the Fund, and (iii) monitors the performance of and makes investment and trading decisions with respect to the Fund’s investment portfolio.

Private Advisors, a Virginia limited liability company, commenced operations in January 1998, and is an affiliate of New York Life Investments. Private Advisors serves as general partner or investment manager to several domestic and off-shore private equity

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and hedge funds-of-funds that employ a wide variety of investment strategies. As of March 31, 2014, Private Advisors managed approximately $5.4 billion in assets.

New York Life Investments and Private Advisors are registered as investment advisers under the Advisers Act.

In consideration of the management services provided by New York Life Investments to the Fund, the Fund pays New York Life Investments a monthly management fee of 0.0917% (1.10% on an annualized basis) of the Master Fund’s month end net asset value (“Management Fee”). New York Life Investments pays a portion of the Management Fee it receives from the Fund (net of any fee waiver or expense reimbursement arrangements) to Private Advisors for the provision of its subadvisory services. See “Summary of Fund Expenses” and “Management of the Fund – Investment Manager and Subadvisor.”

Administrator, Custodian and Transfer Agent

State Street Bank and Trust Company (“State Street”) provides certain administrative and accounting services to the Fund.  Fees payable to State Street for these services, and reimbursement for State Street’s out-of-pocket expenses, are paid by the Fund.

State Street also serves as the custodian and transfer agent of the Fund. See “Management of the Fund – Administrator, Custodian and Transfer Agent.”

Distribution Arrangements and Payments to Financial Intermediaries

The Fund has entered into a Distribution Agreement (“Distribution Agreement”) with NYLIFE Distributors LLC (“Distributor”), an affiliate of the Advisors, to provide for distribution of Shares. The Distributor may engage various brokers, dealers, banks and other financial intermediaries (each a “Financial Intermediary” and collectively, “Financial Intermediaries”) to sell Shares.  Financial Intermediaries that sell Shares may impose fees, terms and conditions on investor accounts and investments in the Fund that are in addition to the terms and conditions imposed by the Fund. Any fees, terms and conditions imposed by the Financial Intermediaries may affect or limit an investor’s ability to subscribe for Shares or tender Shares for repurchase or otherwise transact business with the Fund.

In addition, New York Life Investments or its affiliates may pay certain additional compensation (out of their own funds and not as an additional sales charge to the fund) to Financial Intermediaries in connection with the sale of Shares. The level of such payments may be substantial and may be different for different Financial Intermediaries. These payments may create incentives on the part of a Financial Intermediary to view the Fund favorably compared with investment funds that do not make these payments, or that make smaller payments.

Eligibility

The Fund sells Shares generally only to prospective investors who meet the definition of “accredited investor” as defined in Regulation D under the Securities Act (“Eligible Investors”).  Investors who are “accredited investors,” as defined in Regulation D, are generally persons having an individual income in excess of $200,000 in each of the two most recent fiscal years or joint income with that person’s spouse in excess of $300,000 in each of those years and having a reasonable expectation of reaching the same income level in the current year; individuals having a net worth of at least $1 million (excluding the value of that individual’s primary residence) or entities having total assets of at least $5 million, or entities all of whose beneficial owners are themselves accredited investors.  Existing Shareholders subscribing for additional Shares must be Eligible Investors at the time of each additional subscription.  Each prospective investor is required to certify as to such investor’s qualification as an Eligible Investor. See “Eligible Investors.”

The Fund is generally offered to certain “Institutional Investors,” which includes, but is

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not limited to: (i) investors purchasing through certain “wrap fee” or other programs sponsored by a Financial Intermediary; (ii) investors purchasing through certain non-broker/dealer, registered investment advisory firms; (iii) employees of the Advisors and their affiliates, and the members of the Board; (iv) certain employer-sponsored, association or other group retirement or employee benefit plans or trusts; (v) investors or potential investors affiliated with investors who hold separately managed institutional accounts with Private Advisors; and (vi) certain financial institutions, endowments, foundations, government entities or corporations investing on their own behalf; and (vii) an individual investor who is investing at least $250,000 directly in the Fund. The Fund may, in its sole discretion, modify or waive the eligibility requirements with respect to Institutional Investors at any time.

Purchasing Shares

Shares are offered at a price equal to their NAV per Share and may be purchased on the first Business Day of each calendar month (“Shareholder Date”), except that the Fund may offer Shares more or less frequently as determined by the Board.

The minimum initial investment from each investor is $50,000 ($250,00 for an individual who invests directly in the Fund), and the minimum subsequent investment is $10,000. The Fund may accept investments for lesser amounts in the discretion of the Advisors. However, a Financial Intermediary may establish higher minimum investment requirements than the Fund.  The Fund reserves the right to reject any investments for Shares, and the Fund may, in its sole discretion, suspend purchases of Shares at any time and from time to time.

An Eligible Investor’s investment in Shares is irrevocable by the Eligible Investor, and generally requires the Eligible Investor to maintain his or her investment in the Fund until such time, if any, as the Fund repurchases the Shares in a tender offer.  The Board may, in its discretion, cause the Fund to repurchase all of the Shares held by a Shareholder if the total value of the Shareholder’s Shares, as a result of repurchase or transfer by the Shareholder, is less than $25,000 (or any lower amount equal to the Shareholder’s initial investment amount) or for other reasons as determined by the Board.

In order to invest in Shares, an Eligible Investor must complete and provide for the delivery of a completed subscription agreement to the Fund or Financial Intermediary through which such Eligible Investor is subscribing for Shares at least five Business Days prior to the Shareholder Date or by such other date as determined by the Fund in its discretion and communicated to the Eligible Investor. A Shareholder generally may invest in additional Shares by completing an additional subscription agreement, unless otherwise determined by the Fund. All purchases are subject to the receipt of immediately available funds in the full amount of the purchase at least three Business Days prior to the applicable Shareholder Date (to enable the Master Fund to invest the proceeds in Hedge Funds as of the applicable Shareholder Date) or such other date as the Fund may determine in its discretion (“Subscription Date”). Any amounts received in advance of the initial or subsequent purchases of Shares will be placed in a non-interest-bearing account with State Street prior to their investment in the Fund, in accordance with Rule 15c2-4 under the Securities Exchange Act of 1934, as amended (“Exchange Act”). An Eligible Investor, however, will not become a Shareholder of the Fund and will have no other rights (including, without limitation, any voting rights) until the Shareholder Date. An Eligible Investor will become a Shareholder of the Fund, and begin to participate in the Fund’s returns, on the Shareholder Date. See “Purchasing Shares.”

Transfer and Transfer Restrictions	The Fund is a closed-end management investment company. Shareholders do not have the right to redeem their Shares, and there is no public market for Shares and none is expected to develop. The Fund does not list its Shares on a stock exchange or similar market. With very limited exceptions, Shares are not transferable and liquidity for investments in Shares may be provided only through periodic tender offers, if any, by the

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Fund, as described below. The Fund, however, is not an “interval fund” within the meaning of Rule 23c-3 under the 1940 Act.

A Shareholder may not directly or indirectly pledge, assign, sell, hypothecate, exchange, transfer or otherwise dispose of legal or beneficial ownership (including without limitation any swap, structured note or any other derivative transaction) of all or any of its Shares, including, without limitation, any portion of a Share (such as a right to distributions), to any person (collectively a “Transfer” and each a “Transferee”), except for a Transfer that is effected solely by operation of law as the result of the death, divorce, bankruptcy, insolvency, adjudication of incompetence, dissolution, merger, reorganization or termination of such Shareholder or otherwise or a Transfer that is effected with the express written consent of the Board, which consent may be withheld in its sole and absolute discretion. Any permitted Transferee will be bound by the Declaration of Trust and the representations and agreements contained in a subscription agreement without any action on their part. No assignee, purchaser or Transferee may be admitted as a substitute Shareholder, except with the written consent of the Board, which consent may be given or withheld in its sole and absolute discretion. Any Transferee who has obtained Shares by operation of law as described above must submit written documentation that adequately evidences such death, divorce, bankruptcy, insolvency, adjudication of incompetence, dissolution, merger, reorganization or termination of such Shareholder having taken place, and the determination as to the adequacy of such documentation may be made by the Board in its sole and absolute discretion.  In this regard, the Board may refuse to admit a Transferee who has obtained such Shares by operation of law as described above as a substitute shareholder of the Fund and may effect a compulsory repurchase of such Shares in accordance with the terms of the Declaration of Trust.

Any Transfer made or purported to be made that is in violation of the Declaration of Trust shall be void and of no effect. To the extent any Shareholder, transferee or successor Shareholder is purported to have transferred any economic interest in the Fund in violation of the Declaration of Trust, the Fund shall not recognize such action and the Board may terminate all or any part of the Shares of such Shareholder, transferee or successor Shareholder at no value or such value as the Board determines in its sole and absolute discretion, and the Shareholder, transferee or successor Shareholder will forfeit all or such portion of its Shares in connection with such termination as determined by the Board in connection therewith. An investment in the Fund is therefore suitable only for investors who can bear the risks associated with the limited liquidity of Shares and should be viewed as a long-term investment. See “Eligible Investors,” “Purchasing Shares” and “Repurchases of Shares.”

Repurchases of Shares	No Shareholder or other person holding Shares acquired from a Shareholder has the right to require the Fund to redeem Shares. However, the Fund may from time to time offer to repurchase Shares from Shareholders in accordance with written tenders by Shareholders at those times, in those amounts, and on such terms and conditions as the Board may determine in its sole discretion. Each tender offer may be limited and will generally apply to up to 20% of the net assets of the Fund at that time. If a tender offer is oversubscribed by Shareholders, the Fund will, in its sole discretion, either (a) accept the additional Shares permitted to be accepted pursuant to Rule 13e-4(f)(1) under the Exchange Act; (b) extend the tender offer, if necessary, and increase the number of Shares that the Fund is offering to repurchase to a number it believes sufficient to accommodate the excess Shares tendered as well as any Shares tendered during the extended offer; or (c) accept Shares tendered on or before the expiration date of the tender offer for payment on a pro rata basis based on the number of tendered Shares. In determining whether the Fund should offer to repurchase Shares from Shareholders, the Board will consider the recommendations of the Advisors as to the timing of such an offer, as well as a variety of operational, business and economic factors. The Advisors expect that they will generally recommend to the Board that the Fund offer to repurchase Shares from Shareholders

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quarterly on the last Business Day of March, June, September and December. However, the Fund is not required to conduct tender offers and may be less likely to conduct tenders during periods of exceptional market conditions or when the Hedge Funds suspend redemptions. In the event that the Fund does not at least once, during any twenty-four consecutive month period beginning after January 1, 2013, offer to repurchase Shares tendered in accordance with such terms and conditions as the Board may determine in its sole discretion, the Board will be required to call a meeting of Shareholders for the purposes of considering whether to dissolve the Fund. The Fund requires that each tendering Shareholder tender a minimum of $25,000 worth of Shares, subject to the Board’s ability to permit a Shareholder to tender a lesser amount in its discretion.

A 5.00% early repurchase fee will be assessed to any Shareholder that tenders his or her Shares to the Fund prior to the Business Day immediately preceding the one-year anniversary of the Shareholder’s purchase of the respective Shares (“Repurchase Fee”). The Repurchase Fee would apply separately to each purchase of Shares made by a Shareholder. For example, if a Shareholder purchases Shares in January of year 1 and then purchases additional interests in December of year 1, such Shareholder would be subject to an early repurchase fee on the additional Shares purchased in December of year 1 until December of year 2. The purpose of the Repurchase Fee is to reimburse the Fund for the costs incurred in liquidating investments in the Fund’s portfolio in order to honor the Shareholder’s repurchase request, and to discourage short-term investments, which are generally disruptive to the Fund’s investment program.

The Fund may repurchase Shares, or any portion of them, from a Shareholder or any person acquiring Shares from or through a Shareholder, without consent or other action by the Shareholder or other person under certain prescribed conditions set forth under “Repurchase of Shares.” See “Repurchase of Shares.”

Taxation

The Fund has elected to be treated and intends to qualify each year as a regulated investment company (“RIC”) under Subchapter M of the Code. As a RIC, the Fund generally will not have to pay Fund-level U.S. federal income taxes on any ordinary income (or capital gains, if any) that the Fund distributes to holders of Shares as dividends for U.S. federal income tax purposes. To qualify as a RIC, the Fund must, among other things, meet certain source-of-income, asset diversification, and distribution requirements. In general, all dividends paid by the Fund will be taxed as ordinary income subject to the highest marginal U.S. federal income tax rates. Thus, Fund dividends will not be eligible for any of the reduced or favorable U.S. federal income tax rates applicable to capital gain dividends or “qualified dividend income” and will not be eligible for the dividends received deduction for corporations. In addition, because (i) the Fund anticipates that substantially all of the Hedge Funds in which it invests will be treated as PFICs, and (ii) the Fund will recognize taxable income (or loss) on a mark-to-market (i.e., deemed sale) basis in respect of its PFIC shares, Shareholders will generally receive ordinary income distributions in respect of their Shares each year if and to the extent the Fund has any appreciation in any of its PFIC shares at the end of a taxable year of the Fund regardless of whether the Fund has actually sold any of its PFIC shares. It is anticipated that the amount of such distributions could exceed the net appreciation in the value of the Fund’s investments in such year. See “Certain Tax Considerations.”

Distribution Policy	The Fund intends to distribute all of its net investment income, if any, to Shareholders each calendar year (“Annual Distribution”). Annual Distributions will be made to each Shareholder pro rata based on the number of Shares held by such Shareholder and will be net of Fund expenses. To maintain its qualification as a RIC, the Fund is required to distribute for each taxable year at least 90% of its net investment company taxable income. All net realized capital gains, if any, will be distributed at least annually to Shareholders. Shares are issued and outstanding from the date on which Shares are issued by the Fund to the date, if any, on which such Shares are repurchased by the Fund. See

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“Annual Distributions.”

Shareholder Reports

The Fund will furnish Shareholders, as soon as practicable after the end of each taxable year, information on Form 1099 as is required by law to assist the Shareholders in preparing their tax returns. The Fund also prepares and transmits to Shareholders an audited annual report within 60 days after the close of the period for which the report is being made, or as otherwise required by the 1940 Act. See “Reports to Shareholders.”

Term	The Fund’s term is perpetual unless the Fund is otherwise terminated under the terms of the Declaration of Trust.
Fiscal Year	For accounting purposes, the Fund’s fiscal year is the 12-month period ending on March 31.

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SUMMARY OF FUND EXPENSES

The following table illustrates the fees and expenses that the Fund expects to incur and that Shareholders can expect to bear directly or indirectly.

SHAREHOLDER FEES (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None
Maximum Early Repurchase Fee (as a percentage of amount redeemed) (1)	5.00%
ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	1.10%
Other Expenses (2)	1.02%
Acquired (Underlying) Fund Fees and Expenses (3)	5.87%
Total Annual Fund Operating Expenses	7.99%
Waivers / Reimbursements (4)	(0.62)%
Total Annual Fund Operating Expenses After Waivers / Reimbursements	7.37%

(1)	A 5.00% early repurchase fee will be assessed to any Shareholder that tenders his or her Shares to the Fund prior to the Business Day immediately preceding the one-year anniversary of the Shareholder’s purchase of the respective Shares. See “Repurchases of Shares.”
(2)	“Other Expenses” include professional fees and other expenses that the Fund bears directly, including, but not limited to, fees and expenses paid to State Street as the Fund’s Administrator, Custodian and Transfer Agent. See “Management of the Fund – Administrator, Custodian and Transfer Agent.”
(3)	The Acquired (Underlying) Fund Fees and Expenses include the operating expenses and performance-based compensation of the Hedge Funds in which the Fund invests. The operating expenses of the Hedge Funds generally consist of management fees, administration fees, professional fees (i.e., audit and legal fees), and other operating expenses. The agreements related to investments in Hedge Funds generally provide for compensation to the Portfolio Managers in the form of management fees generally ranging from 1% to 4% annually of net assets and performance-based compensation generally ranging from 10% to 30% of net profits earned. Hedge Funds’ fees and expenses may be substantially higher or lower because certain fees are based on the performance of the Hedge Funds, which may fluctuate over time.
(4)	New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and Acquired (Underlying) Fund Fees and Expenses (i.e., the expenses of the underlying Hedge Funds)) do not exceed 1.50% of the Fund’s average month-end net assets. This agreement will remain in effect until August 1, 2015, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board. See “Management of the Fund – Investment Manager and Subadvisor.”

The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example is based on the expenses set forth above, and should not be considered a representation of the Fund’s future expenses. The Fund’s actual expenses may be lower or higher. Moreover, the Fund’s actual rate of return may be greater or less than the hypothetical 5% return.

	1 Year		3 Years	5 Years	10 Years
	Assuming no redemption	Assuming redemption prior to 1 year
You would pay the following expenses on a $1,000 investment, assuming a 5% annual return:	$73	$122	$224	$367	$687

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THE FUND

Private Advisors Alternative Strategies Master Fund (“Fund”) is organized as a non-diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended (“1940 Act”). The Fund was organized on December 15, 2011, as a Delaware statutory trust pursuant to an Agreement and Declaration of Trust (“Declaration of Trust”) dated December 14, 2011. The Fund commenced operations on May 1, 2012. The Fund’s principal office is located at 51 Madison Avenue, New York, New York 10010.

New York Life Investment Management LLC (“New York Life Investments”) serves as the Fund’s investment manager. New York Life Investments has in turn delegated its portfolio management responsibilities to Private Advisors, LLC (“Private Advisors” and together with New York Life Investments, “Advisors”).

FUND STRUCTURE

The Fund is a specialized investment vehicle that combines many of the features of an investment company not registered under the 1940 Act, often referred to as a “private investment fund,” or a “hedge fund,” with those of a registered closed-end investment fund. The Fund is similar to a private investment fund in that it is actively managed, and Shares are sold in relatively large minimum denominations to certain Eligible Investors (defined herein). In addition, Portfolio Managers of the underlying Hedge Funds are typically entitled to receive performance-based compensation. Unlike many private investment funds, however, the Fund, as a registered closed-end investment company, offers Shares without limiting the number of Eligible Investors that can participate in its investment program. The Fund’s structure is designed to permit sophisticated investors that desire to invest in a portfolio of private investment funds to do so without making the more substantial capital commitment that would normally be required to invest directly in multiple private investment funds, and without subjecting the Fund to the limitations on the number of investors faced by many of those private investment funds.

The Fund is a “master” fund within what is known in the investment company industry as a “master-feeder” structure. Within this structure another non-diversified, closed-end management investment company, Private Advisors Alternative Strategies Fund (“Feeder Fund”), invests substantially all of its assets, net of reserves maintained for reasonably anticipated expenses, in the Fund. The Feeder Fund’s investment objective is the same as the Fund’s investment objective. In addition, the Fund is generally offered to certain “Institutional Investors,” which includes, but is not limited to: (i) investors purchasing through certain “wrap fee” or other programs sponsored by a Financial Intermediary firm (as defined herein); (ii) investors purchasing through certain non-broker/dealer, registered investment advisory firms; (iii) employees of the Advisors and their affiliates, and the members of the Board; (iv) certain employer-sponsored, association or other group retirement or employee benefit plans or trusts; (v) investors or potential investors affiliated with investors who hold separately managed institutional accounts with Private Advisors; (vi) certain financial institutions, endowments, foundations, government entities or corporations investing on their own behalf; and (vii) an individual investor who is investing at least $250,000 directly in the Fund. The Fund may, in its sole discretion, modify or waive the eligibility requirements with respect to Institutional Investors at any time. The Fund may in the future accept investments from other funds and investors. The “master-feeder” structure is shown below.

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THE OFFERING

The Fund offers and sells shares of beneficial interest (each a “Share” or “Shares”) to Eligible Investors (each such Eligible Investor that is invested in the Fund, a “Shareholder” and, collectively “Shareholders”). Shares are registered under the Securities Act of 1933, as amended (“Securities Act”), but are subject to substantial limits on transferability and resale.

Generally, Shares are continuously offered on a monthly basis at a price equal to their then-current net asset value (“NAV”) per Share. The minimum initial investment for Shares in the Fund is $50,000 ($250,000 for an individual investor who invests directly in the Fund), and the minimum subsequent investments are $10,000. The Fund may accept investments for lesser amounts in the discretion of the Advisors.

Although Shares are registered under the Securities Act, Shares are generally sold only to “accredited investors” as defined in Regulation D under the Securities Act. Shares are offered for purchase as of the first Business Day of each month or at such other times as determined in the discretion of the Fund’s Board of Trustees (“Board” and each such trustee, a “Trustee” and, collectively, “Trustees”). For purposes of this Prospectus, a “Business Day” means any day the New York Stock Exchange is open for business. Although the Fund may offer to repurchase Shares quarterly, subject to the discretion of the Board, Shares are not redeemable at an Eligible Investor’s option nor are they exchangeable for shares of any other fund. As a result, an Eligible Investor may not be able to sell or otherwise liquidate his or her Shares in a timely manner or at all. Shares are appropriate only for those investors who do not require a liquid investment and who are aware of the risks involved in investing in the Fund.

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USE OF PROCEEDS

The net proceeds of the offering of Shares, excluding payment of expenses, are expected to be invested in accordance with the investment objective and strategies of the Fund as soon as practicable after the Fund’s receipt of the proceeds from each monthly closing of such offering, subject to market conditions and availability of suitable investment opportunities. During periods of adverse market conditions in the securities markets, as determined by the Advisors, the Fund may temporarily invest all or any portion of its assets in cash, short-term debt securities or money market securities. At times when the Fund assumes a defensive position, it will not pursue its investment objective. The Fund also may invest in cash, short-term debt securities, or money market securities for liquidity purposes.

INVESTMENT PROGRAM

Investment Objective

The investment objective of the Fund is to seek long-term capital appreciation above equity returns over a full market cycle with volatility that is lower than that of the equity market and returns that demonstrate a low correlation to both traditional equity and fixed income markets. For purposes of determining equity returns, the Fund utilizes the S&P 500 Index as a reference index. The Fund cannot guarantee that its investment objective will be achieved or that its portfolio allocation and risk monitoring strategies will be successful and investors may lose the entire value of their investment in the Fund.

Except as otherwise stated in the Prospectus, the Statement of Additional Information (“SAI”) of the Fund, or the Declaration of Trust, the investment objective, investment program, strategies, policies and restrictions of the Fund are not fundamental and may be changed by the Board without the Shareholder approval.

General

The Fund seeks to achieve its investment objective by investing principally in private investment funds or “hedge funds” managed by third-party portfolio managers (each a “Portfolio Manager” and collectively, “Portfolio Managers”) who employ diverse styles and strategies (each, a “Hedge Fund” and collectively, “Hedge Funds”). The Fund invests with Portfolio Managers who have proven investment management experience and who invest in the Hedge Funds they manage alongside their clients.

Private Advisors seeks to select Hedge Funds managed by Portfolio Managers that have demonstrated the ability to achieve superior risk-adjusted rates of return during multiple market cycles. Particular emphasis is placed on a Portfolio Manager’s performance in periods in which the equity and bond markets have negative returns.

Hedge Funds generally accept money only from institutional accounts and wealthy individual investors, and require a minimum investment that is in excess of the amount many individuals are able or willing to invest on their own. By investing in a diverse group of Hedge Funds, the Fund seeks to provide Shareholders with access to the varied skills and expertise of these Portfolio Managers, while at the same time reducing the risks and volatility associated with investing in any single Hedge Fund. Private Advisors believes that its investment experience and network of relationships in the investment management business provides the Fund with access to Portfolio Managers otherwise unavailable or unknown to most investors.

Investment Strategies of Portfolio Managers

The Fund is structured as a fund-of-hedge funds investment vehicle. The investment strategies employed by the Portfolio Managers selected may include, among others, credit, convertible arbitrage, event-driven, distressed, global macro, income, long/short credit, long/short equity and relative value/arbitrage strategies (i.e., strategies where the Portfolio Manager seeks returns that are not necessarily correlated to traditional stock and bond indices).

In implementing these strategies, the Hedge Funds may acquire positions in a wide variety of securities and other financial instruments, including but not limited to equity securities, debt securities, convertible securities,

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commodities, futures and options. By diversifying its assets among multiple Hedge Funds employing varying styles and strategies, the investment risks associated with an investment in any one of the Hedge Funds may be reduced.

In selecting Hedge Funds for investment, Private Advisors evaluates the Hedge Funds based on, but not limited to, the following criteria: (a) the investment management experience of the Portfolio Manager; (b) the historical performance of Hedge Funds managed by the Portfolio Manager; (c) the investment style and strategy of the Portfolio Manager, as well as the Portfolio Manager’s ability to apply its investment approach consistently and effectively; (d) the diversification benefits of each Hedge Fund to the overall Fund’s portfolio; and (e) the depth and quality of the Portfolio Manager’s organization.

Private Advisors generally seeks to invest with Portfolio Managers that have: (a) a minimum three-year Hedge Fund performance track record, with exceptions for sufficiently compelling opportunities; (b) a performance fee-based compensation structure for Portfolio Managers; (c) provisions for an annual audit of the Hedge Fund by a recognized independent public accounting firm; and (d) the services of a reputable, independent third party administrator.

By seeking to invest in Hedge Funds that employ a variety of investment styles and strategies, the Fund seeks to produce returns that are less volatile than the overall equity market (although no such assurances can be made). The expectation is that over time, the Fund will perform well in rising equity markets and protect capital in falling equity markets (although, again, no such assurances can be made).

Following is a summary of some of the investment strategies expected to be employed by the Portfolio Managers.

Event-driven strategies may include (but are not limited to) distressed corporate, distressed mortgage, event equity, equity restructuring and trade claims as described below.

•	Distressed Corporate: Portfolio Managers seek to purchase securities (typically debt) of companies experiencing financial or operating difficulties due to excessive debt burdens or temporary liquidity problems. Often these companies are in or about to enter bankruptcy. Understanding the complexities of the bankruptcy process allows experienced distressed Portfolio Managers to profit by buying the securities at a deep discount to intrinsic value.

•	Distressed Mortgage: The strategy includes investments in tranches of mortgage-backed securities that are trading at a deep discount to their fundamental value. Portfolio Managers make this assessment via intensive loan level credit research and understanding of the detailed structures of these securities. Some Portfolio Managers that execute this strategy purchase deeply discounted “whole loans,” which are unsecuritized pools of mortgage loans. These Portfolio Managers own or partner with a special servicer to work directly with delinquent borrowers to mitigate losses on the loan pool by modifying terms, executing property sales or pursuing foreclosure in an attempt to recover more than the discounted price paid for the pools.

•	Equity Restructuring: The strategy represents investments in the discounted securities of a given company that have been converted into equity in the bankruptcy process and stand to benefit from a turnaround in the business. These investments often originate as distressed debt investments.

•	Event Equity: This strategy involves a long and short fundamental approach to equity investments that have a visible catalyst that can enhance value in a short to intermediate term horizon. Situations can also offer underpriced positive optionality. These Portfolio Managers seek to limit the macro, market and/or industry risk that accompanies the holdings, such that the event drives the ultimate profitability of the investment.

•	Trade Claims: Trade claims are claims of a bankrupt company’s vendors resulting from outstanding trade liabilities. Holders of a company’s trade claims sometimes look for buyers to purchase their obligations as an alternative to forced participation in the reorganization. Portfolio Managers who are active in this strategy seek to purchase the claims at a significant discount to bonds with the same creditor rights. They provide liquidity to the vendor and benefit from the discounted price and ultimate recovery value. Private Advisors favors Portfolio Managers with sourcing capability.

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Global macro includes both discretionary and quantitatively oriented macro strategies.  Private Advisors typically focuses on (but is not limited to) the discretionary global macro strategy as described below.

•	Discretionary Global Macro: This strategy relies on the assessment of relative valuations at a macroeconomic level across multiple geographies and asset classes based on economic indicators, trend and factor analysis, and flow of funds data. Investments can span the fixed income, currency, commodity and equity markets. Macro investing is generally a liquid, high frequency trading strategy. Private Advisors favors Portfolio Managers with a research intensive approach and strong risk management controls.

Income strategies include (but are not limited to) asset based, corporate lending and real estate lending – as described below.

•	Asset Based: The strategy involves opportunistically acquiring portfolios of orphan commercial and consumer-based loans or other receivables. More specifically, this asset class includes such instruments as consumer credit card receivables, franchise loans, life insurance policies, business loans and accounts receivable. Portfolio Managers in the strategy will generally target sellers (frequently banks) who dispose of “non-core” assets at discounted prices in order to enhance liquidity.

•	Corporate Lending: Portfolio Managers incorporating this strategy opportunistically originate loans to middle market businesses in need of quick access to capital for liquidity purposes or to exploit a temporary opportunity such as an acquisition. Financings will typically be well collateralized with robust covenants and higher all-in yields (sometimes equity participations) than those available in the syndicated loan market. Transactions have few to no other lenders, offering the Portfolio Managers full control to workout a position if necessary.

•	Real Estate Lending: The strategy includes investments in selected real estate loans where a borrower typically lends 50 – 70 cents against a dollar’s worth of collateral. Portfolio Managers seek geographically diverse investments in property types including multi-family apartments, corporate campuses, and commercial and industrial property. In many cases, the Hedge Funds that Private Advisors invests with acquire the loans at distressed prices from the original lenders who desire liquidity.

Long/short equity strategies include (but are not limited to) fundamental long/short equity and market neutral equity as described below.

•	Fundamental Long/Short Equity: This strategy involves taking both long and short positions primarily in public equities. Private Advisors focuses on Portfolio Managers that employ deep fundamental research and proprietary valuation techniques to determine long and short opportunities. The majority of the Portfolio Managers generally are net long, although they have the flexibility to run low net or net short periodically, and minimal leverage is used.

•	Market Neutral Equity: This strategy involves establishing offsetting positions (long and short) in the equity securities of similar companies in the same industry based on perceived disparities in the relative valuations of the two companies. Portfolio Managers take a diverse approach to position selection including bottom-up, fundamentally driven analysis as well as quantitatively driven factor modeling.

Relative value/arbitrage strategies include (but are not limited to) capital structure arbitrage, long/short credit, long/short structured credit, convertible arbitrage, merger arbitrage and fixed income arbitrage as described below.

•	Capital Structure Arbitrage: Portfolio Managers invest both long and short in the securities within a given company’s capital structure. Portfolio Managers implementing this strategy often establish long positions in senior or secured debt instruments that trade at a discount to intrinsic value or close to fair

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value and establish simultaneous short positions in subordinated debt or equity securities deemed to be overvalued relative to the senior debt.

•	Long/Short Credit: This strategy involves taking both long and short positions in distinct corporate debt instruments. Private Advisors invests with Portfolio Managers who focus primarily on situations where a mispricing is identified. Many of the investments are catalyst-driven and rely on events such as corporate restructuring, changes to capital structure, management turnover, changes to operating performance, market technical factors and fraud.

•	Long/Short Structured Credit: This strategy attempts to isolate returns by trading both long and short positions in tranches of various types of structured credit instruments. This may include multiple tranches of collateralized debt obligations (CDOs), collateralized loan obligations (CLOs), residential mortgage-backed securities (RMBS), commercial mortgage-backed securities (CMBS), credit default swaps (CDS), credit default swap index (CDX), asset-backed securities index (ABX) and commercial mortgage-backed securities index (CMBX).

•	Convertible Arbitrage: Portfolio Managers who utilize this strategy take advantage of price discrepancies within a company’s capital structure. Portfolio Managers in this strategy typically purchase a convertible bond or convertible preferred stock of the issuer while simultaneously selling short the underlying security (often in issuer’s common stock) and in many cases shorting a credit instrument of the issuer. Accordingly, the Portfolio Managers’ positions are hedged and therefore returns are dependent upon the relative price movements of the securities, not upon the movements of the securities markets. Portfolio Managers usually leverage their portfolios in order to enhance returns.

•	Merger Arbitrage: This strategy involves the purchase of the securities of a company involved in an announced special event such as a takeover, merger, corporate spin off or reorganization. Portfolio Managers incorporating this strategy typically purchase the stock of the target company while simultaneously shorting the stock of the acquirer, taking advantage of the spread or differential between the current trading price of the company to be acquired and the proposed transaction price. Returns are also generated from the gains associated with definable events such as regulatory approvals. Portfolio Managers often use leverage to enhance their returns.

•	Fixed Income Arbitrage: Portfolio Managers in this strategy trade government bonds, interest rate swaps, repurchase agreements, reverse repurchase agreements, futures and related derivative securities to take advantage of mispricings that occur in various fixed income markets. This strategy generally requires a substantial amount of leverage in order to produce attractive rates of return.

Private Advisors will review each investment of the Fund regularly. While it is the intention of Private Advisors to select Hedge Funds with a view toward long-term investment, changes may be made in any Hedge Fund if Private Advisors determines that it no longer meets the objectives of the Fund.

Private Advisors may invest the Fund’s cash balances in any instruments it deems appropriate. Any income earned from such investments may be reinvested by the Fund in accordance with its investment program.

Private Advisors’ Investment Approach

Private Advisors’ hedge fund investment professionals have overall responsibility for the investment process, including Portfolio Manager selection, portfolio construction/asset allocation, and risk management. Private Advisors’ investment professionals apply their significant multi-asset class experience that spans various market cycles during decision-making in all phases of the investment process. Prior investment experience among team members includes endowment management, state public retirement system investment committee chair, direct hedge fund portfolio management, long/short equity hedge fund portfolio manager and long/short equity hedge fund analyst, as well as positions in equity research, commodity trading, private equity and investment banking. Members of the hedge fund investment team focus on Portfolio Managers and Hedge Funds that operate in the specific areas within their investment expertise.

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Private Advisors’ investment professionals are responsible for, among other things, (i) researching and identifying Portfolio Managers, (ii) reviewing the suitability of the terms and conditions of Hedge Fund agreements, and (iii) allocating and reallocating the Fund’s assets among such Hedge Funds.

Generally, the Fund purchases interests in an investment vehicle or entity through which a given Portfolio Manager conducts its activities. Such underlying investment vehicles (i.e., Hedge Funds) may have limitations on the right to redeem or may impose redemption fees that may further reduce the liquidity of an investment in the Fund.

Private Advisors selects Portfolio Managers on the basis of various criteria, including, among other things, the Portfolio Manager’s investment performance during various time periods and market cycles, the Hedge Fund’s infrastructure, and the Portfolio Manager’s reputation, experience, training, and investment philosophy and policies. The Portfolio Manager’s ability to provide timely and accurate reporting is also considered.

The identity and number of Hedge Funds may change over time. Private Advisors may cause the Fund to redeem from or invest in different Hedge Funds without the prior consent of or notice to the Shareholders. Because the Fund is non-diversified, Private Advisors is not restricted by the diversification provisions of the 1940 Act with respect to the amount or percentage of the Fund’s assets allocable to any single Hedge Fund. However, the Fund limits the amount invested in any single Hedge Fund to no more than 10% of the Fund's total assets measured at the time of investment. Private Advisors does not follow a rigid investment policy that would preclude the Fund’s participation in any market, strategy, or investment. Portfolio Managers may utilize leverage and invest long and short positions in equities, options, warrants, fixed income securities, financial and commodity futures and commodities, currency forwards, over-the-counter derivative instruments, securities that lack active public markets, repurchase and reverse repurchase agreements, preferred stocks and convertible bonds and other financial instruments. When Portfolio Managers determine that such an investment policy is warranted, they may invest, without limitation, in cash and cash equivalents. The Fund invests opportunistically in multiple strategies and instruments, as market conditions warrant.

The Fund does not intend to borrow funds to leverage its investment program. However, some Portfolio Managers with whom the Fund invests may use leverage. The Fund may borrow in order to fund repurchase requests or for other purposes. See “Credit Facility.”

Investment Approach

Various hedge fund investment professionals of Private Advisors (“Hedge Fund Investment Committee”) are responsible for identifying prospective Portfolio Managers, performing due diligence, and review of those Portfolio Managers, allocating and reallocating the Fund’s assets among Hedge Funds and providing risk management services. The Hedge Fund Investment Committee members are highly experienced investment professionals with diverse backgrounds who are responsible for, among other things, evaluating Portfolio Managers, reviewing ongoing performance of Portfolio Managers, analyzing the various strategies used by Portfolio Managers and monitoring Portfolio Managers on an ongoing basis for risk management purposes.

Investment Process Overview

Private Advisors has developed a disciplined, detailed and repeatable investment process. This investment process includes:

•	Strategy Research. On a quarterly basis, Private Advisors’ hedge fund investment professionals analyze and assess all relevant, potential hedge fund strategies (including those where investments have already been made) to identify those strategies that they believe offer the best risk/reward opportunities going forward. As a result of this ongoing research, the investment team creates target strategy allocations each quarter, which drives Portfolio Manager research initiatives and ultimately portfolio construction decisions. Once a strategy has been identified as a focus, team members begin sourcing appropriate Portfolio Managers or focus in on Portfolio Managers that operate with that strategy and that are already undergoing a due diligence review by Private Advisors.

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•	Portfolio Manager Sourcing. Private Advisors’ team of investment professionals are continually sourcing, evaluating, and monitoring Portfolio Managers to ensure that the team’s best ideas are able to be executed efficiently. Sourcing channels include buy-side relationships (other portfolio managers, other hedge funds, traders, analysts and private equity managers), sell-side relationships (brokers, analysts and traders), industry contacts (institutional investors, prime brokers and conferences), public company management teams, and private equity investment team members and Portfolio Manager referrals.

•	Portfolio Manager Due Diligence. The goal of the due diligence process is to seek to identify and invest in Hedge Funds that will preserve capital, provide downside protection and meet objectives given the strategies in which they operate. Private Advisors seeks Portfolio Managers whose philosophy and processes align with those of Private Advisors and whose strategies are understood. The due diligence process is intended to assess the quality of the organization, the investment professionals, the investment process and past results and risks. Due diligence is a collaborative team approach that includes multiple on-site meetings, in-depth qualitative and quantitative research that assesses the Portfolio Manager’s investment skills and ability to generate expected risk-adjusted returns on a consistent basis, a detailed operational review and third party verifications. Due diligence results in an individual Portfolio Manager scorecard and a detailed Portfolio Manager investment memo, which are reviewed by members of the Hedge Fund Investment Committee.

•	Operational Due Diligence. The goal of the operational due diligence process with respect to Portfolio Managers is to determine if appropriate infrastructure and operational resources are in place, to confirm the experience of the operational team and the quality of the technological resources, to evaluate the scalability of each strategy from an operational perspective, and to assess the quality and culture of the Portfolio Manager’s management team. The process includes at least one, but usually more than one, on-site visit at the Portfolio Manager’s office. Calls with administrators and due diligence is conducted on any third party service providers used by the Portfolio Manager. References are conducted independently and reviewed by Private Advisors’ Head of Operational Due Diligence.

•	Portfolio Construction. The portfolio construction process incorporates investment team members’ quantitative and qualitative assessments of strategies and Portfolio Managers. The Hedge Fund Investment Committee members review and discuss all relevant materials including strategy research, Portfolio Manager scorecard, the investment memo, quantitative analysis, reference feedback, operational review, liquidity and all Hedge Fund terms. Prior to an investment, consideration is given to the Portfolio Manager’s strategic fit in the overall portfolio and the Portfolio Manager’s potential impact on the overall portfolio’s risk/return profile. Correlation analysis of the Portfolio Manager is performed relative to existing Portfolio Managers and the appropriate indices for the Portfolio Manager and the Hedge Fund. Decisions to invest in a Portfolio Manager are made by members of the Hedge Fund Investment Committee. Position sizing is determined by the conviction level of members of the Hedge Fund Investment Committee based on the return expectation versus the risk of capital loss in various market environments, operational/business risk, liquidity profile, volatility, length of track record and portfolio diversification benefits.

•	Risk Management. Private Advisors approaches risk management from both the portfolio and individual Portfolio Manager levels. At the portfolio level, overall exposures are monitored on an ongoing basis to ensure that in aggregate the portfolio is not overly exposed to any one factor, including but not limited to leverage, volatility, security concentration, credit risk, liquidity risk or geopolitical risk. Portfolio Managers are also monitored on an ongoing basis to ensure that each is working within its core competency(ies) and/or expected area(s) of expertise. Additionally, each Portfolio Manager is generally formally reviewed every twelve months by the investment team and separately by the Head of Operational Due Diligence to update views on continued operational stability. The Risk Committee of Private Advisors conducts quarterly analysis of the portfolio and its investments. Private Advisors utilizes a number of internally developed, proprietary risk models to measure and monitor the portfolios, the Portfolio Managers and underlying position level risks. While data collection is crucial, experienced investment professionals are essential for the application of successful risk management.

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RISK FACTORS

The Fund’s investment program is speculative and entails substantial risks.  There can be no assurance that the Fund’s investment objective or those of the Hedge Funds will be achieved, and results may vary substantially over time. Investors should carefully consider the risks involved in an investment in the Fund, including, but not limited to, those discussed below. The risk factors of the Fund generally fall into the following broad categories:

•	Risks Related to an Investment in the Fund
•	Risks Related to the Types of Investments Utilized by the Hedge Funds
•	Risks Related to the Investment Strategies of the Hedge Funds
•	Risks Related to the Management and Operations of the Hedge Funds

Risks Related to an Investment in the Fund

Limited Operating History. The Fund has a limited operating history as (i) an investment company registered under the 1940 Act, or (ii) a “master-feeder” fund. In this regard, an investment in the Fund is therefore subject to all of the risks and uncertainties associated with operating in such capacities.

Non-Diversified Status.  The Fund is a “non-diversified” management investment company. Thus, there are no percentage limitations imposed by the diversification provisions of the 1940 Act on the percentage of the Fund’s assets that may be invested in the securities of any one issuer.  Although Private Advisors follows a general policy of seeking to diversify the Fund’s capital among multiple Hedge Funds, Private Advisors may depart from such policy from time to time and one or more Hedge Funds may be allocated a relatively large percentage of the Fund’s assets subject to the limits set forth herein. As a result of a large investment in a particular Hedge Fund, losses suffered by such Hedge Fund could result in a larger reduction in the Fund’s NAV than if such capital had been more proportionately allocated among a larger number of Hedge Funds. However, the Fund limits the amount invested in any single Hedge Fund to no more than 10% of the Fund's total assets measured at the time of investment.

Reliance on Private Advisors. Private Advisors, subject to the supervision of the Board and New York Life Investments, has complete discretion in investing the Fund’s assets through the selection of Portfolio Managers. The Fund’s success depends, to a great extent, on Private Advisor’s ability to select successful Portfolio Managers, and the manner in which the Fund’s assets are allocated among the Portfolio Managers selected. There can be no assurance that Private Advisors’ investment program will be successful. Private Advisors has broad discretion in selecting Portfolio Managers, and in developing a risk profile for the Fund’s portfolio.

In addition, Private Advisors is not required to devote its full time to the business of the Fund and there is no guarantee or requirement that any investment professional or other employee of Private Advisors will allocate a substantial portion of his or her time to the Fund. If Private Advisors is removed, resigns or otherwise no longer serves as subadvisor of the Fund, investments in a large number of Hedge Funds may be required to be liquidated or may otherwise become unavailable to the Fund, which may have an adverse impact on the Fund’s investment performance.

Management Risk. The Fund is subject to management risk because it is actively managed. The investment strategies, practices and risk analysis used by Private Advisors, and in turn by the Portfolio Managers, may not produce the desired results.

Reliance on Service Providers. The Fund relies upon the performance of service providers with respect to the operations of the Fund.  In particular, the Advisors, the Fund’s administrator and custodian, and their respective delegates, if any, will perform services that are integral to the Fund’s operations and financial performance. Failure by any service provider to carry out its obligations to the Fund in accordance with the terms of its appointment, to exercise due care and skill, or to perform its obligations to the Fund at all as a result of insolvency, bankruptcy or other causes could have a material adverse affect on the Fund’s performance. The termination of the Fund’s relationship with any service provider, or any delay in appointing a replacement for such service provider, could materially disrupt the business of the Fund and could have a material adverse effect on the Fund’s performance.

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Information Technology Systems. The Fund is dependent on the Advisors for certain management services as well as back-office functions. The Advisors and the Portfolio Managers depend on information technology systems in order to assess investment opportunities, strategies and markets and to monitor and control risks for the Fund and Hedge Funds.  Information technology systems are also used by the Hedge Funds to trade in their underlying investments.  It is possible that a failure of some kind, which causes disruptions to these information technology systems could materially limit the Advisors’ or a Portfolio Manager’s ability to adequately assess and adjust investments, formulate strategies and provide adequate risk control.  Any such information technology related difficulty could harm the performance of the Fund.  Further, failure of the back-office functions of the Advisors or Portfolio Managers to process trades in a timely fashion could prejudice the investment performance of the Fund.

Misconduct of Employees and of Service Providers. Misconduct or misrepresentations by employees of the Advisors, Portfolio Managers or service providers could cause significant losses to the Fund. Employee misconduct may include, among other things: (i) binding the Fund or Hedge Funds to transactions that exceed authorized limits or that present unacceptable risks, (ii) unauthorized trading activities, (iii) concealing unsuccessful trading activities (which, in any case, may result in unknown and unmanaged risks or losses), (iv) inaccurate valuations, or (v) making misrepresentations regarding any of the foregoing. Losses could also result from actions by service providers, including, without limitation, failing to recognize trades and misappropriating assets. In addition, employees and service providers may improperly use or disclose confidential information, which could result in litigation or serious financial harm, including limiting the Fund’s or a Hedge Fund’s business prospects for future marketing activities. Despite Private Advisors’ supervision and due diligence efforts, misconduct and intentional misrepresentations may be undetected or not fully comprehended, thereby potentially undermining Private Advisors’ supervision and due diligence efforts. As a result, no assurances can be given that the due diligence performed by Private Advisors will identify or prevent any such misconduct.

Risks Related to the Fund’s Status as a RIC and the Fund’s Investments in PFICs. The Fund has elected to be treated and intends to qualify each year as a “regulated investment company” (“RIC”) under the Internal Revenue Code of 1986, as amended (“Code”).  As a RIC, the Fund will generally not be subject to Fund-level income tax on any income and gains that it timely distributes as dividends to Shareholders.  To qualify and maintain its status as a RIC, the Fund must, among other things, meet certain source-of-income, asset diversification and annual distribution requirements. If the Fund fails to qualify as a RIC for any reason, it will be subject to U.S. federal income tax at regular corporate rates on all of its taxable income and gains. The resulting corporate taxes would materially reduce the Fund’s net assets and the amount of cash available for distribution to Shareholders.

The Fund anticipates that substantially all of the Hedge Funds in which it invests will be treated as “passive foreign investment companies” or “PFICs” for U.S. federal income tax purposes. The Fund will be subject to certain risks associated with its strategy of investing in PFICs. For example, the special rules governing PFICs will require the Fund to recognize taxable income without a corresponding receipt of cash.  Since the Fund will recognize taxable income without a corresponding receipt of cash by reason of investing in PFICs, the Fund will have greater difficulty satisfying its annual distribution requirements in order to qualify for taxation as a RIC. Even if the Fund remains qualified as a RIC, it will be subject to Fund-level income and excise taxes on taxable income (and gain), including taxable income without a corresponding receipt of cash, that the Fund does not distribute to Shareholders. Although the Fund may borrow funds or to redeem a sufficient amount of its investments in PFICs to meet the distribution requirements to maintain its qualification as a RIC and minimize U.S. federal income and excise taxes, no assurance can be given in this regard.

Any losses the Fund recognizes with respect to its investments in PFICs will generally be treated as ordinary losses, except to the extent any such losses exceed any net mark-to-market gains with respect to shares in the same PFIC included in the Fund’s gross income for prior taxable years. Although a RIC is permitted to carry forward a net capital loss, a RIC is not permitted to carry forward a net operating loss. Accordingly, to the extent any mark-to-market PFIC losses, including losses from the Fund’s actual sales of PFIC shares, create or increase a net operating loss of the Fund for a given taxable year, the Fund will not realize any tax benefit from such PFIC losses because the Fund will not be allowed to carry forward such PFIC losses to offset taxable income in future taxable years. In addition, the Fund will be required to reduce its adjusted tax basis in its PFIC shares by the amount of mark-to-market PFIC losses even if the Fund realizes no tax benefit from such mark-to-market PFIC losses, which would be the case if such mark-to-market PFIC losses create or increase a net operating loss of the Fund. In this situation, the Fund’s future gross income will be increased (or its future loss will be decreased) by reason of any reduction of the Fund’s adjusted tax basis in its PFIC shares for such unusable mark-to-market PFIC losses. Thus, unusable mark-to-market PFIC losses and unusable losses from the

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Fund’s actual sales of PFIC shares could produce the adverse tax result of double taxation to the Fund and thus Shareholders. For a more complete description of these and other tax considerations, see “Certain Tax Considerations” below.

Layering of Expenses.  The Fund and Hedge Funds each impose management fees, and many Hedge Funds may also charge performance-based compensation.  In addition to a fixed management fee, Portfolio Managers typically may also be paid or allocated amounts based upon a share of the profits of the Hedge Fund. Portfolio Managers of such Hedge Funds may receive substantially higher payments than would otherwise be the case under alternative arrangements. Other service providers of Hedge Funds may be compensated or may receive allocations on terms that may include fixed and/or performance-based fees or allocations.  As a result, the Fund, and indirectly Shareholders, pay multiple investment management and other service provider fees.  In addition to the fees paid indirectly by the Fund to the Portfolio Manager, fees paid in relation to Hedge Funds will generally, for fixed fees, if applicable, range from 1% to 4% per annum of the average NAV of the Hedge Funds, and performance-based compensation or allocations are likely to range from 10% to 30% of the net capital appreciation in the Hedge Funds for the relevant performance compensation measurement period.  Moreover, an investor in the Fund bears a proportionate share of the expenses of the Fund and, indirectly, similar expenses of the Hedge Funds. Investors could avoid the additional level of fees and expenses of the Fund by investing directly with the Hedge Funds, although access to many Hedge Funds may be limited or unavailable.

Legal, Tax and Regulatory Risks. Legal, tax and regulatory changes could occur that may materially adversely affect the Fund and Hedge Funds. For example, the regulatory environment for derivative instruments in which Hedge Funds may participate is evolving, and changes in the regulation of derivative instruments may materially adversely affect the value of derivative instruments held by the Hedge Funds and the ability of the Hedge Funds to pursue their trading strategies.  Similarly, the regulatory environment for leveraged investors and for private equity and hedge funds generally is evolving, and changes in the direct or indirect regulation of leveraged investors or private equity and hedge funds, including tax regulation applicable thereto, may materially adversely affect the ability of the Fund and the Hedge Funds to pursue their investment objectives or strategies.  In particular, in light of recent market events, Congress has held hearings regarding taxation and regulatory policy as it relates to leveraged investors, tax-exempt investors and private equity and hedge funds, and the Securities and Exchange Commission (“SEC”) has recently engaged in a general investigation of hedge funds, which has resulted in increased regulatory oversight and other legislation and regulation relating to hedge fund managers, hedge funds and funds of hedge funds. Such legislation or regulation could pose additional risks, and result in material adverse consequences to the Fund or the Hedge Funds and/or limit potential investment strategies that would have otherwise been used by the Advisors or the Portfolio Managers in order to seek to obtain higher returns.  The Hedge Funds may be established in jurisdictions where no or limited supervision is exercised on such Hedge Funds by regulators.  Investor protection may be less efficient than if supervision was exercised by a regulator.  If regulators were to adopt leverage limitations for private equity or hedge funds, these funds may not be able to earn the same returns they earned in the past.

On February 9, 2012, the Commodity Futures Trading Commission (“CFTC”) adopted certain amendments to the regulations governing commodity pools, commodity pool operators, and commodity trading advisors (the “CPO-CTA Rulemaking”). As part of the CPO-CTA Rulemaking, the CFTC amended Rule 4.5 under the Commodity Exchange Act (the “CEA”) to impose additional restrictions on the use of commodity futures, commodity options and swaps by registered investment companies, such as the Fund. These amendments limit the ability of the Fund to use commodity futures, commodity options and swaps without the Fund and the advisors being subject to full CFTC regulation, which would impose substantial additional regulatory and compliance burdens on the Advisors and would impose some limited additional regulatory requirements on the Fund. It is possible that the amendments may adversely affect the Fund’s ability to manage its portfolio and may impair the Fund’s ability to achieve its investment objective.

Also in the CPO-CTA Rulemaking, the CFTC rescinded the exemption from commodity pool operator registration under Rule 4.13(a)(4), which many Portfolio Managers rely upon. The rescission of Rule 4.13(a)(4) in respect of Portfolio Managers was effective December 31, 2012. This rescission limits the ability of Hedge Funds to use commodity futures, commodity options and swaps (which in many cases are integral parts of such Hedge Funds' investment strategies) without requiring their Portfolio Managers to register as commodity pool operators, which imposes substantial additional regulatory and compliance burdens on such Portfolio Managers and Hedge Funds.

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The rescission of Rule 4.13(a)(4) may adversely affect certain of the Portfolio Managers’ ability to manage the portfolios of their Hedge Funds and to achieve their Hedge Funds' investment objectives, or result in increased compliance costs to the Hedge Funds if the Portfolio Managers elect to operate the Hedge Funds as registered commodity pool operators.

The CPO-CTA Rulemaking also imposed additional reporting and disclosure obligations on commodity pool operators and this too may adversely affect the Fund’s ability to manage its portfolio and impair the Fund’s ability to achieve its investment objective, as well as the Portfolio Managers’ ability to manage the portfolios of their Hedge Funds and to achieve their investment objectives. The CPO-CTA Rulemaking may, in particular, substantially increase regulatory compliance costs for the Fund, the Advisors, the Hedge Funds and the Portfolio Managers, and could have effects on the management of the Fund’s and Hedge Funds’ portfolios that are currently unforeseeable, that could reduce returns to investors and that could impair the Fund’s and the Hedge Fund’s ability to achieve their investment objectives.

Significant Financial Intermediaries. To the extent that substantial numbers of investors have a relationship with a particular Financial Intermediary, such Financial Intermediary may have the ability to influence investor behavior, which may affect the Fund.  To the extent that such Financial Intermediary exercises collective influence over such investors’ decisions to request repurchase of Shares, the Fund may make larger tender offers than would otherwise be the case.  Substantial acceptance of the Fund’s offers to repurchase Shares could require the Fund to liquidate certain of its investments more rapidly than otherwise desirable in order to raise cash to fund the repurchases and achieve a market position appropriately reflecting a smaller asset base.  This could have a material adverse affect on the performance of the Fund.

Similarly, if such Financial Intermediaries exercise collective influence over such investors’ voting of such Shares, they could, subject to compliance with SEC rules and state law, change the composition of the Board, which in turn could lead to a change in the Advisors to the Fund.  If effected, such changes could have a material adverse affect on the performance of the Fund.

ERISA Matters.  Most pension and profit sharing plans, individual retirement accounts and other tax-advantaged retirement funds are subject to provisions of the Code, the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), or both, which may be relevant to a decision whether such an investor should invest in the Fund. There may, for example, be issues whether such an investment is “prudent” or whether it results in “prohibited transactions.”  Legal counsel should be consulted by such an investor before investing in the Fund.

Anti-Takeover Provisions in the Declaration of Trust.  The Declaration of Trust includes provisions that could limit the ability of other entities or persons to acquire control of the Fund or convert the Fund to open-end status.

Portfolio Valuation.  Interests in Hedge Funds are generally valued based upon values or performance information provided by the Portfolio Managers or their administrators, as the case may be.  In addition, these entities may not provide estimates of the value of Hedge Funds, or may do so irregularly, with the result that the values of such investments may be estimated by the Advisors consistent with the Fund’s valuation policies and procedures.  Certain securities or investments, particularly those for which market quotations may not be readily available, may be difficult to value.  Because of overall size, concentration in particular markets and maturities of positions held by the Fund through the Hedge Funds, the value at which its investments can be liquidated may differ, sometimes significantly, from the interim valuations obtained by the Fund.  In addition, the timing of liquidations may also affect the values obtained on liquidation.  Securities held by Hedge Funds may routinely trade with bid-offer spreads that may be significant.  In addition, a Hedge Fund may hold loans or privately placed securities for which no public market exists.  Accordingly, the values of a Hedge Fund provided to the Fund may be subject to an upward or downward adjustment based on information reasonably available at that time or following the auditing of the Hedge Fund’s financial records.  There can therefore be no guarantee that the Fund’s investments could ultimately be realized at the Fund’s valuation of such investments.  See “Calculation of Net Asset Value; Valuation.”

The valuations reported by the Portfolio Managers, upon which the Fund primarily relies in calculating its month-end NAV and NAV per Share, may be subject to later adjustment, based on information reasonably available at that time. The Fund will pay repurchase proceeds, as well as calculate management and other fees, on the basis of net asset valuations determined using the best information available as of the Valuation Date (as defined in the section

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“Calculation of Net Asset Value; Valuation”).  In the event that a Hedge Fund, in accordance with its valuation procedures, subsequently corrects, revises or adjusts an unaudited estimated or final value that was properly relied upon by the Fund, the Fund will generally not make any retroactive adjustments to its NAV, or to any amounts paid based upon such NAV, to reflect a revised valuation.  If, after the Fund pays repurchase proceeds, one or more of the valuations used to determine the NAV on which the repurchase payment is based are revised, the repurchasing Shareholders (if the valuations are revised upward) or the remaining Shareholders (if the valuations are revised downwards) will bear the risk of such revisions. A repurchasing Shareholder will neither receive distributions from, nor will it be required to reimburse, the Fund in such circumstances. This may have the effect of diluting or increasing the economic interest of other Shareholders. Such adjustments or revisions, whether increasing or decreasing the NAV at the time they occur, because they relate to information available only at the time of the adjustment or revision, will not affect the amount of the repurchase proceeds received by Shareholders who had their Shares repurchased prior to such adjustments and received their repurchase proceeds. As a result, to the extent that such subsequently adjusted valuations from Portfolio Managers or revisions to NAV of a Hedge Fund adversely affect the Fund’s NAV, the outstanding Shares of the Fund will be adversely affected by prior repurchases to the benefit of Shareholders who had their Shares repurchased at an NAV per Share higher than the adjusted amount. Conversely, any increases in the NAV per Share resulting from such subsequently adjusted valuations will be entirely for the benefit of the holders of the outstanding Shares and to the detriment of Shareholders who previously had their Shares repurchased at an NAV per Share lower than the adjusted amount. New Shareholders, as well as Shareholders purchasing additional Shares, may be affected in a similar way because the same principles apply to the subscription for Shares.  See “Calculation of Net Asset Value; Valuation.”

Because of the inherent uncertainty of valuation, the estimated value of Hedge Funds for which no ready market exists may differ significantly from the value that would be used had a ready market for the security existed, and the differences could be material. When market quotations are not available, investments, such as complex or unique financial instruments, may be priced pursuant to a number of methodologies, such as computer-based analytical modeling or individual security evaluations.  These methodologies generate approximations of market values, and there may be significant professional disagreement about the best methodology for a particular type of financial instrument or different methodologies that might be used under different circumstances. In the absence of an actual market transaction, reliance on such methodologies is essential, but may introduce significant variances in the ultimate valuation of Hedge Funds.

Some of the Hedge Funds may hold a portion of their investments, in particular investments that are illiquid, in so-called “side pockets.” Side pockets are sub-funds or other special allocations within a Hedge Fund that create a structure to invest in illiquid or hard to value securities or other investments and are valued independently from the general portfolio with distinct allocation, distribution and redemption terms and are generally held only by those investors existing at the time of investment. There is no limit to the amount that the Fund may invest in Hedge Funds with side pockets nor on the aggregate size of side pockets.  Were the Fund to request redemption from a Hedge Fund that distributed side pocket(s) to satisfy a portion of such redemption, the portion of the Fund’s interest in the Hedge Fund’s side pockets would generally require a much longer period of time than redemption from the main portfolio and during the period of liquidation of the side pockets, the Fund would remain invested in the side pockets and subject to subsequent market fluctuation in the value of the side pockets.  In addition, Hedge Funds may also establish side pockets or other liquidity management allocations at the time a redemption request is made that are intended to reflect that portion of the Hedge Fund’s investments that are deemed illiquid at that time. To the extent such redemption side pockets are created, the Fund would similarly be subject to an extended liquidation period and market risk.  In addition, the portion of a Hedge Fund’s investments that are held in side pockets may be more difficult to value and the value of those investments reported by Portfolio Managers (and the Fund) may not accurately reflect the price at which such investments are eventually sold.

Liquidity of Shares.  The Fund has been established as a closed-end management investment company designed primarily for long-term investors and is not intended to be a trading vehicle.  Closed-end funds differ from open-end management investment companies (commonly known as mutual funds) in that investors in a closed-end fund do not have the right to redeem their shares on a daily basis at a price based on NAV.  In order to be able to meet daily redemption requests, mutual funds are subject to more stringent liquidity requirements than closed-end funds. In particular, a mutual fund generally may not invest more than 15% of its net assets in illiquid securities, while a closed-end fund may invest all or substantially all of its assets in illiquid investments.  The Advisors believe that unique investment opportunities exist in the market for Hedge Funds, which generally are illiquid.

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Shareholders have no right to have their Shares redeemed or, because the Fund is not an “interval fund” within the meaning of Rule 23c-3 under the 1940 Act, repurchased by the Fund at any time.  While the Fund expects to offer to repurchase Shares from time to time, no assurance can be given that these repurchases will occur as scheduled or at all because repurchases will be conducted at the sole discretion of the Board. Even if a repurchase occurs, the percentage of the Fund’s outstanding Shares which can be redeemed on any redemption date is expected to be limited. Moreover, the transferability of Shares is limited and no secondary market is expected to exist. Accordingly, no investor should purchase any Shares unless he or she is prepared to hold the Shares for an extended period of time.

The Fund may be subject to initial lock-up periods by certain Hedge Funds, beginning from the time of its initial investment in those Hedge Funds. In this regard, the Fund may not withdraw its investment during this period. In addition, certain Hedge Funds may at times elect to suspend completely or limit withdrawal rights for an indefinite period of time in response to market turmoil or other adverse conditions (such as those experienced by many hedge funds during late 2008 into 2009). During such periods, the Fund may not be able to liquidate its holdings in such Hedge Funds in order to meet repurchase requests. In addition, should the Fund seek to liquidate its investment in a Hedge Fund that maintains a side pocket, the Fund might not be able to fully liquidate its investment without delay, which could be considerable. The Fund may need to suspend or postpone repurchase offers if the Fund is not able to dispose of its interests in Hedge Funds in a timely manner.

Repurchases of Shares.  There is a substantial period of time between the date as of which Shareholders must accept the Fund’s offer to repurchase its Shares, and the date such Shareholders can expect to receive payment for their Shares from the Fund.  During this period, investors are subject to the risk that the Fund will become unable to meet its obligations. Shareholders whose Shares are accepted for repurchase bear the risk that the Fund’s NAV may fluctuate significantly between the time that they accept the Fund’s offer to repurchase their Shares and the date as of which such Shares are valued for purposes of such repurchase.  Shareholders will have to decide whether to accept the Fund’s offer to repurchase its Shares without the benefit of having current information regarding the value of the Shares on a date proximate to the date on which the Shares are valued by the Fund for purposes of effecting such repurchases.  Payment for repurchased Shares in the Fund may require the liquidation of investments in Hedge Funds earlier than Private Advisors would otherwise liquidate these holdings, potentially resulting in losses, and may increase the Fund’s portfolio turnover.  Such liquidations may also cause the Fund to sell its more liquid investments, which may reduce the ability of the Fund to conduct future tender offers.

Although the Fund seeks diversification with respect to its Hedge Fund investments, if the Board elects to offer to repurchase Shares, and as a result, a significant number of Shares are tendered, the Fund may not be able to satisfy such repurchase requests from a variety of its Hedge Fund holdings. Accordingly, Private Advisors may be required to make disproportionate redemptions from select Hedge Funds, resulting in a temporary imbalance in the Fund’s diversification strategy.

Subscription Risk.  An investor becomes a Shareholder of the Fund as of the first Business Day of a calendar month (“Shareholder Date”). The Fund, however, will accept an investor’s subscription at least three Business Days prior to the applicable Shareholder Date (“Subscription Date”). However, the investor will not become a Shareholder of the Fund and will have no other rights (including, without limitation, any voting rights) under the Declaration of Trust until the Shareholder Date.  An investor will only become a Shareholder, and begin to participate in the Fund’s returns, on the Shareholder Date. Between the time the Fund accepts an investor’s subscription on a Subscription Date, and a Shareholder Date when the investor becomes a Shareholder, such investor will not participate in the Fund’s returns.

Investment in the Fund is Not Suitable for All Investors.  An investment in the Fund is not appropriate for all investors, and is not intended to be a complete investment program. An investment in the Fund should be made only by investors who understand the nature of the investment and do not require more than limited liquidity. An investor could incur substantial, or even total, losses on an investment in the Fund. Shares are only suitable for persons willing to accept this high level of risk.

Inflation/Deflation Risk.  Inflation risk is the risk that the value of assets or income from investment will be worth less in the future, as inflation decreases the value of money.  As inflation increases, the real value of Shares and any

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distributions on those Shares can decline.  In addition, during any periods of rising inflation, interest rates on any borrowings by the Fund would likely increase, which would tend to further reduce returns to Shareholders.  Inflation risk may also affect the real value of the Fund’s investments in Hedge Funds.  Deflation may have an adverse effect on the creditworthiness of issuers and may make issuer default more likely, which may result in a decline in the value of the Fund’s portfolio.

Risks Related to the Types of Investments Utilized by the Hedge Funds

This section discusses the risks related to the types of investments that are expected to be utilized by the Hedge Funds. It is possible that Hedge Funds will use investments that are not described below, and any such investment will be subject to its own particular risks. To the extent the Fund makes an investment directly, the same risks would apply.

Commodities. Commodities are assets that have tangible properties.  Major categories include agricultural products (e.g., wheat, cattle), energy products (e.g., oil, gasoline), metals (e.g., gold, aluminum), and “soft” products (e.g., sugar, coffee, cocoa, cotton).  Commodities can be traded on a “spot” basis (i.e., price for immediate delivery) or on a “futures” basis (i.e., price for delivery at a specified future date).  Most commodity investments involve buying or selling futures rather than transacting in the spot market.  A rise in the price of a particular commodity will generally cause the price of the futures to rise, benefiting a futures buyer.  Similarly, a decline in the price will benefit a futures seller.  The Fund may seek to invest with Portfolio Managers who engage in commodity futures trading.  In addition, a Hedge Fund may seek to invest directly in commodities through strategies that purchase or sell commodity futures as permitted by applicable law.

Commodity and financial markets are highly volatile because of the low margin deposits normally required in futures trading, and because a high degree of leverage is typical of a futures trading account.  As a result, a relatively small price movement in a futures contract may result in substantial losses to the investor. In addition, commodity exchanges may limit fluctuations in commodity futures contract prices during a single day and thus during a single trading day no trades may be executed at prices beyond the “daily limit.”  Once the price of a futures contract for a particular commodity has increased or decreased by an amount equal to the daily limit, positions in the commodity can be neither taken nor liquidated unless the Hedge Funds are willing to effect trades at or within the limit, which may hinder the ability of the Hedge Funds to trade.

Concentration of Investment Portfolios.  Because a Hedge Fund may have the ability to concentrate its investments by investing an unlimited amount of its assets in a single issuer, sector, market, industry, strategy, country or geographic region, the overall adverse impact on such Hedge Fund, and correspondingly on the Fund, of adverse movements in the value of the securities of a single issuer, sector, market, industry, strategy, country or geographic region will be considerably greater than if such Hedge Fund was not permitted to concentrate its investments to such an extent.  By concentrating in a specific issuer, sector, market, industry, strategy, country or geographic region, a Hedge Fund is subject to the risks of that issuer, sector, market, industry, strategy, country or geographic region, such as rapid obsolescence of technology, sensitivity to regulatory changes, minimal barriers to entry and sensitivity to overall market swings, and may be more susceptible to risks associated with a single economic, political or regulatory circumstance or event than a more diversified portfolio might be.  Moreover, a number of Hedge Funds might accumulate positions in the same or a related investment at the same time, compounding such risk.

Convertible Securities. Convertible securities are bonds, debentures, notes, or other securities that may be converted or exchanged (by the holder or by the issuer) into shares of the underlying common stock (or cash or securities of equivalent value) at a stated exchange ratio. Convertible securities, until converted, have the same general characteristics as debt securities insofar as they generally provide a stable stream of income with generally higher yields than those of equity securities of the same or similar issuers. By permitting the holder to exchange an investment for common stock or the cash value of a security or a basket or index of securities, convertible securities may also enable the investor to benefit from increases in the market price of the underlying securities. Therefore, convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality.

Convertible securities may be subordinate to other securities. In part, the total return for a convertible security depends upon the performance of the underlying stock into which it can be converted. Also, issuers of convertible

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securities are often not as strong financially as those issuing securities with higher credit ratings, are more likely to encounter financial difficulties and typically are more vulnerable to changes in the economy, such as a recession or a sustained period of rising interest rates, which could affect their ability to make interest and principal payments. If an issuer stops making interest and/or principal payments, a Hedge Fund that invests in the convertible securities of such an issuer could lose its entire investment. Hedge Funds may also invest in synthetic convertible securities, which are derivative positions composed of two or more securities whose investment characteristics, taken together, resemble those of traditional convertible securities. The values of a synthetic convertible and a true convertible security may respond differently to market fluctuations. In addition, in purchasing a synthetic convertible security, Hedge Funds may have counterparty (including counterparty credit) risk with respect to the financial institution or investment bank that offers the instrument. Purchasing a synthetic convertible security may provide greater flexibility than purchasing a traditional convertible security.

Counterparty Arrangements. To the extent that a Hedge Fund engages in principal transactions, including, but not limited to, swap transactions, repurchase and reverse repurchase agreements and the purchase and sale of bonds and other fixed income securities, it must rely on the creditworthiness of its counterparties under such transactions. Central clearing houses are not without their own credit risk. In certain instances, the credit risk of a counterparty may be increased by the lack of a central clearing house for certain transactions.  In the event of the insolvency of a counterparty, a Hedge Fund may not be able to recover its assets, in full or at all, during the insolvency process.  Counterparties to investments may have no obligation to make markets in such investments and may have the ability to apply essentially discretionary margin and credit requirements. Similarly, a Hedge Fund will be subject to the risk of bankruptcy of, or the inability or refusal to perform with respect to such investments by, the counterparties with which it deals.

Debt Securities. Investors buy debt or fixed-income securities primarily to profit through interest payments. Governments, banks and companies raise cash by issuing or selling debt securities to investors. Debt securities may be bought directly from those issuers or in the secondary trading markets. There are many different types of debt securities, including (without limitation) bonds, notes, and debentures. Some debt securities pay interest at fixed rates of return, while others pay interest at variable rates. Interest may be paid at different intervals. Some debt securities do not make regular interest payments, but instead are initially sold at a discount to the principal amount that is to be paid at maturity. The risks involved with investing in debt securities include (without limitation):

•	Credit risk: The purchaser of a debt security lends money to the issuer of that security. If the issuer does not pay back the loan, the holder of the security may experience a loss on its investment.
•	Maturity risk: A debt security with a longer maturity may fluctuate in value more than a debt security with a shorter maturity. Therefore, the NAV of a Hedge Fund that holds debt securities with a longer average maturity may fluctuate in value more than the NAV of a Hedge Fund that holds debt securities with a shorter average maturity.
•	Market risk: Debt securities are subject to the forces of supply and demand. Low demand may negatively impact the price of a debt security.
•	Interest rate risk: The value of debt securities usually changes when interest rates change. Generally, when interest rates go up, the value of a debt security goes down, and when interest rates go down, the value of a debt security goes up.

Debt securities rated below investment grade by independent rating agencies, such as Standard & Poor’s Ratings Services (“S&P”) or Moody’s Investor Service, Inc. (“Moody’s”) are considered to have speculative characteristics and some may be commonly referred to as “junk bonds.” Junk bonds entail default and other risks greater than those associated with higher-rated securities. The duration of a bond or mutual fund portfolio is an indication of sensitivity to changes in interest rates. In general, the longer a Hedge Fund’s duration, the more it will react to changes in interest rates and the greater the risk and return potential. A laddered maturity schedule means a portfolio is structured so that a certain percentage of the securities will mature each year. This helps the Hedge Fund manage duration and risk, and attempts to create a more consistent return.

The risks of investing in debt securities include (without limitation): (i) credit risk, i.e., the issuer may not repay the loan created by the issuance of that debt security; (ii) maturity risk, i.e., a debt security with a longer maturity may fluctuate in value more than one with a shorter maturity; (iii) market risk, i.e., low demand for debt securities may negatively impact their price; (iv) interest rate risk, i.e., when interest rates go up, the value of a debt security goes

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down, and when interest rates go down, the value of a debt security goes up; (v) selection risk, i.e., the securities selected by the Portfolio Managers may underperform the market or other securities selected by other funds; and (vi) call risk, i.e., during a period of falling interest rates, the issuer may redeem a security by repaying it early, which may reduce the Hedge Fund’s income if the proceeds are reinvested at lower interest rates.

Interest rates in the United States are at, or near, historic lows, which may increase a Hedge Fund’s exposure to risks associated with rising rates. Moreover, rising interest rates may lead to decreased liquidity in the bond markets, making it more difficult for a Hedge Fund to sell its bond holdings at a time when the Portfolio Managers might wish to sell. Decreased market liquidity also may make it more difficult to value some or all of a Hedge Fund’s bond holdings.

Additional risks associated with an investment in U.S. government fixed income securities include the following: (i) not all U.S. government securities are insured or guaranteed by the U.S. government—some are backed only by the issuing agency, which must rely on its own resources to repay the debt; and (ii) the Hedge Fund's yield will fluctuate with changes in short-term interest rates.

Derivatives. Hedge Funds may enter into derivative transactions, or “derivatives,” which may include options, futures, options on futures and swap agreements. The value of derivatives is based on certain underlying equity or fixed-income securities, interest rates, currencies or indices. The use of these transactions is a highly specialized activity that involves investment techniques, tax planning and risks that are different from those of ordinary securities transactions. Derivatives may be hard to sell at an advantageous price or time and typically are very sensitive to changes in the underlying security, interest rate, currency or index. As a result, derivatives can be highly volatile. If the Portfolio Manager is incorrect about its expectations of changes in interest rates or market conditions, the use of derivatives could result in a loss, which in some cases may be unlimited. When using derivatives, there is a risk that a Hedge Fund will lose money if the contract counterparty does not make the required payments or otherwise fails to comply with the terms of the contract. In the event of the bankruptcy or insolvency of a counterparty, the Hedge Fund could experience the loss of some or all of its investment or experience delays in liquidating its positions, including declines in the value of its investment during the period in which the Hedge Fund seeks to enforce its rights, and an inability to realize any gains on its investment during such period. A Hedge Fund may also incur fees and expenses in enforcing its rights. In addition, certain derivative transactions can result in leverage. Leverage involves investment exposure in an amount exceeding the initial investment. Leverage can cause increased volatility by magnifying gains or losses.

Distressed Debt. Distressed debt securities are debt of companies experiencing significant financial or operational difficulties that often lead to bankruptcies, exchange offers, workouts, financial reorganizations, and other special credit event-related situations. These companies are generally experiencing even greater difficulties than companies in the “high yield” category. These securities generally trade at significant discounts to par value. Because of these difficulties certain classes of investors are precluded, based on their investment mandates, from holding low quality credit instruments. Investments of this type involve substantial financial and business risks that can result in substantial or total losses.  A Hedge Fund may incur additional expenses to the extent it is required to seek recovery upon a default in the payment of principal of or interest on its portfolio holdings.

Dollar Roll Transactions.  Dollar roll transactions involve the risk that the market value of the securities a Hedge Fund is required to purchase may decline below the agreed upon repurchase price of those securities.  If the broker/dealer to whom a Hedge Fund sells securities becomes insolvent, the Hedge Fund’s right to purchase or repurchase securities may be restricted.  Successful use of dollar rolls may depend upon a Portfolio Manager’s ability to predict correctly interest rates and prepayments.  There is no assurance that dollar rolls can be successfully employed.

Emerging Markets. The risks of foreign investments are usually much greater for emerging markets. Investments in emerging markets may be considered speculative. Emerging markets are riskier than more developed markets because they tend to develop unevenly and may never fully develop. They are more likely to experience high rates of inflation and currency devaluations, which may adversely affect returns. In addition, many emerging markets have far lower trading volumes and less liquidity than developed markets. Since these markets are often small, they may be more likely to suffer sharp and frequent price changes or long-term price depression because of adverse publicity, investor perceptions or the actions of a few large investors. In addition, traditional measures of investment

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value used in the U.S., such as price to earnings ratios, may not apply to certain emerging markets. Also, there may be less publicly available information about issuers in emerging markets than would be available about issuers in more developed capital markets, and such issuers may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those to which companies in developed countries are subject.

Many emerging markets have histories of political instability and abrupt changes in policies. As a result, their governments are more likely to take actions that are hostile or detrimental to private enterprise or foreign investment than those of more developed countries, including expropriation of assets, confiscatory taxation, unfavorable diplomatic developments. Some emerging countries have pervasive and crime that may hinder investments. Certain emerging markets may also face other significant internal or external risks, including the risk of war, and ethnic, religious and racial conflicts. In addition, governments in many emerging market countries participate to a significant degree in their economies and securities markets, which may impair investment and economic growth. National policies that may limit a Hedge Fund’s investment opportunities include restrictions on investment in issuers or industries deemed sensitive to national interests.

Emerging markets may also have differing legal systems and the existence or possible imposition of exchange controls, custodial restrictions or other laws or restrictions applicable to investments that differ from those found in more developed markets. Sometimes, they may lack, or be in the relatively early development of, legal structures governing private and foreign investments and private property. In addition to withholding taxes on investment income, some emerging markets countries may impose taxes on the gross proceeds or gains associated with the sale, exchange, or other disposition of investments by foreign investors. Practices in relation to settlement of securities transactions in emerging market countries involve higher risks than those in developed markets, in part because a Hedge Fund may need to use brokers and counterparties that are less well capitalized, and custody and registration of assets in some countries may be unreliable. The possibility of fraud, negligence, undue influence being exerted by the issuer or refusal to recognize ownership exists in some emerging markets, and, along with other factors, could result in ownership registration being completely lost. A Hedge Fund would absorb any loss resulting from such registration problems and may have no successful claim for compensation. In addition, communications between the U.S. and emerging market countries may be unreliable, increasing the risk of delayed settlements or losses of security certificates.

Equity Securities. Publicly held corporations may raise cash by issuing or selling equity securities to investors. When a Hedge Fund buys the equity securities of a corporation it becomes a part owner of the issuing corporation. Equity securities may be bought on domestic stock exchanges, foreign stock exchanges, or in the over-the-counter market. There are many different types of equity securities, including (without limitation): common stocks; preferred stocks; American Depositary Receipts; and real estate investment trusts. Investors buy equity securities to make money through dividend payments and/or selling them for more than they paid. The risks involved with investing in equity securities include (without limitation):

•	Changing economic conditions: The value of equity securities may fluctuate as a result of general economic conditions, including changes in interest rates.
•	Industry and company conditions: Certain industries or individual companies may come in and out of favor with investors. In addition, changing technology and competition may make the value of equity securities of a company or industry more volatile.
•	Security selection: A Portfolio Manager may not be able to consistently select equity securities that appreciate in value, or anticipate changes that can adversely affect the value of a Hedge Fund’s holdings. Investments in smaller and mid-size companies may be more volatile than investments in larger companies.

Exchange Traded Funds: Exchange Traded Funds (“ETFs”) are investment companies that trade like stocks. The price of an ETF is derived from and based upon the securities held by the ETF. However, like stocks, shares of ETFs are not traded at NAV, but may trade at prices above or below the value of their underlying portfolios. The level of risk involved in the purchase or sale of an ETF is similar to the risk involved in the purchase or sale of a traditional equity security, except that the pricing mechanism for an ETF is based on a basket of securities. Thus, the risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although lack of liquidity in an ETF could result in it being more volatile than the underlying portfolio of securities. Disruptions in the markets for the securities underlying ETFs purchased or sold by a Hedge Fund could result in

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losses on the Hedge Fund’s investment in ETFs. ETFs are subject to management fees and other fees that may increase their costs versus the costs of owning the underlying securities directly. A Hedge Fund may from time to time invest in ETFs, primarily as a means of gaining exposure for the portfolio to the market without investing in individual securities, particularly in the context of managing cash flows into the Hedge Fund.

Foreign Currency. A Hedge Fund may conduct foreign currency transactions on a spot (i.e., cash) or forward basis (i.e., by entering into forward contracts to purchase or sell foreign currencies). Although foreign exchange dealers generally do not charge a fee for such conversions, they do realize a profit based on the difference between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency at one rate, while offering a lesser rate of exchange should the counterparty desire to resell that currency to the dealer. Forward contracts are customized transactions that require a specific amount of a currency to be delivered at a specific exchange rate on a specific date or range of dates in the future. Forward contracts are generally traded in an interbank market directly between currency traders (usually large commercial banks) and their customers. The parties to a forward contract may agree to offset or terminate the contract before its maturity, or may hold the contract to maturity and complete the contemplated currency exchange.

Foreign Securities. Generally, foreign securities are issued by companies organized outside the U.S. and are traded primarily in markets outside the U.S. Generally, foreign debt securities are issued by companies organized outside the U.S., but may be traded on bond markets or over-the-counter markets in the U.S. Foreign securities may be more difficult to sell than U.S. securities. Investments in foreign securities may involve difficulties in receiving or interpreting financial and economic information, possible imposition of taxes, higher brokerage and custodian fees, possible currency exchange controls or other government restrictions, including possible seizure or nationalization of foreign deposits or assets. Foreign securities may also be less liquid and more volatile than U.S. securities. There may also be difficulty in invoking legal protections across borders.

A Hedge Fund may invest in foreign securities denominated foreign currencies. Changes in the foreign currency exchange rates will affect the value of securities denominated or quoted in foreign currencies. Exchange rate movements can be large and can endure for extended periods of time, affecting either favorably or unfavorably the value of the Hedge Fund’s assets. However, a Hedge Fund may engage in foreign currency transactions to attempt to protect itself against fluctuations in currency exchange rates in relation to the U.S. dollar.

Forward Contracts. A Hedge Fund may enter into forward contracts, which are the purchase or sale of a specific quantity of a commodity, government security, foreign currency, or other financial instrument at the current or spot price, with delivery and settlement at a specified future date. A purchase of a forward contract can be a cover for the sale of a futures contract. Forward contracts are transactions involving the Hedge Fund’s obligation to purchase or sell a specific instrument at a future date at a specified price. Forward contracts may be used by the Hedge Fund for hedging purposes to protect against uncertainty in the level of future foreign currency exchange rates, such as when a Portfolio Manager anticipates purchasing or selling a foreign security. For example, this technique would allow a Hedge Fund to “lock in” the U.S. dollar price of the security for the Hedge Fund. Forward contracts may also be used to attempt to protect the value of the Hedge Fund’s existing holdings of foreign securities. Forward contracts may also be used for non-hedging purposes to pursue the Hedge Fund’s investment objective, such as when a Portfolio Manager anticipates that particular foreign currencies will appreciate or depreciate in value, even though securities denominated in those currencies are not then held in the Hedge Fund’s portfolio. There is no requirement that a Hedge Fund hedge all or any portion of its exposure to foreign currency risks.

Futures Transactions. A Hedge Fund may purchase and sell single stock futures or stock index futures to hedge the equity portion of its investment portfolio with regard to market (systemic) risk or to gain market exposure to that portion of the market represented by the futures contracts. A Hedge Fund may also purchase and sell other futures when deemed appropriate, in order to hedge the equity or non-equity portions of its portfolio. In addition, to the extent that a Hedge Fund invests in foreign securities and foreign currencies, a Hedge Fund may enter into contracts for the future delivery of foreign currencies to hedge against changes in currency exchange rates. Subject to compliance with applicable rules and restrictions, a Hedge Fund also may enter into futures contracts traded on foreign futures exchanges.

A Hedge Fund may purchase and sell futures contracts on debt securities and on indices of debt securities in order to hedge against anticipated changes in interest rates that might otherwise have an adverse effect upon the value of a

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Hedge Fund’s securities. A Hedge Fund may also enter into such futures contracts for other appropriate risk management, income enhancement and investment purposes. There are several risks associated with the use of futures contracts and options on futures contracts as hedging techniques. There can be no assurance that a liquid market will exist at the time when a Hedge Fund seeks to close out a futures contract. If no liquid market exists, a Hedge Fund would remain obligated to meet margin requirements until the position is closed. Futures may involve a small initial investment relative to the risk assumed, which could result in losses greater than if they had not been used. There can be no guarantee that there will be a correlation between price movements in the hedging vehicle and in a Hedge Fund’s securities being hedged, even if the hedging vehicle closely correlates with the Hedge Fund’s investments, such as with single stock futures contracts. If the price of a futures contract changes more than the price of the securities or currencies, a Hedge Fund will experience either a loss or a gain on the futures contracts that will not be completely offset by changes in the price of the securities or currencies that are the subject of the hedge. In addition, there are significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given hedge not to achieve its objectives.

Growth Stocks. A Hedge Fund may invest in equity securities of companies that its Portfolio Manager believes will experience relatively rapid earnings growth. Such “growth stocks” typically trade at higher multiples of current earnings than other securities. Therefore, the values of growth stocks may be more sensitive to changes in current or expected earnings than the values of other securities. The principal risk of investing in growth stocks is that investors expect growth companies to increase their earnings at a certain rate that is generally higher than the rate expected for non-growth companies. If these expectations are not met, the market price of the stock may decline significantly, even if earnings showed an absolute increase. Growth stocks also typically lack the dividend yield that can cushion stock prices in market downturns.

Hedging Transactions.  A Hedge Fund may utilize financial instruments such as forward contracts, futures, options and interest rate swaps, caps and floors to seek to hedge against declines in the values of portfolio positions (measured in terms of their base currencies) as a result of changes in currency exchange rates, certain changes in the equity markets and market interest rates and other events.

When engaging in a hedging transaction, a Hedge Fund may determine not to seek to establish a perfect correlation between the hedging instruments utilized and the portfolio holdings being hedged. Such an imperfect correlation may prevent the Hedge Fund from achieving the intended hedge or expose the Hedge Fund to a risk of loss. A Hedge Fund may also determine not to hedge against a particular risk because it does not regard the probability of the risk occurring to be sufficiently high as to justify the cost of the hedge or because it does not foresee the occurrence of the risk. It may not be possible for the Hedge Fund to hedge against a change or event at attractive prices or at a price sufficient to protect the assets of the Hedge Fund from the decline in value of the portfolio positions anticipated as a result of such change. A Hedge Fund may also be restricted in its ability to effectively manage the portion of its assets that are segregated to cover its obligations. In addition, it may not be possible to hedge at all against certain risks.

High Yield Securities. A Hedge Fund may invest in particularly risky investments that also may offer the potential for correspondingly high returns. High-yield or non-investment grade securities (commonly referred to as “junk bonds”) are typically rated below investment grade by one or more independent rating agencies, such as S&P or Moody’s or, if not rated, are determined to be of equivalent quality by a Portfolio Manager and are sometimes considered speculative. Investments in high-yield securities or “junk bonds” involve special risks in addition to the risks associated with investments in higher rated securities. High-yield securities may be regarded as predominantly speculative with respect to the issuer’s continuing ability to meet principal and interest payments. Moreover, such securities may, under certain circumstances, be less liquid than higher rated securities. In times of unusual or adverse market, economic or political conditions, these securities may experience higher than normal default rates.

Illiquid Investments. Investments held by a Hedge Fund may be or become illiquid which may affect the ability of the Hedge Fund to exit such investments and the returns made by the Hedge Fund. Such illiquidity may result from various factors, such as the nature of the instrument being traded, or the nature and/or maturity of the market in which it is being traded, the size of the position being traded, or because there is no established market for the relevant securities. Even where there is an established market, the price and/or liquidity of instruments in that market may be materially affected by certain factors.  Securities and commodity exchanges typically have the right to suspend or limit trading in any instrument traded on that exchange. It is also possible that a governmental authority

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may suspend or restrict trading on an exchange or in particular securities or other instruments traded.  A suspension could render it difficult for a Hedge Fund to liquidate positions and thereby might expose the Hedge Fund to losses.

Investment Companies. A Hedge Fund may invest in securities of other investment companies, including closed-end investment companies, ETFs and business development companies, subject to limitations prescribed by the 1940 Act. In this regard, a Hedge Fund indirectly will bear its proportionate share of any management fees and other expenses paid by the investment companies in which the Hedge Fund invests in addition to the fees and expenses the Hedge Fund bears directly in connection with its own operations. These securities represent interests in professionally managed portfolios that may invest in various types of instruments pursuant to a wide range of investment styles. Investing in other investment companies involves substantially the same risks as investing directly in the underlying instruments, but may involve duplicative management and advisory fees and operating expenses. Certain types of investment companies, such as closed-end investment companies, issue a fixed number of shares that trade on a stock exchange or over-the-counter at a premium or a discount to their NAV per share. Others are continuously offered at NAV per share but may also be traded in the secondary market.

Leverage.  The use of leverage by a Hedge Fund can substantially increase the adverse impact of risks to which an investment in the Hedge Fund may be subject. The cumulative effect of the use of leverage by a Hedge Fund in a market that moves adversely to such Hedge Fund could result in a substantial loss to the Hedge Fund, which would be greater than if the Hedge Fund were not leveraged. As a result, if the Fund’s losses with respect to any Hedge Fund were to exceed the amount of capital invested in that Hedge Fund, the Fund could lose its entire investment. Leverage increases the risk and volatility of a Hedge Fund and, as a consequence, the Fund’s risk and volatility. To the extent that a Hedge Fund uses leverage, the rates at which it can borrow will affect its returns. In the event of a sudden, precipitous drop in value of a Hedge Fund’s assets, the Hedge Fund might not be able to liquidate assets quickly enough to repay its borrowings, or provide additional collateral, resulting in a forced liquidation at an inopportune time and further magnifying the losses incurred by the Hedge Fund, and therefore the losses incurred by Fund.

Master Limited Partnerships. A Hedge Fund may invest in Master Limited Partnerships (“MLPs”). Certain companies are organized as MLPs in which ownership interests are publicly traded. MLPs often own several properties or businesses (or directly own interests) that are related to real estate development and oil and gas industries, but they also may finance motion pictures, research and development and other projects. Generally, a MLP is operated under the supervision of one or more managing general partners. Limited partners (like a Hedge Fund that invests in a MLP) are not involved in the day-to-day management of the partnership. They are allocated income and capital gains associated with the partnership project in accordance with the terms established in the partnership agreement. The risks of investing in a MLP are generally those inherent in investing in a partnership as opposed to a corporation. For example, state law governing partnerships is often less restrictive than state law governing corporations. Accordingly, there may be less protections afforded investors in a MLP than investors in a corporation. Additionally, if it is determined that an MLP in which a Hedge Fund invested earned income effectively connected with a trade or business engaged within the United States, then the Hedge Fund would be subject to regular U.S. corporate income taxes on such effectively connected income (potentially on a gross basis), and possibly to a 30% branch profits tax as well. Risks involved with investing in a MLP are risks associated with the specific industry or industries in which the partnership invests, such as the risks of investing in real estate, or oil and gas industries.

Mortgage-Backed and Asset-Backed Securities. Mortgage-related (including mortgage-backed) and asset-backed securities are securities whose values are based on underlying pools of loans or other assets that may include interests in pools of lower-rated debt securities, consumer loans or mortgages, or complex instruments such as collateralized mortgage obligations and stripped mortgage-backed securities, and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. The value of these securities may be significantly affected by changes in interest rates, the market’s perception of issuers and the creditworthiness of the parties involved. A Portfolio Manager’s ability to correctly forecast interest rates and other economic factors will impact the success of investments in mortgage-related and asset-backed securities. Some securities may have a structure that makes their reaction to interest rate changes and other factors difficult to predict, making their value highly volatile. These securities may also be subject to prepayment risk if interest rates fall, and if the security has been purchased at a premium the amount of some or all of the premium may be lost in the event

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of prepayment. On the other hand, if interest rates rise, there may be fewer repayments, which would cause the average bond maturity to rise and increase the potential for a Hedge Fund to lose money.

New Issue Investments.  The rules of Financial Industry Regulatory Authority, Inc. (“FINRA”) regulate securities firms’ activities related to the sale of “new issues” (as defined under applicable FINRA rules) to investment funds if “restricted” persons (generally, people engaged in the securities industry) hold beneficial interests in such investment funds. As a result, to comply with FINRA Rules, where a Hedge Fund participates in new issues, the Hedge Fund may only invest where restricted persons’ participation in the gains or losses from such investments is limited. Alternatively, the Hedge Fund may, in the Portfolio Manager’s discretion, elect not to participate in new issues. As a result, all of the Shareholders would be unable to participate in profits attributable to investments in new issues, even where certain Shareholders would not otherwise be so restricted.

Off-Exchange Transactions.  Certain transactions, such as spot and forward contracts and options thereon may not be traded on any exchange (“off-exchange transactions”), and banks and dealers act as principals in these markets, negotiating each transaction on an individual basis. A Hedge Fund may enter into such off-exchange transactions.  Some off-exchange transactions are not regulated, and contracts related to off-exchange transactions are not guaranteed by an exchange or clearing house. Consequently, trading in these contracts is subject to more risks than futures or options trading on regulated exchanges, including, but not limited to, the risk that a counterparty will default on an obligation. The counterparties will typically not be required to post collateral, although this could change in the future. Off-exchange transactions are also subject to legal risks, such as the legal incapacity of a counterparty to enter into a particular contract or the declaration of a class of contracts as being illegal or unenforceable.

Options. An option is a contract in which the “holder” (the buyer) pays a certain amount (“premium”) to the “writer” (the seller) to obtain the right, but not the obligation, to buy from the writer (in a “call”) or sell to the writer (in a “put”) a specific asset at an agreed upon price (the “strike price” or “exercise price”) at or before a certain time (the “expiration date”). The holder pays the premium at inception and has no further financial obligation. The holder of an option will benefit from favorable movements in the price of the underlying asset but is not exposed to corresponding losses due to adverse movements in the value of the underlying asset. The writer of an option will receive fees or premiums but is exposed to losses due to changes in the value of the underlying asset. A Hedge Fund may purchase (buy) or write (sell) put and call options on assets, such as securities, currencies and indices of debt and equity securities (“underlying assets”) and enter into closing transactions with respect to such options to terminate an existing position. Options used by a Hedge Fund may include European, American and Bermuda-style options. If an option is exercisable only at maturity, it is a “European” option; if it is also exercisable prior to maturity, it is an “American” option; if it is exercisable only at certain times, it is a “Bermuda” option.

If a Portfolio Manager judges market conditions incorrectly or employs a strategy that does not correlate well with the Hedge Fund’s investments, these techniques could result in a loss, regardless of whether the intent was to reduce risk or increase return. These techniques may increase the volatility of a Hedge Fund’s NAV and may involve a small investment of cash relative to the magnitude of the risk assumed. In addition, these techniques could result in a loss if the counterparty to the transaction does not perform as promised.

Preferred Securities. Preferred stock represents an equity or ownership interest in an issuer. Preferred stock normally pays dividends at a specified rate and has precedence over common stock in the event the issuer is liquidated or declares bankruptcy. However, in the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds take precedence over the claims of those who own preferred and common stock. Preferred stock, unlike common stock, often has a stated dividend rate payable from the corporation’s earnings. Preferred stock dividends may be cumulative or noncumulative, participating or auction rate. “Cumulative” dividend provisions require all or a portion of prior unpaid dividends to be paid before dividends can be paid to the issuer’s common stock. “Participating” preferred stock may be entitled to a dividend exceeding the stated dividend in certain cases. If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of such stocks to decline. Preferred stock may have mandatory sinking fund provisions, as well as provisions allowing the stock to be called or redeemed, which can limit the benefit of a decline in interest rates. Preferred stock is subject to many of the risks to which common stock and debt securities are subject.

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Private Equity. Investment in private equity involves the same types of risks associated with an investment in any operating company. However, securities issued by private partnerships may be more illiquid than securities issued by other funds generally, because the partnerships’ underlying investments tend to be less liquid than other types of investments.

Portfolio Turnover. A Hedge Fund may invest and trade its portfolio securities on the basis of certain short-term market considerations. A Hedge Fund is not generally restricted in effecting transactions by any limitation with regard to its portfolio turnover rate, and the turnover rate could be significant, which will result in significant transaction costs and thereby reduce the investment performance of the Hedge Fund and correspondingly the Fund.

Real Estate. A Hedge Fund may be exposed to real estate risk through investments in real estate investment trusts (“REITs”) and other real estate companies. REITs are pooled investment vehicles that invest primarily in either real estate or real estate related loans. Generally, REITs can be classified as equity REITs, mortgage REITs or hybrid REITs. Equity REITs invest a majority of their assets directly in real property and derive their income primarily from rents and capital gains from appreciation realized through property sales. Equity REITs are further categorized according to the types of real estate securities they own (e.g., apartment properties, retail shopping centers, office and industrial properties, hotels, health-care facilities, manufactured housing and mixed-property types). Mortgage REITs invest a majority of their assets in real estate mortgages and derive their income primarily from income payments. Hybrid REITs combine the characteristics of both equity and mortgage REITs.

To the extent that a Hedge Fund invests in REITs, the Hedge Fund is subject to the risks associated with the direct ownership of real estate, including but not limited to: declines in the value of real estate; risks related to general and local economic conditions; possible lack of availability of mortgage funds; overbuilding; extended vacancies of properties; increased competition; increases in property taxes and operating expenses; changes in zoning laws; losses due to costs resulting from the clean-up of environmental problems; liability to third parties for damages resulting from environmental problems; casualty or condemnation losses; limitations on rents; changes in neighborhood values and the appeal of properties to tenants; U.S. tax exposure risk associated with a REIT’s status as a U.S. real property holding corporation; and changes in interest rates.

REITs are dependent upon management skills and generally may not be diversified. REITs are also subject to heavy cash flow dependency, defaults by borrowers and self-liquidation. In addition, REITs could possibly fail to qualify for the preferential tax treatment otherwise accorded under the Code, or to maintain their exemptions from registration under the 1940 Act. The above factors may also adversely affect a borrower’s or a lessee’s ability to meet its obligations to the REIT. In the event of a default by a borrower or lessee, the REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments. In addition, even the larger REITs in the industry tend to be small to medium-sized companies in relation to the equity markets as a whole. Some REITs may have limited diversification and may be subject to risks inherent to investments in a limited number of properties, in a narrow geographic area, or in a single property type. Equity REITs may be affected by changes in underlying property values. Mortgage REITs may be affected by the quality of the credit extended. REITs also involve risks such as refinancing, interest rate fluctuations, changes in property values, general or specific economic risk on the real estate industry, dependency on management skills, and other risks similar to small company investing.

Reverse Repurchase Agreements. A Hedge Fund may enter into reverse repurchase agreements with banks or broker/dealers, which involve the sale of a security by a Hedge Fund and its agreement to repurchase the instrument at a specified time and price. Under a reverse repurchase agreement, the Hedge Fund continues to receive any principal and interest payments on the underlying security during the term of the agreement. These agreements involve the sale of debt securities, or obligations, held by a Hedge Fund, with an agreement to repurchase the obligations at an agreed upon price, date and interest payment. The proceeds will be used to purchase other debt securities either maturing, or under an agreement to resell, at a date simultaneous with or prior to the expiration of the reverse repurchase agreement. The use of reverse repurchase agreements by a Hedge Fund creates leverage that increases a Hedge Fund’s investment risk. If the income and gains on securities purchased with the proceeds of reverse repurchase agreements exceed the cost of the agreements, the Hedge Fund’s earnings or NAV will increase faster than otherwise would be the case; conversely, if the income and gains fail to exceed the costs, earnings or NAV would decline faster than otherwise would be the case. If the buyer of the obligation subject to the reverse

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repurchase agreement becomes bankrupt, realization upon the underlying securities may be delayed and there is a risk of loss due to any decline in their value.

Short Sales. In a short sale transaction, a Hedge Fund sells a security it does not own in anticipation of a decline in the market value of that security. To enter into a short sale, a Hedge Fund borrows the security and delivers it to a buyer. To close out the short sale, the Hedge Fund purchases the security borrowed at the market price and returns it to the party from which it originally borrowed the security. The price at the time a Hedge Fund closes out a short sale may be more or less than the price at which the Hedge Fund sold the security to enter into the short sale. Until the Hedge Fund replaces the security, the Hedge Fund is required to pay to the lender amounts equal to any dividend, which accrues during the period of the loan. To borrow the security, the Hedge Fund also may be required to pay a premium, which would increase the cost of the security sold. There may also be other costs associated with short sales. A Hedge Fund will incur a loss as a result of the short sale if the price of the security increases between the date when the Hedge Fund enters into the sale and the date when the Hedge Fund closes out the short position. The Hedge Fund will realize a gain if the security declines in price between those dates. During the time that a Hedge Fund is short a security, it is subject to the risk that the lender of the security will terminate the loan at a time when the Hedge Fund is unable to borrow the same security from another lender. If that occurs, the Hedge Fund may be “bought in” at the price required to purchase the security needed to close out the short position, which may be a disadvantageous price. Because losses on short sales arise from increases in the value of the security sold short, such losses are theoretically unlimited. By contrast, a loss on a long position arises from decreases in the value of the security and is limited by the fact that a security’s value cannot go below zero.

In a short sale “against the box,” a Hedge Fund enters into a short sale of a security that the Hedge Fund owns or has the right to obtain the security or one of like kind and amount at no additional cost. The effect of a short sale against the box is to “lock in” appreciation of a long position by hedging against a possible market decline in the value of the long position. The short sale against the box counterbalances the related long position such that gains in the long position will be offset by equivalent losses in the short position, and vice versa. In some cases, the proceeds of the short sale are retained by the broker pursuant to applicable margin rules. If a broker with whom the Hedge Fund has open short sales were to become bankrupt, a Hedge Fund could experience losses or delays in recovering gains on short sales. If a Hedge Fund effects a short sale of securities against the box at a time when it has an unrealized gain on the securities, it may be required to recognize that gain as if it had actually sold the securities (as a “constructive sale”) on the date it effects the short sale. However, such constructive sale treatment may not apply if the Hedge Fund closes out the short sale with securities other than the appreciated securities held at the time of the short sale and if certain other conditions are satisfied.

Regulatory authorities in the U.S. and other countries have in the past, and may in the future, prohibit or restrict the ability to fully implement short-selling strategies, either generally or with respect to certain issuers, industries or countries, which may impact a Hedge Fund’s ability to fully implement its investment strategies. Certain foreign countries have adopted, and others may adopt, rules restricting the short-selling of certain stocks. Typically, these restrictions have been focused on financial stocks. The duration and scope of these restrictions have varied from country to country. Should similar prohibitions or restrictions occur, especially during periods of market turmoil, a Hedge Fund (particularly a Hedge Fund that utilizes short selling as a significant portion of its investment strategy) may be forced to cover short positions more quickly than otherwise intended and may suffer losses as a result. In turn, such prohibitions or restrictions may also adversely affect the ability of the Fund to execute its investment program.

Securities Lending. A Hedge Fund may lend its portfolio securities to brokers, dealers and financial institutions. By lending its securities, a Hedge Fund attempts to increase its net investment income through the receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would belong to the Hedge Fund. Generally, such loans will be secured by collateral in cash or U.S. government securities maintained on a current basis in an amount at least equal to 100% of the current market value of the securities loaned. As with other extensions of credit, there are risks of delay in recovery of, or even loss of rights in, the collateral should the borrower of the securities fail financially or breach its agreement with a Hedge Fund. A Hedge Fund also bears the risk that the borrower may fail to return the securities in a timely manner or at all, either because the borrower fails financially or for other reasons. A Hedge Fund could experience delays and costs in recovering the loaned securities or in gaining access to and liquidating the collateral, which could result in actual

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financial loss, and which could interfere with portfolio management decisions or the exercise of ownership rights in the loaned securities.

While securities are on loan, a Hedge Fund is subject to the risk that: (i) the borrower may default on the loan and that the collateral could be inadequate in the event the borrower defaults; (ii) the earnings on the collateral invested may not be sufficient to pay fees incurred in connection with the loan; (iii) the principal value of the collateral invested may decline and may not be sufficient to pay back the borrower for amount of the collateral posted; (iv) the borrower may use the loaned securities to cover a short sale, which may place downward pressure on the market prices of the loaned securities; and (v) return of loaned securities could be delayed and could interfere with portfolio management decisions.

Small Cap Stocks. The general risks associated with equity securities and liquidity risk are particularly pronounced for securities of companies with market capitalizations that are small compared to other publicly traded companies. These companies may have limited product lines, markets or financial resources or they may depend on a few key employees. Securities of small-capitalization companies may trade less frequently and in lesser volume than more widely held securities, and their values may fluctuate more sharply than other securities. They may also trade in the over-the- counter market or on a regional exchange, or may otherwise have limited liquidity.

Swaps. A Hedge Fund may enter into equity, interest rate, index, currency rate, total return and other types of swap transactions. Swap transactions are entered into in an attempt to obtain a particular return without the need to actually purchase the reference asset. Swap transactions can be individually negotiated and structured to include exposure to a variety of different types of investments or market factors. Depending on their structure, swap transactions may increase or decrease a Hedge Fund’s exposure to long-term or short-term interest rates (in the U.S. or abroad), foreign currency values, mortgage securities, corporate borrowing rates, or other factors such as security prices, baskets of securities, or inflation rates.

Swap transactions tend to shift investment exposure from one type of investment to another and therefore entail the risk that a party will default on its payment obligations.  For example, if a Hedge Fund agrees to exchange payments in dollars for payments in foreign currency, the swap transaction would tend to decrease the Hedge Fund’s exposure to U.S. interest rates and increase their exposure to foreign currency and interest rates. Depending on how they are used, swap transactions may increase or decrease the overall volatility of a Hedge Fund’s investment portfolio.

In a credit default swap, the credit default protection buyer makes periodic payments, known as premiums, to the credit default protection seller. In return the credit default protection seller will make a payment to the credit default protection buyer upon the occurrence of a specified credit event. A credit default swap can refer to a single issuer or asset, a basket of issuers or assets or index of assets, each known as the reference entity or underlying asset. A Hedge Fund may act as either the buyer or the seller of a credit default swap.

Credit default swaps allow a Hedge Fund to acquire or reduce credit exposure to a particular issuer, asset or basket of assets. If a swap transaction calls for payments by the Hedge Fund, the Hedge Fund must be prepared to make such payments when due. If the Hedge Fund is the credit default protection seller, the Hedge Fund will experience a loss if a credit event occurs and the credit of the reference entity or underlying asset has deteriorated. If the Hedge Fund is the credit default protection buyer, the Hedge Fund will be required to pay premiums to the credit default protection seller.

When-Issued and Forward Commitment Securities. A Hedge Fund may purchase securities on a “when-issued” basis and may purchase or sell securities on a “forward commitment” basis for hedging or speculative purposes. The price (or yield) of such securities is fixed at the time a commitment to purchase is made, but delivery and payment for the securities take place at a later date. During the period between purchase and settlement, no payment is made by a Hedge Fund and no interest accrues to the Hedge Fund. There is a risk that the security could be worth less when it is issued than the price the Hedge Fund agreed to pay when it made the commitment. Similarly, a Hedge Fund may commit to purchase a security at a future date at a price determined at the time of the commitment. The same procedure and risks exist for forward commitments as for when-issued securities.

Value Stocks. A Hedge Fund may invest in companies that may not be expected to experience significant earnings growth, but whose securities its Portfolio Manager believes are selling at a price lower than their true value.

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Companies that issue such “value stocks” may have experienced adverse business developments or may be subject to special risks that have caused their securities to be out of favor. The principal risk of investing in value stocks is that they may never reach what the Portfolio Manager believes is their full value or that they may go down in value. If a Portfolio Manager’s assessment of a company’s prospects is wrong, or if the market does not recognize the value of the company, the price of that company’s securities may decline or may not approach the value that the Portfolio Manager anticipates.

Risks Related to the Investment Strategies of the Hedge Funds

This section discusses risks relating to the types of investment strategies that are expected to be made by the Hedge Funds. It is possible that Hedge Funds will engage in an investment strategy that is not described below, and any such investment strategy will be subject to its own particular risks.

General. Portfolio Managers may, among other things, seek to utilize specialized investment strategies, follow allocation methodologies, apply investment models or assumptions, achieve a certain level of performance relative to specified benchmarks, and enter into hedging and other strategies intended, among other things, to affect a Hedge Fund’s performance, risk levels, and/or market correlation. There can be no assurance that any Portfolio Manager will have success in achieving any goal related to such practices.  A Portfolio Manager may be unable to, or may choose in their judgment, not to seek to achieve such goals.

The success of a Portfolio Manager’s trading activities will depend on, among other things, the Portfolio Manager’s ability to identify overvalued and undervalued investment opportunities and to exploit price discrepancies in the capital markets. Identification and exploitation of the investment strategies to be pursued by a Portfolio Manager involves a high degree of uncertainty. No assurance can be given that a Portfolio Manager will be able to locate suitable investment opportunities in which to deploy all of a Hedge Fund’s capital. A reduction in the volatility and pricing inefficiency of the markets in which a Portfolio Manager may seek to invest, as well as other market factors, will reduce the scope for a Portfolio Manager’s investment strategies. Furthermore, certain investment strategies involve counterparty risk (i.e., the risk that the counterparty fails to fulfill its contractual obligations under the terms of the instrument) and such instrument may not perform in the manner expected by the counterparties, thereby resulting in greater loss or gain to the investor.

Long/Short Equity.  Long/short equity strategies generally seek to generate capital appreciation through the establishment of both long and short positions in equities or fixed income, by purchasing undervalued securities and selling overvalued securities to generate returns and to hedge out some portion of general market risk.  If a Portfolio Manager’s analysis is incorrect or based on inaccurate information, these investments may result in significant losses to a Hedge Fund. Since a long/short strategy involves identifying securities that are generally undervalued (or, in the case of short positions, overvalued) by the marketplace, the success of the strategy necessarily depends upon the market eventually recognizing such value in the price of the security, which may not necessarily occur, or may occur over extended time frames that limit profitability. Positions may undergo significant short-term declines and experience considerable price volatility during these periods. In addition, long and short positions may or may not be related. If the long and short positions are not related, it is possible to have investment losses in both the long and short sides of the portfolio. Long/short strategies may increase the exposure of the Fund or a Hedge Fund to risks relating to, among others, leverage, portfolio turnover, concentration of investment portfolio, equity securities, growth stocks, value stocks, hedging transactions, new issue investments and short sales. These risks are further described under their respective headings in “Risks Related to the Types of Investments Utilized by the Hedge Funds.”

Convertible Bond Arbitrage. This strategy entails the risk that a Portfolio Manager is incorrect as to the relative valuation of the convertible security and the underlying equity securities or that factors unrelated to the issuer, such as actions of the Federal Reserve or government agencies, may have unexpected impacts on the value of the fixed income or equity markets, potentially adversely affecting the Hedge Fund’s hedged position. Market events in the past caused Hedge Funds to sell large amounts of selling in convertible securities, which adversely affected the market price of convertible securities. Convertible arbitrage strategies tend to be highly leveraged.  It is possible that in a market decline, a Hedge Fund will be forced out of its long position because of an inability to provide additional collateral. The risks of convertible securities are further described in “Risks Related to the Types of Investments Utilized by the Hedge Funds – Convertible Securities.”

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Merger/Risk Arbitrage. A Hedge Fund may invest in companies involved in (or which are the target of) acquisition attempts or takeover or tender offers or mergers or companies involved in work-outs, liquidations, demergers, spin-offs, reorganizations, bankruptcies, share buy-backs and other capital market transactions or “special situations.” The level of analytical sophistication, both financial and legal, necessary for a successful investment in companies experiencing significant business and financial distress is unusually high.  There is no assurance that a Portfolio Manager will correctly evaluate the nature and magnitude of the various factors that could, for example, affect the prospects for a successful reorganization or similar action. There exists the risk that the transaction in which such business enterprise is involved either will be unsuccessful, take considerable time or will result in a distribution of cash or a new security the value of which will be less than the purchase price of the security or other financial instrument in respect of which such distribution is received. Similarly, if an anticipated transaction does not in fact occur, or takes more time than anticipated, the Hedge Fund may be required to sell its investment at a loss. As there may be uncertainty concerning the outcome of transactions involving financially troubled companies in which a Hedge Fund may invest, there is potential risk of loss by the Hedge Fund of its entire investment in such companies. In some circumstances, investments may be relatively illiquid making it difficult to acquire or dispose of them at the prices quoted on the various exchanges. Accordingly, a Hedge Fund’s ability to respond to market movements may be impaired and consequently the Hedge Fund may experience adverse price movements upon liquidation of its investments, which may in turn adversely affect the Hedge Fund. Settlement of transactions may be subject to delay and administrative uncertainties. An investment in securities of a company involved in bankruptcy or other reorganization and liquidation proceedings ordinarily remains unpaid unless and until such company successfully reorganizes and/or emerges from bankruptcy, and the Hedge Fund may suffer a significant or total loss on any such investment during the relevant proceedings.

Investing in securities of companies in a special situation or otherwise in distress requires active monitoring by Portfolio Managers of such companies and may, at times, require active participation by the Hedge Fund (including by way of board membership or corporate governance oversight), in the management or in the bankruptcy or reorganization proceedings of such companies. Such involvement may restrict a Hedge Fund’s ability to trade in the securities of such companies. It may also prevent the Hedge Fund from focusing on matters relating to other existing investments or potential future investments of the Hedge Fund. In addition, as a result of its activities, the Hedge Fund may incur additional legal or other expenses, including, but not limited to, costs associated with conducting proxy contests, public filings, litigation expenses and indemnification payments to the investment manager or persons serving at the investment manager’s request on the boards of directors of companies in which the Hedge Fund has an interest. It should also be noted that any such board representatives have a fiduciary duty to act in the best interests of all shareholders, and not simply the Fund or the Hedge Fund, and thus may be obligated at times to act in a manner that is adverse to the Fund’s or a Hedge Fund’s interests. The occurrence of any of the above events may have a material adverse effect on the performance of a Hedge Fund and consequently the Fund.

Distressed Debt. Distressed debt strategies invest in debt or equity securities of companies in or near bankruptcy or involved in the reorganization stage with the goal of capitalizing on inefficiencies associated with pricing such illiquid securities. Each Hedge Fund differs in terms of the level of the capital structure in which it invests, the stage of the restructuring process at which it invests, and the degree to which it becomes actively involved in negotiating the terms of the restructuring.

Discretionary Global Macro. This strategy involves positions in fixed income, currency, commodity and equity markets. Movements in these markets are determined by changes in the dynamics of the global economy, political events or by global supply and demand for commodities and capital. A Portfolio Manager who employs this strategy may use a large number of financial instruments within the market sectors, including securities, commodity futures, futures, options, swaps and other derivatives. Borrowed capital may be employed to a moderate or high degree. The performance of a Hedge Fund that is managed according to this strategy is dependent on market trends, price movements and the relative strength of the global economy. A Hedge Fund is not limited in the amount it can invest in foreign investments.

Risks Related to the Management and Operations of the Hedge Funds

No Prior Operating History. Although Private Advisors generally seeks to invest with Portfolio Managers that have a minimum three-year Hedge Fund performance track record, there could be exceptions for sufficiently compelling

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opportunities. In this regard, certain Hedge Funds may have no prior or limited operating history upon which Private Advisors can evaluate their potential performance. The past investment performance of funds managed by Portfolio Managers in which the Fund invests or expect to invest may not be construed as an indication of the future results of an investment in the Fund. In addition, Portfolio Managers with limited or no operating history may not have direct experience managing alternative funds, including experience with financial, legal or regulatory considerations unique to Portfolio Managers, and because there is generally less information available on which to base an opinion of such managers’ investment and management expertise, these types of investments may be subject to greater risk and uncertainty than investments with more experienced Portfolio Managers.

Registration Under the 1940 Act and Advisers Act. Hedge Funds are not registered as investment companies under the 1940 Act and, therefore, the Fund as an investor in Hedge Funds will not have the benefit of the protections afforded by the 1940 Act.  Portfolio Managers may not be registered as investment advisers under the Advisers Act, in which case the Fund as an investor in Hedge Funds managed by such Portfolio Managers will not have the benefit of certain of the protections afforded by the Advisers Act.

Non-Voting Securities. To avoid potential regulatory consequences, the Fund may need to hold its interest in a Hedge Fund in non-voting form or limit its voting rights to a certain percentage. This limitation on owning voting interests is intended to ensure that a Hedge Fund is not deemed an “affiliated person” of the Fund for purposes of the 1940 Act, which may, among other things, potentially impose limits on transactions with the Hedge Fund, both by the Fund and other clients of the Advisors. There are, however, other statutory tests of affiliation (such as on the basis of control), and a Hedge Fund may be deemed an “affiliated person” of the Fund notwithstanding these limitations. If this were the case, transactions between the Fund and a Hedge Fund could potentially be subject to the prohibitions of the 1940 Act if an exemption or exception were not available.

To limit its voting interests in certain Hedge Funds, the Fund may, at the time of investment: (i) elect to invest in a class of a Hedge Fund’s non-voting securities (if such a class is available) or (ii) enter into contractual arrangements under which the Fund irrevocably waives its rights (if any) to vote its interests in a Hedge Fund or those voting rights that would exceed the 4.9% limitation. The Fund will not receive any consideration in return for entering into a voting waiver arrangement. Other funds or accounts managed by the Advisors may waive their voting rights in a particular Hedge Fund. To the extent that other funds or accounts managed by the Advisors do not waive their voting rights in a particular Hedge Fund, the voting power of the other funds or accounts managed by the Advisors will increase as a result of the Master Fund waiving its voting rights in the Hedge Fund. Subject to the oversight of the Board, determinations of whether the Fund will waive its voting rights will be made by Private Advisors as part of the investment process. Private Advisors will notify the Board on a quarterly basis concerning the waiver of any voting rights for the Fund. These voting waiver arrangements may permit the Fund to own more than a 4.9% economic interest in certain Hedge Funds.

However, to the extent the Fund (i) holds non-voting interests, or (ii) contractually foregoes the right to vote its interests in a Hedge Fund, the Fund will not be able to vote on matters that require the approval of the interest holders of the Hedge Fund, including matters that may be adverse to the Fund’s interests. This restriction could diminish the influence of the Fund in a Hedge Fund, as compared to other investors in the Hedge Fund, and could adversely affect the Fund’s investment in the Hedge Fund, which could result in unpredictable and potentially adverse effects on the Fund. However, as a general matter, unlike a public corporation or a registered investment company, a Hedge Fund generally provides shareholders with an ability to vote only under limited circumstances (if at all). The Fund’s practices regarding investment in non-voting securities of a Hedge Fund or waivers of its voting rights are, therefore, not expected to adversely affect the Fund’s operations or its rights as an investor in a Hedge Fund.

Limited Liquidity of Hedge Funds. The Fund’s investment in a Hedge Fund (i) may be or may become illiquid, (ii) its marketability may be restricted, and (iii) the realization of investments from it may take a considerable time and/or be costly. A Hedge Fund may have restrictions that allow redemptions only at specific infrequent dates with considerable notice periods, and apply lock-ups and/or early withdrawal fees. The Fund’s ability to withdraw monies from or invest monies in a Hedge Fund with such restrictions will be limited, and such restrictions will limit the Fund’s flexibility to reallocate such assets among other Hedge Funds. In addition, a Hedge Fund may have the ability to indefinitely suspend the right of its investors to redeem their investment during periods of exceptional market conditions and such suspension may occur for an extended period of time or as a prelude to liquidation of the

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Hedge Fund. Consequently, the Fund’s investments in a Hedge Fund could depreciate in value during the time a redemption is delayed, and the Fund would be precluded from redeploying its capital to more advantageous investment opportunities. The risk of illiquidity in hedge funds in general is exemplified by the market turmoil experienced a few years ago in which a number of hedge funds suspended redemptions, resulting in the inability of investors to obtain liquidity in their holdings. A Hedge Fund also may be able to divide its portfolio assets into liquid and illiquid pools of assets and distribute the illiquid securities or interests in the illiquid securities to the Fund. Therefore, it may be difficult for the Fund to sell or realize its investments in a Hedge Fund in whole or in part.

Strategy Risk.  Strategy risk is associated with the failure or deterioration of an entire strategy such that most or all investment managers employing that strategy suffer losses. Strategy specific losses may result from excessive concentration by multiple Portfolio Managers in the same investment or general economic or other events that adversely affect particular strategies (e.g., the disruption of historical pricing relationships). The strategies employed by a Portfolio Manager may be speculative and involve substantial risk of loss in the event of such failure or deterioration. There can be no assurance that the trading strategies employed by a Portfolio Manager will be successful. For example, the proprietary models used by a Portfolio Manager may not function as anticipated during unusual market conditions. Furthermore, while each Portfolio Manager may have a performance record reflecting its prior experience, this performance cannot be used to predict future profitability.

Use of Multiple Portfolio Managers. No assurance can be given that the collective performance of the Portfolio Managers will result in profitable returns or avoid losses for the Fund.  Positive performance achieved by one or more Portfolio Managers may be neutralized by negative performance experienced by other Portfolio Managers.

Convergence Risk.  The Fund may invest in a Hedge Fund whose Portfolio Manager takes long positions in securities believed to be undervalued and short positions in securities believed to be overvalued. In the event that the perceived mispricings underlying one or more Portfolio Managers’ trading positions were to fail to converge toward, or were to diverge further from, relationships expected by such Portfolio Managers, the Fund may incur significant losses.

Access to Information from Portfolio Managers. Private Advisors will request information from Portfolio Managers regarding their historical performance and investment strategy. Private Advisors will also monitor the performance of underlying investments on a continuing basis as such information is made available to Private Advisors by the Portfolio Managers. However, Private Advisors may not always be provided with such information because certain of this information may be considered proprietary information by a particular Portfolio Manager or for other reasons. This lack of access to independent information is a significant investment risk. Furthermore, NAVs received by, or on behalf of, the Fund from each Portfolio Manager will typically be estimates only, subject to revision through the end of each Hedge Fund’s annual audit, which may occur on a date other than the Fund’s fiscal year-end. Revisions to the Fund’s gain and loss calculations will be an ongoing process, and no appreciation or depreciation figure can be considered final until the Fund’s annual audit is completed.

Reliance on Key Individuals.  The success of the investment program of the Fund will be significantly dependent upon the Portfolio Managers and their expertise and ability to attract and retain suitable staff. The success of a particular Hedge Fund will be dependent on the expertise of the Portfolio Manager for that Hedge Fund. Incapacitation or loss of key people within a Hedge Fund may adversely affect such Hedge Fund and thereby the Fund. Many Portfolio Managers may have only one or a limited number of key individuals. The loss of one or more individuals from a Portfolio Manager could have a material adverse effect on the performance of such Hedge Fund which, in turn, could adversely affect the performance of the Fund.

Portfolio Manager Risk. Portfolio Manager risk is the risk of loss due to fraud on the part of a Portfolio Manager, intentional or inadvertent deviations from the Portfolio Manager’s communicated investment strategy, including excessive concentration, directional investing outside pre-defined ranges or in new capital markets, excessive leverage and risk taking, or simply poor judgment. Although Private Advisors will seek to allocate the Fund’s assets to Portfolio Managers whom it believes will operate with integrity and sound operational and organizational standards, Private Advisors may have no, or only limited, access to information regarding the activities of the Portfolio Managers, and Private Advisors cannot guarantee the accuracy or completeness of such information. As a consequence, although Private Advisors will monitor the activities of the Portfolio Managers, it may be difficult, if

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not impossible, for Private Advisors to protect the Fund from the risk of Portfolio Manager fraud, misrepresentation or material strategy alteration. Private Advisors will have no control over the day-to-day operations of any of the Hedge Funds managed by the Portfolio Managers. As a result, there can be no assurance that every such Hedge Fund will conform its conduct to these standards. The failure of operations, information technology systems or contingency/disaster recovery plans may result in significant losses for the affected Hedge Funds.  Shareholders will have no direct dealings or contractual relationships with the Portfolio Managers.

Monitoring of Hedge Funds. Although Private Advisors attempts to monitor the performance of each Hedge Fund, Private Advisors must ultimately rely on (i) the Portfolio Manager to operate in accordance with the investment guidelines governing the Hedge Fund, and (ii) the accuracy of the information provided to Private Advisors by the Portfolio Manager or the administrator of the Hedge Fund. Any failure of the Portfolio Manager to operate within such guidelines or to provide accurate information with respect to such Hedge Fund could subject the Fund to losses. Moreover, many of the strategies implemented by a Hedge Fund rely on the financial information made available by the issuers in which the Hedge Fund invests. Private Advisors has no ability to independently verify the financial information disseminated by the issuers in which a Hedge Fund invests, and is dependent upon the Portfolio Manager’s judgment about the integrity of both the management of these issuers and the financial reporting process in general.

Potential Conflicts of Interest Involving Portfolio Managers.  Portfolio Managers may engage in other forms of related and unrelated activities in addition to advising Hedge Funds. They may also make investments in securities for their own account. Activities such as these could detract from the time a Portfolio Manager devotes to the affairs of a Hedge Fund. In addition, certain of the Portfolio Managers may engage affiliated entities to furnish brokerage services to a Hedge Fund and may themselves provide market making services, including acting as a counterparty in stock and over-the-counter transactions. As a result, in such instances, the choice of broker, market maker or counterparty made by a Hedge Fund and the level of commissions or other fees paid for such services (including the size of any mark-up imposed by a counterparty) may not have been made at arm’s length.

Proprietary Investment Strategies.  A Portfolio Manager may use proprietary investment strategies or complex models that are based on considerations and factors that are not fully disclosed to Private Advisors. A Portfolio Manager may generally use investment strategies that differ, and involve greater risk and expense, from those typically employed by traditional managers of portfolios of stocks and bonds. These strategies may involve risks that are not anticipated by a Portfolio Manager or Private Advisors.

Prime Brokers and Custodians. Under arrangements between a Hedge Fund and its prime brokers or custodians, the prime brokers and custodians generally will have the right to (i) identify as collateral, (ii) rehypothecate, or (iii) otherwise use for their own purposes assets held by them for the Hedge Fund. Legal and beneficial title to such assets may therefore be transferred to the relevant prime broker and custodian.  Similarly, any cash of the Hedge Fund held or received by or on behalf of a prime broker or custodian may not be treated as client money and may not be subject to the client money protections conferred by the client rules of FINRA or equivalent rules of other regulators to which such prime broker or custodian may be subject.  Accordingly, the cash of a Hedge Fund may also constitute collateral and may not be segregated from the cash of the prime brokers and custodians.  Consequently, a Hedge Fund may rank as an unsecured creditor in respect of such assets and cash on the insolvency of a prime broker and custodian and might not be able to recover such assets and cash in full.  The inability of a Hedge Fund to recover such cash could have a material adverse effect on the Fund’s performance and returns to Shareholders.  For example, the bankruptcy of Lehman Brothers Holdings Inc. materially and adversely affected the operations of funds that used Lehman Brothers Holdings Inc. as a prime broker.

Side Letters and Other Agreements.  A Portfolio Manager or Hedge Fund may enter into separate agreements with certain of their investors, such as those affiliated with the Portfolio Manager or Hedge Fund, or those deemed to involve a significant or strategic relationship. Such agreements may provide more beneficial terms to investors other than the Fund by waiving certain terms or allowing such investors to invest on different terms than those on which the Fund has invested, including, without limitation, with respect to fees, liquidity, changes in redemption terms, key man provisions, notification upon the occurrence of certain events (in some instances including the ability to redeem upon the occurrence of certain events), “most favored nation” clauses and disclosure of certain information. Under certain circumstances, these agreements could create preferences or priorities for such investors. For example, a Hedge Fund may offer certain of its investors additional or different information and reporting than that offered to

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the Fund. Such information may provide the recipient greater insights into the Hedge Fund’s activities as compared to the Fund in its capacity as an investor in such Hedge Fund, thereby enhancing the recipient’s ability to make investment decisions with respect to the Hedge Fund, and enabling such investor to make more informed decisions than the Fund about redeeming from the Hedge Fund. Any resulting redemption could force the Hedge Fund to sell investments at a time when it might not otherwise have done so or for a price less than their deemed fair market value, which will adversely affect the Fund as a remaining investor in the relevant Hedge Fund.

Private Advisors may in certain circumstances attempt to negotiate separate agreements with a Portfolio Manager or Hedge Fund. No assurance can be given that any such agreement, if entered into, will be respected by the applicable Portfolio Manager or Hedge Fund or that such agreement would be enforceable in accordance with its terms. Further, there may be situations in which regulatory requirements, investment objectives, the timing of investments, historical relationships with a Portfolio Manager or other considerations will result in differences between the Fund and a Portfolio Manager’s other clients in terms of the availability of the benefits of any such agreements. Furthermore, there may be circumstances where the benefit provided cannot be exercised by all Hedge Fund investors simultaneously or where one investor directly or indirectly receives a greater benefit due to the participation by another investor. In addition, although Private Advisors may negotiate terms that it considers more advantageous overall, concessions may be required to obtain such terms.

Performance Fees and Management Fees. A Portfolio Manager may receive compensation calculated by reference to the performance of the Hedge Fund it manages. Such compensation arrangements may create an incentive to make investments that are riskier or more speculative than would be the case if such arrangements were not in effect. In addition, because performance-based compensation is calculated on a basis that includes unrealized appreciation of Hedge Fund assets, such performance-based compensation may be greater than if such compensation were based solely on realized gains. Furthermore, a Portfolio Manager may receive compensation calculated by reference to its assets under management.  Such compensation arrangements may create an incentive to increase the assets under management regardless of its ability to effectively and optimally invest them.

Capacity Limitations of Hedge Funds. A Hedge Fund may place limitations on the amount of, or number of persons whose, money it will manage. In addition, new rules and regulations may result in additional limitations or restrictions being placed by a Portfolio Manager on the types of investors or assets that a Hedge Fund may accept. Moreover, as a result of the convergence of the hedge fund and private equity markets and recent regulatory developments, many Hedge Funds have lengthened liquidity terms, which may be more or less compatible with the liquidity requirements of the Fund and therefore result in differences in portfolio composition. Any such restrictions or limitations could prevent Private Advisors from allocating assets of the Fund to certain Hedge Funds with which Private Advisors would otherwise like to invest. In addition, when Hedge Fund capacity is constrained, allocation decisions may be made on a non-pro rata basis among the Fund and other accounts or funds managed by Private Advisors, for example, so as to avoid small allocations or to increase existing below-target allocations before building new positions. Furthermore, certain Hedge Funds to which Private Advisors might desire to allocate assets may be unwilling to accept an investment from the Fund because of its status as a registered fund under the 1940 Act and, the additional regulatory compliance and reporting burdens imposed on the Portfolio Managers as a result of such status.

If Private Advisors’ ability to make allocations to Hedge Funds is limited or restricted with respect to the Fund, the Fund’s investment objective, and thus its returns, could be negatively impacted. Furthermore, because of these capacity limitations, it is likely that the Fund’s portfolio and the portfolios of other accounts or funds managed by Private Advisors will have differences in the specific investments held in their portfolios even when their investment objectives are the same or similar. These distinctions will result in differences in portfolio performance.

Ownership of Underlying Investments.  When deciding whether to invest, or to continue to invest, in a Hedge Fund, Private Advisor carries out no independent investigation of the ownership of the assets of the Hedge Fund or the administrator to the Hedge Fund. Instead, Private Advisors relies on among other things, audited accounts and other financial information provided to it by the Hedge Fund or the Hedge Fund’s administrator. In the event that a Hedge Fund does not own or there is a defect in the ownership of the underlying investments, this could have an adverse impact on the ability of the Fund to achieve its investment objective.

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Currency Hedging. Where a Hedge Fund offers interests denominated in currencies other than the U.S. Dollars, the Hedge Fund may endeavor to hedge its exposure to such currency. The Fund will have no control over the manner in which such Hedge Fund accounts for the profits, losses, and expenses associated with such hedging activities. It is possible that there could be cross liability among all classes of shares of such Hedge Fund, and thus, the costs associated with such hedging activities may be allocated to the class of shares held by the Fund, even when such hedging activities do not directly relate to such class in the event that the assets of the relevant class are insufficient to meet such losses and expenses. As a result, the performance of such Hedge Fund (and, thus, the performance of the Fund) could be adversely affected.

Increasing Size and Maturity of Hedge Fund Markets. The identification of attractive investment opportunities is difficult and involves a high degree of uncertainty. The growth in recent years in the number of hedge funds and assets managed by such funds, together with the increase in other market participants may reduce the opportunities available for Private Advisors and the Portfolio Managers to make certain investments or adversely affect the terms upon which investments can be made. This could reduce the ability of a Hedge Fund to generate returns and/or reduce the amount of these returns. Historic opportunities for some or all hedge fund strategies may be eroded over time, while structural and/or cyclical factors may reduce opportunities for the Portfolio Managers temporarily or permanently. In addition, it is possible that the Fund may have exposure to the same investment or securities through more than one Hedge Fund. Furthermore, the applicable Portfolio Managers could take opposing positions with respect to such securities, and thus the Fund’s exposure to such underlying security or investment could move against each other.

Non-U.S. Exchange Risk Exposure. A Hedge Fund may invest in securities denominated, and may receive a portion of its income and gains, in currencies other than the U.S. Dollar. A reduction in the value of such other currencies relative to the U.S. Dollar prior to conversion into U.S. Dollars, as applicable, would adversely affect the NAV of the Hedge Fund and correspondingly, the NAV of the Fund.

Use of Financing Arrangements by Hedge Funds. A Hedge Fund may borrow to finance its investment strategies. The prime brokers, banks and dealers that may provide financing to a Hedge Fund can apply essentially discretionary margin or other valuation policies. Changes by financing providers to these policies, or the imposition of other credit limitations or restrictions, may result in margin calls, loss of financing, forced liquidation of positions at disadvantageous prices or termination or cross defaults of transactions with the same or other dealers. These adverse effects may be compounded in the event that such limitations or restrictions are imposed suddenly and/or by multiple dealers or counterparties around the same time.

Brokerage Commissions and Transaction Costs. In selecting brokers or counterparties to effect portfolio transactions, a Hedge Fund will be likely to consider such factors as price, the ability to effect the transaction, the reliability and financial responsibility and any research products or services provided. Such products and services generally may be of benefit to the Hedge Fund or to other clients of the relevant Portfolio Manager, but may not directly relate to transactions executed on behalf of such Hedge Fund. Accordingly, if a Portfolio Manager determines in good faith that the amount of commissions or transaction fees charged by the entity is reasonable in relation to the value provided, the relevant Hedge Fund may pay an amount greater than that charged by another entity.

Special Note Regarding Recent Market Events

From time to time, events in the financial sector may result in reduced liquidity in the credit and fixed income markets and an unusually high degree of volatility in the financial markets, both domestically and internationally. In the recent past, entire markets were impacted, but issuers with exposure to the real estate, mortgage and credit markets were particularly affected. The potential for market turbulence may have an adverse effect on the Fund’s and Hedge Funds’ investments. In the past, instability in the financial markets has led to the U.S. and other governments taking a number of unprecedented actions designed to support certain financial and other institutions and certain segments of the financial markets. In the future, federal, state, and foreign governments, regulatory agencies, and self-regulatory organizations could take actions that affect the regulation of the instruments in which the Fund and Hedge Funds invest, or the issuers of such instruments, in ways that are unforeseeable. Such legislation or regulation could limit or preclude the Fund’s and Hedge Funds’ ability to achieve their investment objectives.

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Governments or their agencies may also acquire distressed assets from financial institutions and acquire ownership interests in those institutions. The implications of government ownership and disposition of these assets are unclear, and such ownership or disposition may have positive or negative effects on the liquidity, valuation and performance of the Hedge Funds’ portfolio holdings and the Fund. Also, macro factors (such as the European debt crisis and U.S. budget and debt limit impasses) have recently dominated the markets resulting in a high degree of correlation of asset classes, making it difficult for Hedge Funds to produce absolute returns that are not closely correlated with the debt or equity markets.

Limits of Risk Disclosure

The above discussion relates to various risks associated with the Fund, Shares, the investment program, Portfolio Managers and Hedge Funds and is not intended to be a complete enumeration or explanation of the risks involved in an investment in the Fund. Prospective investors should read this entire Prospectus, subscription agreement and Declaration of Trust, and should consult with their own financial advisors before deciding whether to invest in the Fund.

The financial markets continue to evolve and financial products continue to be developed. The Fund reserves the right to invest in new financial products as they are developed or become more widely accepted.  As with any new financial product, these products will entail risks, including risks to which the Fund currently is not subject.

PERFORMANCE HISTORY

The Fund has limited operating history. However, Private Advisors currently manages and has in the past managed other investment funds that have substantially similar investment objectives and strategies to those of the Fund (“Private Advisors’ Other Funds”). Appendix A contains investment performance information for the Private Advisors’ Other Funds as well as for the Fund. The information with respect to the Private Advisors’ Other Funds is provided to illustrate the experience and historic investment results obtained by Private Advisors. IT SHOULD NOT BE VIEWED AS INDICATIVE OF THE FUTURE INVESTMENT PERFORMANCE OF THE FUND.

Prospective investors should carefully read the notes accompanying the investment performance tables in Appendix A. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE INVESTMENT RESULTS.

MANAGEMENT OF THE FUND

Board of Trustees

The Board oversees the actions of New York Life Investments, Private Advisors and the Distributor of Shares, NYLIFE Distributors LLC (“Distributor”), and decides on general policies governing the operations of the Fund. The Board also oversees the Fund’s officers, who conduct and supervise the daily business of the Fund.

Investment Manager and Subadvisor

New York Life Investments is located at 51 Madison Avenue, New York, New York 10010. In conformity with the stated policies of the Fund, New York Life Investments administers the Fund’s business affairs, and the investment operations of the Fund and the composition of the Fund’s investment portfolio, subject to the supervision of the Board. New York Life Investments, a Delaware limited liability company, commenced operations in April 2000, and is an indirect, wholly-owned subsidiary of New York Life Insurance Company (“New York Life”). As of March 31, 2014, New York Life Investments and its affiliates managed approximately $520.7 billion in assets.

New York Life Investments provides office space, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required for the Fund. New York Life Investments has delegated its portfolio management responsibilities for the Fund to Private Advisors, and is responsible for supervising Private Advisors in the execution of its responsibilities.

New York Life Investments also pays the Fund’s Chief Compliance Officer’s compensation (a portion of which is reimbursed by the Fund), the salaries and expenses of all personnel affiliated with the Fund, except for the

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Independent Trustees, and all operational expenses that are not the responsibility of the Fund, including the fees paid to Private Advisors. Pursuant to a Management Agreement with the Fund, and in consideration of the management services provided by New York Life Investments to the Fund, the Fund pays New York Life Investments a monthly management fee of 0.0917% (1.10% on an annualized basis) of the Fund’s month end net asset value.

For information regarding the basis of the Board’s approval of the Management Agreement and Subadvisory Agreement, please refer to the Fund’s Annual Report to Shareholders for the fiscal period ended March 31, 2014.

Under the supervision of New York Life Investments, Private Advisors (i) manages the day-to-day investment operations of the Fund, (ii) seeks investment opportunities for the Fund, and (iii) monitors the performance of and makes investment and trading decisions with respect to the Fund’s investment portfolio. For these services, pursuant to a Subadvisory Agreement between New York Life Investments and Private Advisors, Private Advisors is paid a monthly fee by New York Life Investments out of its Management Fee, not the Fund.

Private Advisors is located at 901 East Byrd Street, Suite 1400, Richmond, Virginia 23219. Private Advisors is a Virginia limited liability company that commenced operations in January 1998, and is an affiliate of New York Life Investments. Private Advisors also serves as general partner or investment manager to several domestic and off-shore private equity and hedge fund of funds that employ a wide variety of investment strategies. As of March 31, 2014, Private Advisors managed approximately $5.4 billion in assets.

Portfolio Management Team

The following section provides biographical information about the hedge fund investment team of Private Advisors primarily responsible for the investment management of the Fund. Additional information regarding the portfolio management team’s compensation, other accounts managed by the members of the portfolio management team and their ownership of shares of the Fund is available in the SAI.

Louis W. "Chip" Moelchert, III, CFA, Chief Executive Officer – Mr. Moelchert is Chief Executive Officer and Chair of Private Advisors' Executive Committee. Mr. Moelchert is a member of the Board of Managers and is responsible for leading day-to-day operations and providing strategic direction for the firm. Additionally, he serves on each of the firm's investment committees. Mr. Moelchert joined Private Advisors, LLC in 2003. Prior to joining Private Advisors, Mr. Moelchert spent 10 years at Jefferson Capital Partners, Ltd., a boutique merchant bank with a focus on the healthcare, consumer and business services industries. He was a Partner at Jefferson Capital and focused predominately on the healthcare and business services segments. Prior to Jefferson Capital, Mr. Moelchert was an Associate Vice President/Portfolio Manager with the Asset Management division of Wheat First Butcher Singer, Inc. (now part of Wells Fargo Advisors). Mr. Moelchert received his B.S. from the University of Richmond and is a CFA charter holder and member of the CFA Institute.

Louis W. Moelchert, Chairman – Mr. Moelchert established Private Advisors, LLC in 1997. He serves on the Board of Managers and a number of the firm’s investment committees. Beginning in 1975, he managed the endowment for the University of Richmond for 30 years and began investing in alternatives in the early 1980's. He also served as a committee member of the Virginia Retirement System from 1996 to 2000 and Chairman of the Investment Advisory Committee from 1998 to 2000. He was also Chairman of the Commonfund Board of Trustees from 1993 to 1997 and served as a trustee from 1986 to 1998. Mr. Moelchert received his B.B.A. and M.S., Accountancy from the University of Georgia.

Timothy G. Berry, CFA, Partner – Mr. Berry joined Private Advisors, LLC in 2001 and is responsible for hedge fund of funds portfolio management, including manager sourcing, selection, due diligence, and monitoring. Prior to joining Private Advisors, he was an Associate with Chesapeake Capital Corporation, a billion dollar hedge fund. At Chesapeake, he was responsible for modeling and structuring multi-manager alternative investment products for institutional partners, custom quantitative analysis on behalf of investors, and performing due diligence on principals' alternative asset investments. Mr. Berry received a Masters Degree from Duke University and a B.A. with distinction from the University of Virginia and is a CFA charter holder and member of the CFA Institute.

Charles H.G. Honey, Partner – Mr. Honey is responsible for hedge fund of funds portfolio management, including manager sourcing, selection, due diligence, and monitoring. Mr. Honey has over seventeen years experience as a

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portfolio manager and equity analyst. Prior to joining the firm in 2007, he was Managing Partner and Founder of Rapidan Capital, LLC a registered investment advisor. He is a former Managing Director of the hedge fund group at Morgens, Waterfall, Vintiadis & Company. Prior to that, he was a Managing Director at Trainer, Wortham & Company, an investment management firm. He began his career as an equity trader and research analyst for Woodward & Associates, a New York based hedge fund. A native of Richmond, VA, Mr. Honey received a B.S. in Business Administration from Washington & Lee University. In the past he has spoken on the use of value-based analysis and metrics in portfolio management at Stern Stewart's EVA® Institute, the World Research Group's EVA® Conference and in appearances on CNBC.

Laura E. Baird, CFA, Managing Director – Ms. Baird is responsible for assisting in manager selection, monitoring, and due diligence for hedge fund investments. Prior to joining Private Advisors, Ms. Baird was a Vice President at Franklin Portfolio Associates, a quantitative asset manager with $32 billion under management. Prior to joining Franklin Portfolio, Ms. Baird was an Analyst at 646 Advisors LLC, a Boston-based market-neutral hedge fund where she was responsible for investment selection and monitoring, as well as risk control within the financial services sector. From 1998 to 2002, Ms. Baird was an Associate Analyst with Prudential Equity Group's Small-Cap Quantitative Research team. Her responsibilities included factor research, quantitative modeling, and small-cap market analysis. Ms. Baird received her B.A. in Economics from the University of Richmond and she is a CFA charter holder and a member of the CFA Institute.

Macon H. Clarkson, CFA, Managing Director – Ms. Clarkson is responsible for manager selection, monitoring, and due diligence for hedge fund investments. Prior to joining Private Advisors, Ms. Clarkson was an Associate on the High Yield Syndicate desk at Lehman Brothers where she helped structure, market, price, and allocate high yield bond offerings. From 2000 to 2003, Ms. Clarkson was an Analyst in the Global Leveraged Finance group at Lehman Brothers where she performed credit analysis, financial modeling, covenant analysis, and due diligence for potential and mandated bridge loan, leveraged loan and high yield bond transactions. Ms. Clarkson received a B.S. with distinction in Commerce with concentrations in Finance and Management from the University of Virginia's McIntire School of Commerce, and she is a CFA charter holder and a member of the CFA Institute.

Bryan F. Durand, CFA, Managing Director – Mr. Durand is responsible for manager selection, monitoring, and due diligence for hedge fund investments. Prior to joining Private Advisors, Mr. Durand was a senior research analyst at MFC Global Investment Management (U.S.), LLC, where he provided fundamental research for several value-based investment strategies. Prior to joining MFC, Mr. Durand was an equity research analyst at Thompson, Siegel & Walmsley, where he supported a small and mid-cap value team. Earlier, Mr. Durand was a summer equity research associate at Smith Barney/Citigroup, a controller at Silverstream Software, Inc, and a senior auditor at Ernst and Young. Mr. Durand holds an M.B.A. from Duke University’s Fuqua School of Business and a B.A. from the College of the Holy Cross, and is a CFA charter holder and member of the CFA Institute.

Administrator, Custodian and Transfer Agent

The Fund has retained State Street Bank and Trust Company (“State Street”), whose principal business address is 1 Lincoln Street, Boston, Massachusetts 02110-2990 to provide certain administrative and accounting services to the Fund. Under the terms of a Master Administration Agreement with the Fund, State Street is responsible, directly or through its agents, for, among other things: (i) reconciling the Fund’s cash holdings with the records of the Fund’s custodian, and reconciling the Fund’s holdings in Hedge Funds with information provided by each individual Hedge Fund; (ii) obtaining and providing final month-end rates-of-return and/or NAV for each Hedge Fund; (iii) preparing the unaudited monthly balance sheets and income statements for the Fund; (iv) preparing financial information regarding the Fund that will be included in the Fund’s semi-annual and annual shareholder reports for the review by designated officer(s) of the Fund; and (v) preparing and providing monthly calculation of management fees and book related accruals as directed by the Fund. State Street is paid a monthly fee for these and other services it provides to the Fund.

State Street also serves, pursuant to a Master Custodial Agreement, as the custodian of the assets of the Fund, and may maintain custody of such assets with U.S. and foreign subcustodians (which may be banks, trust companies, securities depositories and clearing agencies), subject to policies and procedures approved by the Board.  Assets of the Fund are not held by the Advisors or commingled with the assets of other accounts, except to the extent that

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securities may be held in the name of State Street, subcustodian or foreign custodians in a securities depository, clearing agency or omnibus customer account.

The Fund has also appointed State Street, pursuant to a Master Transfer Agency and Services Agreement, to act as transfer agent for the Fund’s authorized and issued Shares, dividend disbursing agent, and agent in connection with certain other services provided to Shareholders, including, but not limited to, processing matters related to subscription and repurchase of Shares.

PLAN OF DISTRIBUTION

The Fund has entered into a Distribution Agreement (“Distribution Agreement”) with the Distributor, NYLIFE Distributors LLC, an affiliate of the Advisors located at 169 Lackawanna Avenue, Parsippany, New Jersey 07054, to provide for distribution of the Shares, subject to various conditions. The Distributor may enter into selling agreements with various brokers, dealers, banks and other financial intermediaries (each a “Financial Intermediary” and collectively, “Financial Intermediaries”) that have agreed to participate in the distribution of the Shares and are members of FINRA.

Generally, Shares are continuously offered on a monthly basis at a price equal to their then current NAV per Share. The minimum required initial investment by each Eligible Investor is $50,000 ($250,000 for an individual investor who invests directly in the Fund), and the minimum subsequent investment is $10,000. The Fund, in its sole discretion, may accept investments below these minimums. A Financial Intermediary may establish higher minimum investment requirements than the Fund. It is the obligation of Financial Intermediaries to transmit orders received by them to the transfer agent or Distributor so they will be received in a timely manner. The Fund, acting through the Distributor and the Financial Intermediaries, will have the sole right to accept orders to purchase Shares, and reserves the right to reject any order in whole or in part. The offering may be terminated by the Fund or the Distributor at any time.

In addition, New York Life Investments or its affiliates may pay certain additional compensation (out of their own funds and not as an additional sales charge to the fund) to Financial Intermediaries in connection with the sale of Shares. The level of such payments may be substantial and may be different for different Financial Intermediaries. These payments may create incentives on the part of a Financial Intermediary to view the Fund favorably compared with investment funds that do not make these payments, or that make smaller payments.

No market currently exists for the Shares. Shares are not listed on any national securities exchange, and the Fund does not anticipate that a secondary market will develop for Shares. None of the Fund, the Advisors, the Distributor or the Financial Intermediaries intends to make a market in the Shares.  The Distribution Agreement is terminable without penalty at any time by a vote of a majority of the Independent Trustees, or by a vote of the holders of a majority of the outstanding Shares. Furthermore, the Distribution Agreement terminates automatically in the event of its assignment (as defined by the 1940 Act).

VOTING

Except to the extent otherwise provided in the Declaration of Trust, each Shareholder will have the right to cast a number of votes equal to the number of Shares held by such Shareholder at any meeting of its Shareholders called by the (i) majority of the Board or (ii) Shareholders holding at least 51% of the outstanding Shares of the Trust. Shareholders will be entitled to vote on any matter on which shareholders of an investment company registered under the 1940 Act would be entitled to vote. Notwithstanding their ability to exercise their voting privileges, Shareholders in their capacity as such are not entitled to participate in the management or control of the Fund’s business, and may not act for or bind the Fund. Under Delaware law, the Fund is not required to hold an annual meeting of Shareholders unless required to do so under the 1940 Act. The policy of the Fund is not to hold an annual meeting of Shareholders unless a meeting is required to be held under the 1940 Act.

CONFLICTS OF INTEREST

The Advisors engage in other activities including managing the assets of various retail mutual funds, private funds and institutional accounts. In the ordinary course of business, the Advisors engage in activities in which the

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Advisors’ interests or the interests of its clients may conflict with the interests of the Fund or Shareholders. The discussion below sets out such conflicts of interest that may arise; conflicts of interest not described below may also exist. The Advisors can give no assurance that any conflicts of interest will be resolved in favor of the Fund or Shareholders.

The Advisors’ Asset Management Activities. The Advisors and their affiliates conduct a variety of asset management activities, including sponsoring other registered and unregistered investment funds. Those activities also include managing assets of employee benefit plans that are subject to ERISA and related regulations. The Advisors’ investment management activities may present conflicts if the Fund and these other investment or pension funds either compete for the same investment opportunity or pursue investment strategies counter to each other.

Voting Rights in Hedge Funds. From time to time, a Hedge Fund may seek the approval or consent of its investors in connection with certain matters relating to the Hedge Fund. In such a case, the Advisors have the right to vote in their sole discretion the Fund’s interest in the Hedge Fund to the extent such rights have not been waived or such interest is held in non-voting form. The Advisors consider only those matters it considers appropriate in taking action with respect to the approval or consent of the particular matter. Business relationships may exist between the Advisors and their affiliates, on the one hand, and the Portfolio Managers and affiliates of the Hedge Funds, on the other hand, other than as a result of the Fund’s investment in a Hedge Fund. As a result of these existing business relationships, the Advisors may face a conflict of interest acting on behalf of the Fund and its Shareholders.

A Hedge Fund may, consistent with applicable law, not disclose the contents of its portfolios. This lack of transparency may make it difficult for the Advisors to monitor whether holdings of a Hedge Fund cause the Fund to be above specified levels of ownership in certain asset classes. To avoid adverse regulatory consequences in such a case, the Fund may, at the time of investment: (i) elect to invest in a class of a Hedge Fund’s non-voting securities (if such a class is available), or (ii) enter into contractual arrangements under which the Fund irrevocably waives its rights (if any) to vote its interests in a Hedge Fund or waive its rights to vote its interest in a Hedge Fund to the extent such interest exceeds 4.9%. As described above in the section “Risk Factors – Risks Related to the Management and Operations of the Hedge Funds – Non-Voting Securities,” these voting restriction could diminish the influence of the Fund in a Hedge Fund, as compared to other investors in the Hedge Fund (which could include other accounts or funds managed by the Advisors, if they do not waive their voting rights in the Hedge Fund), and adversely affect the Fund’s investment in the Hedge Fund, which could result in unpredictable and potentially adverse effects on Shareholders.

Diverse Shareholders; Relationships with Shareholders. Shareholders could include entities that may have conflicting investment, tax and other interests with respect to their investments in the Fund. The conflicting interests of individual Shareholders may relate to or arise from, among other things, the nature of investments made by the Fund and/or Hedge Funds, the structuring of the acquisition of investments of the Fund, and the timing of disposition of investments. This structuring of the Fund’s investments and other factors may result in different returns being realized by different Shareholders. Conflicts of interest may arise in connection with decisions made by the Advisors, including decisions with respect to the nature or structuring of investments, that may be more beneficial for one Shareholder than for another Shareholder, especially with respect to Shareholders’ individual tax situations. In selecting a Hedge Fund for the Fund, Private Advisors considers the investment and tax objectives of the Fund as a whole, not the investment, tax or other objectives of any Shareholder individually.

Allocation of Hedge Fund Opportunities. In some cases, investment opportunities in a Hedge Fund may have longer time horizons, different risk profiles, or may have to be made at a time when the Fund does not have cash available for investment. In other cases, due to capacity constraints, Private Advisors may be unable to allocate a Hedge Fund to all of its clients (including the Fund) for which the investment may be suitable. In such event, Private Advisors will endeavor to allocate Hedge Funds to all clients (including the Fund) in a manner that is fair and equitable all clients in accordance with internal allocation policies.

Related Funds. Conflicts of interest may arise for the Advisors in connection with certain transactions involving investments by the Fund in Hedge Funds, and investments by other accounts or funds managed by the Advisors in the same Hedge Funds. Conflicts of interest may also arise in connection with investments in the Fund by other accounts or funds managed by the Advisors or any of their affiliates. Such conflicts could arise, for example, with respect to the timing, structuring and terms of such investments and the disposition of them. The Advisors or an

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affiliate may determine that an investment in a Hedge Fund is appropriate for a particular client or for itself or its officers, directors, principals, members or employees, but that the investment is not appropriate for the Fund. Situations also may arise in which the Advisors, one of their affiliates, or the clients of either have made investments that would have been suitable for investment by the Fund but, for various reasons, were not pursued by, or available to, the Fund. The investment activities of the Advisors its affiliates and any of their respective officers, directors, principals, members or employees may disadvantage the Fund in certain situations if, among other reasons, the investment activities limit the Fund’s ability to invest in a particular Hedge Fund.

Management of the Fund. Personnel of the Advisors or their affiliates will devote such time as the Advisors, the Fund and their affiliates, in their discretion, deem necessary to carry out the operations of the Fund effectively. Officers, principals, and employees of the Advisors and their affiliates will also work on other projects for the Advisors and their other affiliates (including other clients served by the Advisors and their affiliates) and conflicts of interest may arise in allocating management time, services or functions among the affiliates.

CONFLICTS OF INTEREST RELATING TO THE PORTFOLIO MANAGERS

The Advisors anticipate that each Portfolio Manager will consider participation by the applicable Hedge Fund in all appropriate investment opportunities that are also under consideration for investment by the Portfolio Manager for other portfolio funds and accounts managed by the Portfolio Manager (“Portfolio Manager Accounts”) that pursue investment programs similar to that of the applicable Hedge Fund.  However, there can be no guarantee or assurance that a Portfolio Manager will follow such practices or that a Portfolio Manager will adhere to, and comply with its stated practices, if any.  In addition, circumstances may arise under which a Portfolio Manager will cause its Portfolio Manager Accounts to commit a larger percentage of their assets to an investment opportunity than to which the Portfolio Manager will commit assets of the Hedge Fund.  Circumstances may also arise under which a Portfolio Manager will consider participation by its Portfolio Manager Accounts in investment opportunities in which the Portfolio Manager intends not to invest on behalf of the Hedge Fund, or vice versa.

Situations may occur where the Fund could be disadvantaged by investment activities conducted by the Portfolio Manager for the Portfolio Manager Accounts. These situations could arise as a result of, among other things: (i) legal restrictions on the combined size of positions that may be taken by a Hedge Fund in which the Fund and/or Portfolio Manager Accounts participate (collectively, “Co-Investors” and, individually, a “Co-Investor”), limiting the size of the Hedge Fund’s position; (ii) legal prohibitions on the Co-Investors’ participating in the same instruments; (iii) the difficulty of liquidating an investment for a Co-Investor when the market cannot absorb the sale of the combined positions; and (iv) the determination that a particular investment is warranted only if hedged with an option or other instrument and the availability of those options or other instrument is limited.

A Portfolio Manager may from time to time cause a Hedge Fund to effect certain principal transactions in securities with one or more Portfolio Manager Accounts, subject to certain conditions.  For example, these transactions may be made in circumstances in which the Portfolio Manager determined it was appropriate for the Hedge Fund to purchase and a Portfolio Manager Account to sell, or the Hedge Fund to sell and the Portfolio Manager Account to purchase, the same security or instrument on the same day.

Each Portfolio Manager, its affiliates and their principals, partners, directors, officers and employees, may buy and sell securities or other investments for their own accounts, including interests in Hedge Funds, and may have conflicts of interest with respect to investments made on behalf of Hedge Funds in which the Fund participates. As a result of different trading and investment strategies or constraints, positions may be taken by principals, partners, directors, officers, employees and affiliates of the Portfolio Manager that are the same as, different from or made at different times than positions taken for the Hedge Fund in which the Fund participates. Future investment activities of the Portfolio Managers, or their affiliates, and the principals, partners, directors, officers or employees of the foregoing, may give rise to additional conflicts of interest that could disadvantage the Fund.

Portfolio Managers or their affiliates may from time to time provide investment advisory or other services to private portfolio funds and other entities or accounts managed by the Portfolio Manager or its affiliates. In addition, Portfolio Managers or their affiliates may from time to time receive research products and services in connection with the brokerage services that brokers (including, without limitation, affiliates of the Portfolio Manager) may provide to one or more Portfolio Manager Accounts.

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CALCULATION OF NET ASSET VALUE; VALUATION

The Fund will calculate its NAV as of the close of business on the last Business Day of each calendar month, and at such other times as the Board may determine, including in connection with repurchases of Shares, in accordance with the procedures described below (each such day, a “Valuation Date”).

The NAV of the Fund will equal the value of the total assets of the Fund, less all of its liabilities, including accrued fees and expenses. The NAV per Share equals the NAV of the Fund divided by the number of its outstanding Shares. The value of the assets of the Fund will depend on the value of its share of the Hedge Funds or other investments in which the Fund invests.

With respect to securities for which market values are not readily available, including Hedge Funds, it is the Board’s responsibility to, in good faith, determine the fair value of such securities. The Board has adopted valuation procedures (“Valuation Procedures”) for the Fund and has delegated to the Fund’s Valuation Committee (“Valuation Committee”) general responsibility for determining, in accordance with the Valuation Procedures, the value of the assets held by the Fund. The Board has also authorized the Valuation Committee to appoint a Valuation Sub-Committee (“Valuation Sub-Committee”) to deal in the first instance with questions that arise or cannot be resolved under the Valuation Procedures.

Fair valuation involves subjective judgments, and it is possible that the fair value determined for a security, including Hedge Funds, may differ materially from the value that could be realized upon the sale of the security. Fair value determinations may be based upon developments related to a specific security or events affecting securities markets. As a general principle, the fair value of an asset should reflect the amount that the Fund might reasonably expect to receive for the asset from the current sale of that asset in an orderly arm’s-length transaction, based on information reasonably available at the time the valuation is made and that the Fund believes to be reliable. Determinations of the Valuation Committee and the Valuation Sub-Committee are subject to review and ratification by the Board at its next regularly scheduled meeting after the fair valuations are determined.

Valuation of Hedge Funds

Portfolio Managers or their respective administrators typically provide unaudited Hedge Fund valuations monthly. It is anticipated that these unaudited values will be prepared in accordance with accounting principles generally accepted in the U.S., or another fair value basis of accounting, and will, in effect, be the fair value of a Hedge Fund’s assets less such Hedge Fund’s liabilities.  In some cases, estimated unaudited values are provided before actual unaudited values. The Advisors will rely primarily on such estimated unaudited values or actual unaudited values, to the extent they are the most reliable and relevant indication of value of interests in a Hedge Fund. The Advisors will give weight to such valuations and other factors and considerations set forth below and in the Valuation Procedures as deemed appropriate in each case.

For most Hedge Fund interests, the Advisors anticipate that valuations will be based primarily on the estimated unaudited values or actual unaudited values, as applicable, that are provided by a Hedge Fund or its respective administrator.  In instances where unaudited estimates may not be available, or where such unaudited estimates are not deemed appropriate (as further discussed below), additional factors that may be relevant in determining the value of an interest in a Hedge Fund, in addition to those other factors and considerations set forth in the Valuation Procedures, include (1) changes in the valuation of hedge fund indices, (2) publicly available information regarding a Hedge Fund’s underlying portfolio companies or investments, (3) the price at which recent subscriptions and redemptions of such Hedge Fund interests were offered, (4) relevant news and other sources, (5) significant market events, and (6) information provided to the Advisors or the Fund by a Hedge Fund, or the failure to provide such information as agreed to in the Hedge Fund’s offering materials or other agreements with the Fund.

As part of Private Advisors’ due diligence process, Private Advisors will, prior to investing in a Hedge Fund, and periodically thereafter, assess each Hedge Fund’s valuation policies and procedures for appropriateness in light of the Fund’s obligation to value its assets under the 1940 Act and pursuant to generally accepted accounting principles for investment companies, and assess the overall reasonableness of the information provided by the Hedge Funds. This may include, but will not necessarily be limited to, the following processes: (1) comparison between

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unaudited estimates and the final unitized value provided by a Hedge Fund with documentation received from Private Advisors on variances exceeding a pre-determined threshold, (2) due diligence questionnaires and communications with a Hedge Fund, (3) review of annual audited financial statements of a Hedge Fund, and/or (4) other measures deemed appropriate under the circumstances.

In circumstances where, taking into account the factors and considerations set forth above and in the Valuation Procedures, the Advisors have reason to believe that a value provided by a Hedge Fund is not the most reliable and relevant indication of the value of an interest in the Hedge Fund, the Advisors may adjust such reported value to reflect the fair value of the interest in the Hedge Fund. Likewise, in circumstances where a Hedge Fund does not provide a valuation as contemplated above, the factors and considerations set forth above and in the Valuation Procedures may be the only indicators of the value of an interest in a Hedge Fund and the Advisors will use such factors, together with other valuation methodologies set forth in the Valuation Procedures that may be relevant, to estimate the fair value of its interest in such a Hedge Fund. In circumstances where the Advisors determine to adjust the values reported by a Hedge Fund, or in circumstances where a Hedge Fund does not provide valuations as contemplated above, such valuations will be subject to review and approval by the Valuation Committee.

Although the Valuation Procedures provide that the Advisors may rely primarily on the valuations provided by the Portfolio Managers or their administrators, the Valuation Committee, the Valuation Sub-Committee or the Advisors will not be able to confirm independently the accuracy of any unaudited valuations provided thereby.  For a description of certain risks related to the valuation of Hedge Funds, see “Risk Factors – Risks Related to an Investment in the Fund – Portfolio Valuation.”

The valuations reported by the Portfolio Managers, upon which the Fund primarily relies in calculating its month-end NAV and NAV per Share, may be subject to later adjustment, based on information reasonably available at that time. The Fund will pay repurchase proceeds, as well as calculate management and other fees, on the basis of net asset valuations determined using the best information available as of the Valuation Date.  In the event that a Hedge Fund, in accordance with its valuation procedures, subsequently corrects, revises or adjusts an unaudited estimated or final value that was properly relied upon by the Fund, the Fund will generally not make any retroactive adjustments to its NAV, or to any amounts paid based upon such NAV, to reflect a revised valuation. If, after the Fund pays repurchase proceeds, one or more of the valuations used to determine the NAV on which the repurchase payment is based are revised, the repurchasing Shareholders (if the valuations are revised upward) or the remaining Shareholders (if the valuations are revised downwards) will bear the risk of such revisions. A repurchasing Shareholder will neither receive distributions from, nor will it be required to reimburse, the Fund in such circumstances. This may have the effect of diluting or increasing the economic interest of other Shareholders. Such adjustments or revisions, whether increasing or decreasing the NAV at the time they occur, because they relate to information available only at the time of the adjustment or revision, will not affect the amount of the repurchase proceeds received by Shareholders who had their Shares repurchased prior to such adjustments and received their repurchase proceeds. As a result, to the extent that such subsequently adjusted valuations from Portfolio Managers or revisions to NAV of a Hedge Fund adversely affect the Fund’s NAV, the outstanding Shares of the Fund will be adversely affected by prior repurchases to the benefit of Shareholders who had their Shares repurchased at a NAV per Share higher than the adjusted amount. Conversely, any increases in the NAV per Share resulting from such subsequently adjusted valuations will be entirely for the benefit of the holders of the outstanding Shares and to the detriment of Shareholders who previously had their Shares repurchased at a NAV per Share lower than the adjusted amount. New Shareholders, as well as Shareholders purchasing additional Shares, may be affected in a similar way because the same principles apply to the subscription for Shares. See “Risk Factors – Risks Related to an Investment in the Fund – Portfolio Valuation.”

Valuation of Securities Other than Hedge Funds

To the extent the Fund invests directly in securities, other than investments in Hedge Funds, the value of the  Fund’s other investments is generally based (in whole or in part) on current market prices. If current market values of the Fund’s investments are not available or, in the judgment of the Advisors, do not accurately reflect the fair value of a security, the security will be valued by another method that the Board believes in good faith accurately reflects fair value.

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The Board has adopted valuation procedures for the Fund and has delegated day-to-day responsibility for fair value determinations to the Fund’s Valuation Committee and Valuation Sub-Committee. Determinations of the Valuation Committee are subject to review and ratification by the Board at its next regularly scheduled meeting after the fair valuations are determined. Fair value determinations may be based upon developments related to a specific security or events affecting securities markets. Fair valuation involves subjective judgments, and it is possible that the fair value determined for a security may differ materially from the value that could be realized upon the sale of the security.

ELIGIBLE INVESTORS

Each prospective investor will be required to complete a subscription agreement and satisfy the investor eligibility standards set forth therein in order to be permitted to invest in the Fund. Generally, the subscription agreement requires that an investor certify that he or she is an “accredited investor” as defined in Regulation D under the Securities Act.  An “accredited investor” includes, among other investors, an individual who: (i) has a net worth (or a joint net worth with that person’s spouse) immediately prior to the time of purchase in excess of $1 million (excluding the value of that individual’s primary residence); or (ii) an individual who has income in excess of $200,000 (or joint income with the investor’s spouse in excess of $300,000) in each of the two preceding years and has a reasonable expectation of reaching the same income level in the current year.  Other categories of “accredited investor” or other eligible investor standards applicable to companies and other investors are set forth in the subscription agreement.

All prospective investors must complete a subscription agreement in which they certify that, among other things, they meet the foregoing requirements, and that they are aware of the Fund’s limited provisions for transferability and withdrawals. An existing Shareholder who requests to purchase additional Shares is required to qualify as an Eligible Investor and to complete an additional subscription agreement prior to an additional purchase.

PURCHASING SHARES

Shares are offered at a price equal to their NAV per Share, for purchase as of the first Business Day of each calendar month (“Shareholder Date”), except that the Fund may offer Shares more or less frequently as determined by the Board. The minimum initial investment from each investor is $50,000 ($250,000 for an individual investor who invests directly in the Fund), and minimum subsequent subscriptions are $10,000. The Fund may accept subscriptions for lesser amounts in the discretion of the Advisors. A Financial Intermediary may establish higher minimum investment requirements than the Fund.

A prospective investor must submit a completed subscription agreement through which such investor is purchasing Shares at least five Business Days prior to the Shareholder Date or by such other date as determined by the Fund in its discretion and communicated to the investor. A Shareholder generally may subscribe for additional Shares by completing an additional subscription agreement, unless otherwise determined by the Advisors.  A subscription agreement generally requires a Shareholder to provide certain information about itself and to make certain representations, warranties and agreements, including an agreement to indemnify the Fund, the Advisors, State Street and the Distributor (“Fund Parties”) as a result of any misrepresentations made by the Shareholder in the subscription agreement. The Fund will rely on, without investigation, a Shareholder’s completed subscription agreement (as well as any information required to be provided by the Shareholder pursuant to the subscription agreement), and the Fund Parties will not be liable to the Shareholder or any other party for such reliance.  In addition, the Fund Parties will have no obligation or responsibility whatsoever for ensuring information contained in the subscription agreement concerning the Shareholder is accurate or that any information required to be provided by a Shareholder is accurate or that it is provided to the Fund in a timely manner.

Except as otherwise permitted by the Board, initial and subsequent purchases of Shares will be payable in cash in one installment. All purchases are subject to the receipt of immediately available funds in the full amount of the purchase at least three Business Days prior to the applicable Shareholder Date or such other date as the Fund may determine in its discretion and communicate to investors (previously defined as the “Subscription Date”). An investor, however, will not become a Shareholder and will have no other rights (including, without limitation, any voting rights) under the Declaration of Trust until the Shareholder Date. An investor will become a Shareholder, and begin to participate in the Fund’s returns, on the Shareholder Date.

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Generally, the Hedge Funds in which the Fund invests have similar subscription processes as the Fund. For example, a Hedge Fund will typically require receipt of cleared funds at least several Business Days prior to the date an investor begins participating in the Hedge Fund’s returns. As such, the subscription process described above, including acceptance by the Fund of a prospective investor’s subscription at least three Business Days prior to the Shareholder Date, is designed in part to ensure that the Fund will be able to invest in Hedge Funds in a timely manner.

Despite the Subscription Date being at least three Business Days prior to the Shareholder Date, as discussed above an investor does not become a Shareholder of the Fund and has no other rights (including, without limitation, any voting rights) under the Declaration of Trust until the Shareholder Date. Any amounts received in advance of the initial or subsequent purchases of Shares are placed in a non-interest-bearing account with State Street prior to their investment in the Fund, in accordance with Rule 15c2-4 under the Exchange Act.

Shares are being offered only to investors that meet all requirements to invest in the Fund. The Fund reserves the right, in its sole discretion, to reject in whole or in part, any subscription to purchase Shares in the Fund at any time and the Board may suspend or terminate the sale of Shares at any time.

Financial Intermediaries also may impose fees (subject to compliance with FINRA Rule 2830), terms and conditions on investor accounts and investments in the Fund that are in addition to the fees, terms and conditions set forth in this Prospectus. Such terms and conditions are not imposed by the Fund, the Distributor or any other service provider of the Fund. Any terms and conditions imposed by a Financial Intermediary, or operational limitations applicable to such parties, may affect or limit a Shareholder’s ability to subscribe for Shares, or otherwise transact business with the Fund. Investors should direct any questions regarding terms and conditions applicable to their accounts or relevant operational limitations to the Financial Intermediary.

REPURCHASE OF SHARES

No Right of Redemption

No Shareholder or other person holding Shares acquired from a Shareholder has the right to require the Fund to redeem the Shares.  No public market for Shares exists, and none is likely to develop in the future.  Consequently, Shareholders may not be able to liquidate their investment other than as a result of repurchases of Shares by the Fund, as described below.

Repurchases

The Fund may, from time to time, repurchase Shares from Shareholders in accordance with written tenders by Shareholders at those times, in those amounts, and on such terms and conditions as the Board may determine in its sole discretion. Each such tender offer may be limited and will generally apply to up to 20% of the net assets of the Fund at that time.  In this regard, even if the Fund makes a tender offer, there is no guarantee that Shareholders will be able to sell all of the Shares that they desire to sell in any particular tender offer. If a tender offer is oversubscribed by Shareholders, the Fund will, in its sole discretion, either (a) accept the additional Shares permitted to be accepted pursuant to Rule 13e-4(f)(1) under the Exchange Act; (b) extend the tender offer, if necessary, and increase the number of Shares that the Fund is offering to repurchase to a number it believes sufficient to accommodate the excess Shares tendered as well as any Shares tendered during the extended Offer; or (c) accept Shares tendered on or before the expiration date of the tender offer for payment on a pro rata basis based on the number of tendered Shares. Each tender offer will be made and shareholders will be notified in accordance with the requirements of the Exchange Act. The tender offer documents will contain information prescribed by such laws and the rules and regulations promulgated thereunder.

In determining whether the Fund should offer to repurchase shares from Shareholders, the Board will consider the recommendations of the Advisors as to the timing of such an offer, as well as a variety of operational, business and economic factors.  The Advisors currently expect that they will generally recommend to the Board that the Fund offer to repurchase Shares from Shareholders quarterly on the last Business Day of March, June, September and December.  However, the Fund is not required to conduct tender offers and may be less likely to conduct tenders

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during periods of exceptional market conditions or when Hedge Funds suspend redemptions. In the event that the Fund does not at least once, during any twenty-four consecutive month period beginning after January 1, 2013, offer to repurchase Shares tendered in accordance with such terms and conditions as the Board may determine in its sole discretion, the Board will be required to call a meeting of Shareholders for the purposes of considering whether to dissolve the Fund. The Fund requires that each tendering Shareholder tender a minimum of $25,000 worth of Shares, subject to the Board’s ability to permit a Shareholder to tender a lesser amount in its discretion.

A 5.0% early repurchase fee (“Repurchase Fee”) will be charged to any Shareholder that tenders its Shares to the Fund prior to the Business Day immediately preceding the one-year anniversary of the Shareholder’s purchase of the respective Shares. The Repurchase Fee applies separately to each purchase of Shares made by a Shareholder.  For example, if a Shareholder purchases Shares in January of year 1 and then purchases additional interests in December of year 1, such Shareholder would be subject to an early repurchase fee on the additional Shares purchased in December of year 1 until December of year 2.  The purpose of the Repurchase Fee is to reimburse the Fund for the costs incurred in liquidating securities in the Fund’s portfolio in order to honor the Shareholder’s repurchase request and to discourage short-term investments, which are generally disruptive to the Fund’s investment program.

In determining whether to accept the Advisors’ recommendation to repurchase Shares, the Board may consider the following factors, among others:

•	whether any Shareholders have requested to tender Shares to the Fund;

•	the liquidity of the Fund’s assets (including fees and costs associated with withdrawing from the Hedge Funds);

•	the investment plans and working capital and reserve requirements of the Fund;

•	the history of the Fund in repurchasing Shares;

•	the availability of information as to the value of the Fund’s interests in the Hedge Funds;

•	the conditions of the securities markets and the economy generally, as well as political, national or international developments or current affairs;

•	any anticipated tax or regulatory consequences to the Fund of any proposed repurchases of Shares; and

•	the recommendations of the Advisors.

The Fund will repurchase Shares from Shareholders pursuant to written tenders on terms and conditions that the Board determines, in its sole discretion, to be fair to the Fund and to all Shareholders of the Fund.  The value of a Shareholder’s Shares that are being repurchased will be equal to their NAV as of the Valuation Date (defined in the section “Calculation of Net Asset Value; Valuation”). When the Board determines that the Fund will repurchase Shares, notice will be provided to Shareholders that provides, among other things, (i) the terms of the offer, (ii) information Shareholders should consider in deciding whether to participate in the repurchase offer and (iii) information on how to participate in the repurchase offer.  Shareholders deciding whether to tender Shares during the period that a tender offer is open may obtain the estimated NAV of the Fund by calling the contact number provided in the Shareholder’s repurchase materials.

Repurchases will be effective as of the end of the Notice Date Period (described below) after receipt and acceptance by the Fund of all eligible written tenders of Shares from Shareholders. Marketable securities used to satisfy an in-kind distribution will be valued in accordance with the Valuation Procedures and will be distributed to all tendering Shareholders on a proportionate basis. If, however, payments are made in-kind to a tendering Shareholder, such Shareholder may incur tax liability and brokerage costs in converting such securities to cash. The Fund does not impose any charges in connection with repurchases of Shares (except for the Repurchase Fee described above).

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From the end of the Notice Date Period, Shareholders whose written tenders of Shares have been accepted by the Fund will continue to remain subject to the risk of fluctuations in the NAV of Shares until the Valuation Date. Additionally, Shareholders who receive in-kind payment in respect of their accepted tenders will, after the Valuation Date, remain subject to the risk of fluctuation of the value of such assets received in-kind and, to the extent such assets are Hedge Funds, to the fees and expenses of each such Hedge Fund.

In light of liquidity constraints associated with investments in Hedge Funds, and that the Fund may have to effect withdrawals from those Hedge Funds to pay for Shares being repurchased, the Fund expects to employ the following repurchase procedures:

•	If the Board elects to offer to repurchase Shares in the Fund, the Fund will send each Shareholders a tender offer that explains the terms and conditions of the repurchase. This tender offer will be sent to Shareholders at least 20 Business Days prior to the date on which the Shareholder must notify the Fund that the Shareholder has elected to tender Shares to the Fund.

•	A Shareholder choosing to tender Shares for repurchase must do so within the Notice Date Period, which generally will be between approximately 95 to 65 calendar days prior to the Valuation Date for the repurchase, which is generally expected to be the last Business Day of March, June, September or December. Shares or portions of them will be valued as of the Valuation Date. This means, for example, that the Notice Date Period for a tender offer having a December 31 Valuation Date would be between September 27 and October 27.

•	Promptly after the Notice Date Period, each Shareholder whose Shares (or a portion thereof) have been accepted for repurchase will be bound by the terms of a repurchase instrument (“Repurchase Instrument”), entitling the Shareholder to be paid an amount equal to the value, determined as of the Valuation Date, of the repurchased Shares. The determination of the value of Shares as of the Valuation Date is subject to adjustments based upon the results of the next annual audit of the Fund’s financial statements.

•	A Shareholder who becomes bound by the terms of a Repurchase Instrument (“Payee”) shall retain all rights, with respect to tendered Shares, to inspect the books and records of the Fund and to receive financial and other reports relating to the Fund until the payment date. Except as otherwise provided in the Repurchase Instrument, such Payee shall not be a Shareholder of the Fund and shall have no other rights (including, without limitation, any voting rights) under the Declaration of Trust. For purposes of calculating the value of the repurchased Shares, the amount payable to the Payee will take into account and include all Fund gains, losses and expenses until the Valuation Date for the repurchase. If the Fund is liquidated or dissolved prior to the original Valuation Date for the repurchase, the Valuation Date for the repurchase shall become the date on which the Fund is liquidated or dissolved and the value of the repurchased Shares will be calculated in accordance with the foregoing sentence. Once bound by the terms of a Repurchase Instrument, an investor will no longer be a Shareholder and will not have the rights of a Shareholder with respect to the tendered Shares, including, without limitation, voting rights.

•	The Repurchase Instrument, which will be un-certificated, non-interest bearing, non-transferable and non-negotiable, is expected to contain terms for payment at two separate times.

•	The initial payment in respect of the Repurchase Instrument (“Initial Payment”) is generally expected to consist of approximately 90% of the amount required to be paid under such Repurchase Instrument. The Initial Payment will be made as of the later of (i) any Business Day that is within 45 days after the Valuation Date for the repurchase, or (ii) if the Fund has requested withdrawals of its capital from any Hedge Funds in order to fund the repurchase of Shares, within ten Business Days after the Fund has received at least 90% of the aggregate amount withdrawn from the Hedge Funds. The Board, in its sole discretion, may hold back any amount due in respect of the Repurchase Instrument and make payments in respect of the Repurchase Instrument in any number of installments.

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•	The second and final payment in respect of the Repurchase Instrument (“Post-Audit Payment”) is expected to be the difference, if any, of (i) the value of repurchased Shares, determined as of the Valuation Date and based upon the results of the annual audit of the Fund’s financial statements for which the year in which the Valuation Date occurs, and (ii) the Initial Payment. It is anticipated that the annual audit of the Fund’s financial statements will be completed within 60 days after the end of each fiscal year of the Fund and that the Post Audit Payment will be made promptly after completion of the audit. No interest will be paid on any amounts owed under the Repurchase Instrument.

•	Amounts due pursuant to the Repurchase Instrument may be prepaid, without premium, penalty or notice, at any time on or after the Valuation Date for the repurchase.

•	Although the amounts required to be paid by the Fund under the Repurchase Instrument will generally be paid in cash, the Fund may under certain limited circumstances pay all or a portion of the amounts due by an in-kind distribution of securities. The Fund intends to make an in-kind payment only under the limited circumstance where the Fund receives an in-kind distribution from Hedge Funds of transferable securities that the Fund cannot liquidate itself prior to making the distribution.

If modification of the Fund’s repurchase procedures as described above is deemed necessary to comply with regulatory requirements or otherwise advisable, the Board will to the extent practicable adopt revised procedures reasonably designed to provide Shareholders substantially the same liquidity for Shares as would be available under the procedures described above.

In the event that the Advisors or any of their affiliates holds Shares in the capacity of a Shareholder, Shares may be tendered for repurchase in connection with any tender offer made by the Fund.

A Shareholder tendering only a portion of its Shares for repurchase will be required to continue to hold Shares with a value of at least $25,000 (or any lower amount equal to the Shareholder’s initial subscription amount) after giving effect to the repurchase, subject to the Board’s ability to permit a Shareholder to continue to hold Shares in a lesser amount in its discretion. If a Shareholder tenders an amount that would cause the value of its Shares in the Fund to fall below the required minimum, the Fund reserves the right to reduce the amount to be repurchased from the Shareholder so the value of the Shareholder’s Shares is above the minimum or to repurchase all of the Shareholder’s Shares.

Payment for repurchased Shares may require the Fund to liquidate portfolio holdings earlier than Private Advisors would otherwise have caused these holdings to be liquidated, potentially resulting in losses, and may increase the Fund’s investment-related expenses as a result of higher portfolio turnover rates. Liquidation of portfolio holdings to fund repurchases of Shares also may result in the Fund incurring redemption, withdrawal or similar fees charged by one or more Hedge Funds, which will affect the performance of the Fund. Such liquidation may also cause the Fund to sell its more liquid investments, which may reduce the ability of the Fund to conduct future tender offers and increase the illiquidity of the Fund’s portfolio.

The Declaration of Trust grants the Board the authority to repurchase Shares, or any portion of them, of a Shareholder or any person acquiring Shares from or through a Shareholder, without consent or other action by the Shareholder or other person, if the Board in its sole discretion determines that:

•	the Shares had been transferred or vested in any person in violation of the Declaration of Trust;

•	ownership of the Shares by a Shareholder or other person is likely to cause the Fund to be in violation of, or subject the Fund to new or additional registration or regulation under the securities, commodities or other laws of the U.S. or any other relevant jurisdiction;

•	continued ownership of Shares by a Shareholder may be harmful or injurious to the business or reputation of the Fund, or may subject the Fund or any Shareholder to an undue risk of adverse tax or other fiscal or regulatory consequences;

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•	any of the representations and warranties made by a Shareholder or other person in connection with the acquisition of Shares was not true when made or has ceased to be true;

•	ownership of Shares by the Shareholder would cause the Fund to be subject to additional regulatory or compliance requirements imposed by laws other than the Securities Act, the Exchange Act or the 1940 Act; or

•	if such repurchase would be in the best interest of the Fund, including without limitation in connection with the liquidation or termination of the Fund.

In the event that the Board determines that the Fund should, without the additional consent of the Shareholder, repurchase the Shares of such Shareholder, or any person acquiring Shares from or through the Shareholder, such repurchases will be subject to the following repurchase procedures unless otherwise determined by the Board from time to time:

•	Shares (or a portion thereof) will be valued in accordance with the Fund’s valuation and liquidity procedures as of the “Compulsory Repurchase Valuation Date” (which date, unless otherwise determined by the Board, shall be the last Business Day of the quarter in which the Fund intends to repurchase the Shares).

•	Promptly after the Board determines that the Fund should repurchase the Shares of a Shareholder, or any person acquiring Shares from or through a Shareholder, pursuant to the authority granted in the Declaration of Trust, the Fund will give to such person whose Shares (or a portion thereof) have been called for repurchase (a “Compulsorily Repurchased Shareholder”) notice of the Fund’s intent to repurchase the Shares and the expected Compulsory Repurchase Valuation Date for such Shares.

•	Promptly after the Compulsorily Repurchased Shareholders have been given notice of the Fund’s intent to repurchase Shares, each Compulsorily Repurchased Shareholder will be bound by the terms of a repurchase instrument (“Compulsory Repurchase Instrument”), as set forth in the Declaration of Trust, entitling the Compulsorily Repurchased Shareholder to be paid an amount equal to the value, determined as of the Compulsory Repurchase Valuation Date, of the repurchased Shares. The determination of the value of Shares as of the Valuation Date is subject to adjustments based upon the results of the next annual audit of the Fund’s financial statements.

•	A Shareholder who becomes bound by the terms of a Compulsory Repurchase Instrument (“Compulsory Repurchase Instrument Payee”) shall retain all rights, with respect to compulsorily repurchased Shares, to inspect the books and records of the Fund and to receive financial and other reports relating to the Fund until the payment date. Except as otherwise provided in the Compulsory Repurchase Instrument, such Compulsory Repurchase Instrument Payee shall not be a Shareholder of the Fund and shall have no other rights (including, without limitation, any voting rights) under the Declaration of Trust. For purposes of calculating the value of the repurchased Shares, the amount payable to the Compulsory Repurchase Instrument Payee will take into account and include all Fund gains, losses and expenses until the Compulsory Repurchase Valuation Date. If the Fund is liquidated or dissolved prior to the original Compulsory Repurchase Valuation Date, the Compulsory Repurchase Valuation Date shall become the date on which the Fund is liquidated or dissolved and the value of the repurchased Shares will be calculated in accordance with the foregoing sentence.

•	The Compulsory Repurchase Instrument will be un-certificated, non-negotiable, non-interest bearing and nontransferable.

•	The initial payment in respect of the Compulsory Repurchase Instrument (“Compulsory Initial Payment”) will be made as of the later of (i) any Business Day that is within 45 days after the Compulsory Repurchase Valuation Date, or (ii) if the Master Fund has requested withdrawal of its capital from one or more Hedge Funds in order to fund the repurchase of Shares, within ten Business Days after the Master Fund has received at least 90% of the aggregate amount withdrawn from such

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Hedge Funds. The Board, in its sole discretion, may hold back any amount due in respect of the Compulsory Repurchase Instrument and make payments in respect of the Compulsory Repurchase Instrument in any number of installments as it may determine in their sole discretion.

•	The second and final payment in respect of the Compulsory Repurchase Instrument (“Compulsory Post-Audit Payment”) is expected to be the difference, if any, of (i) the value of repurchased Shares, determined as of the Compulsory Repurchase Valuation Date and based upon the results of the annual audit of the Fund's financial statements for which the year in which the Compulsory Repurchase Valuation Date occurs, and (ii) the Compulsory Initial Payment. The Compulsory Post Audit Payment will be made promptly after completion of the annual audit of the Fund’s financial statements. No interest will be paid on any amounts owed under the Compulsory Repurchase Instrument. Amounts due pursuant to the Compulsory Repurchase Instrument may be prepaid, without premium, penalty or notice, at any time on or after the Repurchase Valuation Date.

Transfer of Shares

A Shareholder may not directly or indirectly pledge, assign, sell, hypothecate, exchange, transfer or otherwise dispose of legal or beneficial ownership (including without limitation through any swap, structured note or any other derivative transaction) of all or any of its Shares, including, without limitation, any portion of a Share (such as a right to distributions), to any person (collectively a “Transfer” and each a “Transferee”), except for a Transfer that is effected solely by operation of law as the result of the death, divorce, bankruptcy, insolvency, adjudication of incompetence, dissolution, merger, reorganization or termination of such Shareholder or otherwise or a Transfer that is effected with the express written consent of the Board, which consent may be withheld in its sole and absolute discretion. Any permitted Transferee will be bound by the Declaration of Trust and the agreements and representations contained in the subscription agreement without any action on their part.

No assignee, purchaser or Transferee may be admitted as a substitute Shareholder, except with the written consent of the Board, which consent may be given or withheld in its sole and absolute discretion. Any Transferee who has obtained Shares by operation of law as described above must submit written documentation that adequately evidences such death, divorce, bankruptcy, insolvency, adjudication of incompetence, dissolution, merger, reorganization or termination of such Shareholder having taken place, and the determination as to the adequacy of such documentation may be made by the Board in its sole and absolute discretion. In this regard, the Board may refuse to admit a Transferee who has obtained such Shares by operation of law as described above as a substitute shareholder of the Fund and may effect a compulsory repurchase of such Shares in accordance with the terms of the Declaration of Trust.

Any Transfer made or purported to be made that is in violation of the Declaration of Trust shall be void and of no effect. To the extent any Shareholder, Transferee or successor Shareholder is purported to have transferred any economic interest in the Fund in violation of the Declaration of Trust, the Fund shall not recognize such action and the Board may terminate all or any part of the Shares of such Shareholder, Transferee or successor Shareholder at no value or such value as the Board determines in its sole and absolute discretion and the Shareholder, Transferee or successor Shareholder will forfeit all or such portion of its Shares in connection with such termination as determined by the Board in connection therewith.

With respect to a Repurchase Instrument or a Compulsory Repurchase Instrument, a Shareholder may not Transfer all or any portion of the Repurchase Instrument or the Compulsory Repurchase Instrument to any person, except for a Transfer that is effected solely by operation of law as the result of the death, divorce, bankruptcy, insolvency, adjudication of incompetence, dissolution, merger, reorganization or termination of such Shareholder or otherwise or a Transfer that is effected with the express written consent of the Board, which consent may be given or withheld in the Board’s sole and absolute discretion and any such permitted Transferee shall become automatically subject to and bound by the terms of the Repurchase Instrument or Compulsory Repurchase Instrument, as the case may be, without any action on their part.

The Board has delegated its decision making authority on Transfers, subject to all Transfers being in compliance with the 1940 Act, to officers of the Fund and the Advisors.  However, such delegation is subject to revocation by the Board at any time.

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ANNUAL DISTRIBUTIONS

The Fund intends to distribute all of its net investment income to Shareholders as of the last calendar day of each calendar year (“Annual Distribution”). Annual Distributions will be made to each Shareholder pro rata based on the number of Shares held by such Shareholder and will be net of Fund expenses. To maintain its qualification for taxation as a “regulated investment company” for U.S. federal income tax purposes, the Fund is required to distribute for each taxable year at least 90% of its investment company taxable income. All net realized capital gains, if any, will be distributed at least annually to Shareholders. Shares are issued and outstanding from the initial closing date (or other date on which Shares are issued by the Fund) to the date, if any, on which such Shares are repurchased by the Fund.

DIVIDEND REINVESTMENT PLAN

Pursuant to the dividend reinvestment plan established by the Fund (“DRIP”), each Shareholder whose Shares are registered in its own name will automatically be a participant under the DRIP and have all income dividends and/or capital gains distributions automatically reinvested in additional Shares unless such Shareholder specifically elects to receive all income, dividends and/or capital gain distributions in cash. A Shareholder is free to change this election at any time. If, however, a Shareholder requests to change its election within 45 days prior to a distribution, the request will be effective only with respect to distributions after the 45 day period. A Shareholder whose Shares are registered in the name of a nominee must contact the nominee regarding its status under the DRIP, including whether such nominee will participate on such Shareholder’s behalf. A Shareholder may elect to: (i) reinvest both dividends and capital gain distribution; (ii) receive dividends in cash and reinvest capital gain distributions; or (iii) receive both dividends and capital gain distribution in cash.

Investors investing through a Financial Intermediary may have certain limitations or restrictions on the effective date of any election to participate in or withdraw from the DRIP or their elections to participate in the DRIP. Please contact your Financial Intermediary for additional information regarding such limitations or restrictions.

Generally, for U.S. federal income tax purposes, Shareholders receiving Shares under the DRIP will be treated as having received a distribution equal to the amount payable to them in cash as a distribution had the Shareholder not participated in the DRIP. Shares will be issued pursuant to the DRIP at their NAV determined on the next Valuation Date following the ex-dividend date (the last date of a dividend period on which an investor can purchase Shares and still be entitled to receive the dividend). There is no sales load or other charge for reinvestment. A request must be received by the Fund before the record date to be effective for that dividend or capital gain distribution. The Fund may terminate the DRIP at any time. Any expenses of the DRIP will be borne by the Fund.

ERISA CONSIDERATIONS

Persons who are fiduciaries with respect to an employee benefit plan or other arrangement subject to the Employee Retirement Income Security Act of 1974, as amended (“ERISA Plan” and “ERISA,” respectively), and persons who are fiduciaries with respect to an IRA, Keogh Plan, or other plan that is subject to the prohibited transaction provisions of Section 4975 of the Code (together with ERISA Plans, “Plans”) should consider, among other things, the matters described below before determining whether to invest in the Fund. A Plan fiduciary considering an investment in the Fund should consult with its legal counsel concerning all the legal implications of investing in the Fund, especially the issues discussed in the following paragraphs.

ERISA imposes certain general and specific responsibilities on persons who are fiduciaries with respect to an ERISA Plan, including prudence, diversification, an obligation not to engage in a prohibited transaction and other standards. In determining whether a particular investment is appropriate for an ERISA Plan, Department of Labor (“DOL”) regulations provide that a fiduciary of an ERISA Plan must give appropriate consideration to, among other things, whether the investment is permitted under the ERISA Plan’s governing instruments, the role that the investment plays in the ERISA Plan’s portfolio, taking into consideration whether the investment is designed reasonably to further the ERISA Plan’s purposes, which would include an examination of the risk and return factors, the Fund’s composition with regard to diversification, the liquidity and current return of the total portfolio relative to the anticipated cash flow needs of the ERISA Plan, the income tax consequences of the investment (see “Certain

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Tax Considerations”) and the projected return of the total portfolio relative to the ERISA Plan’s funding objectives and other factors. Before investing the assets of an ERISA Plan in the Fund, a fiduciary should determine whether such an investment is consistent with its fiduciary responsibilities and the foregoing regulations. If a fiduciary with respect to any such ERISA Plan breaches its or his responsibilities with regard to selecting an investment or an investment course of action for such ERISA Plan, the fiduciary itself or himself may be held liable for losses incurred by the ERISA Plan as a result of such breach.

Because the Fund is registered as an investment company under the 1940 Act, the underlying assets of the Fund should not be considered to be “plan assets” of the Plans investing in the Fund for purposes of the fiduciary responsibility and prohibited transaction rules under ERISA or the Code. Thus, none of the Advisors should be deemed to be fiduciaries within the meaning of ERISA or the Code with respect to the assets of any Plan that becomes a Shareholder in the Fund, solely by reason of the Plan’s investment in the Fund.

Certain prospective investors may currently maintain relationships with one or more of the Advisors (or with other entities that are affiliated with the Advisors) or one or more of the Portfolio Managers of Hedge Funds in which the Fund invests. ERISA and the relevant provisions of the Code prohibit a Plan fiduciary from using its position to cause a Plan to make an investment if as the result of such investment, the fiduciary, its affiliates, or any entity in which the fiduciary has an interest that may affect its best judgment as a fiduciary (such as one or more of the Advisors or the Portfolio Managers) would receive an additional fee (either from the Plan or a third party). For example, if a fiduciary that is an affiliate of or is related to the Advisors were to cause a Plan to invest in the Fund and, as a result of that investment, the management fee payable to such Advisors were to increase, such an investment may be characterized as a prohibited transaction. Accordingly, such fiduciary should not cause such an investment unless it determines that such investment would not give rise to a prohibited transaction or an exemption from the penalties applicable to such a prohibited transaction is available.

In this regard, the DOL has held that investments made under similar circumstances would not be characterized as prohibited transactions if the fiduciary were to take steps necessary to avoid the payment of an additional fee or other consideration. For example, if the investing fiduciary were to offset the fee payable by the Fund against the fee payable to the investing fiduciary by the Plan, such an investment may not be characterized as a prohibited transaction.

In addition, certain exemptions might be applicable to such an investment. For example, CPTE 79-13 and CPTE 2008-10 provide a exemption in cases involving the acquisition, ownership or sale of shares of a closed-end investment company, such as the Fund, by an employee benefit plan covering only employees of the investment adviser of such investment company, or employees of any affiliated person, provided that (i) the plan does not pay any investment management, investment advisory or similar to fee to such investment adviser or affiliated person; (ii) the plan does not pay a sales commission in connection with such acquisition or sale to any such investment company, investment adviser or affiliated person; and (iii) all other dealings between the plan and such investment company, the investment adviser or affiliated person are on a basis no less favorable to the plan than such dealings are with other shareholders of the investment company.  Plan investors should consult with legal counsel to determine if participation in the Fund is a transaction that would be prohibited by ERISA or the Code and, if so, whether an exemption from the prohibited transaction rules applies with respect to such purchase.

Each Plan fiduciary proposing to invest in the Fund will be deemed to have represented and warranted that (a) the investment in the Fund is permitted under ERISA, the Code, other applicable law and the Plan’s governing plan documents; and (b) the purchase and holding of the interest in the Fund will not result in a non-exempt prohibited transaction under Section 406 of ERISA or Section 4975 of the Code.

The provisions of ERISA and the Code are subject to extensive and continuing administrative and judicial interpretation and review. The discussion of ERISA and the Code contained herein is, of necessity, general and may be affected by future publication of regulations and rulings. Potential Plan investors should consult with their legal advisors regarding the consequences under ERISA and the Code of the acquisition and ownership of an investment in the Fund.

Employee benefit plans that are governmental plans (as defined in Section 3(32) of ERISA) are not subject to requirements of ERISA or the Code discussed above, but may be subject to substantively similar provisions of other

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applicable federal or state law or may be subject to other legal restrictions on their ability to invest in the Fund. Accordingly, any such governmental plans and the fiduciaries of such plans should consult with their legal counsel concerning all the legal implications of investing in the Fund and, to the extent such plans are subject to law similar to Title I of ERISA or Section 4975 of the Code, will also be deemed to represent and warrant as to the matters discussed above with respect to Plan fiduciaries.

THE FUND’S SALE OF SHARES TO PLANS IS IN NO RESPECT A REPRESENTATION OR WARRANTY BY THE FUND, THE ADVISORS OR ANY OF THEIR AFFILIATES, OR BY ANY OTHER PERSON ASSOCIATED WITH THE SALE OF THE INTERESTS, THAT SUCH INVESTMENT BY PLANS MEETS ALL RELEVANT LEGAL REQUIREMENTS APPLICABLE TO PLANS GENERALLY OR TO ANY PARTICULAR PLAN, OR THAT SUCH INVESTMENT IS OTHERWISE APPROPRIATE FOR PLANS GENERALLY OR FOR ANY PARTICULAR PLAN.

CERTAIN TAX CONSIDERATIONS

The following discussion is a general summary of certain U.S. federal income tax consequences to persons who purchase Shares pursuant to this offering.  The discussion is based upon the Code, Treasury Regulations, judicial authorities, published positions of the Internal Revenue Service (“IRS”) and other applicable authorities, all as in effect on the date hereof and all of which are subject to change or differing interpretations (possibly with retroactive effect). The discussion does not address all of the tax consequences that may be relevant to a particular investor or to investors subject to special treatment under U.S. federal income tax laws (including investors subject to the alternative minimum tax). This discussion is limited to investors who hold their Shares as capital assets (generally, for investment). No ruling has been or will be sought from the IRS regarding any matter discussed herein. No assurance can be given that the IRS would not assert, or that a court would not sustain, a position contrary to any of the tax aspects set forth below. Prospective investors should consult their own tax advisors as to the U.S. federal income tax consequences (including the alternative minimum tax consequences) of acquiring, holding and disposing of Shares, as well as the effects of state, local and non-U.S. tax laws.

A “U.S. holder” is a beneficial owner of Shares that is for U.S. federal income tax purposes:

•	a citizen or individual resident of the U.S.;

•	a corporation, or other entity treated as a corporation for U.S. federal income tax purposes, created or organized in or under the laws of the U.S. or any state thereof or the District of Columbia;

•	an estate, the income of which is subject to U.S. federal income taxation regardless of its source; or

•	a trust if (1) a U.S. court is able to exercise primary supervision over the administration of such trust and one or more U.S. persons have the authority to control all substantial decisions of the trust, or (2) it has a valid election in place to be treated as a U.S. person.

A “Non-U.S. holder” is a beneficial owner of Shares that is not a partnership and is not a U.S. holder.

If a partnership (including an entity treated as a partnership for U.S. federal income tax purposes) holds Shares, the tax treatment of a partner in the partnership will generally depend upon the status of the partner and the activities of the partnership. A partner in a partnership holding Shares should consult its tax advisors with respect to the purchase, ownership and disposition of our Shares.

Taxation as a RIC

The Fund has elected to be treated and intends to qualify each year as a regulated investment company under Subchapter M of the Code. As a RIC, the Fund generally will not have to pay Fund-level U.S. federal income taxes on any ordinary income or capital gains that the Fund distributes to holders of Shares as dividends for U.S. federal income tax purposes. To qualify as a RIC, the Fund must, among other things, meet certain source-of-income and asset diversification requirements (as described below).  In addition, to obtain RIC tax treatment, the Fund must distribute to holders of Shares, for each taxable year, at least 90% of the Fund’s “investment company taxable

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income” (determined without regard to the dividends paid deduction), which is generally the Fund’s ordinary income plus the excess of net short-term capital gains over net long-term capital losses (“Annual Distribution Requirement”).

If the Fund qualifies as a RIC and satisfies the Annual Distribution Requirement, then the Fund will not be subject to U.S. federal income tax on the portion of the Fund’s investment company taxable income and net capital gain (i.e., net long-term capital gains in excess of net short-term capital losses) the Fund distributes to holders of Shares with respect to that taxable year. The Fund will be subject to U.S. federal income tax at the regular corporate rates on any income or capital gain not distributed (or deemed distributed) to Shareholders.

The Fund will be subject to a 4% nondeductible federal excise tax on certain undistributed income of RICs unless the Fund distributes in a timely manner an amount at least equal to the sum of (1) 98% of the Fund’s ordinary income (taking into account certain deferrals and elections) for each calendar year, (2) 98.2% of the Fund’s capital gain net income for the one-year period ending October 31 in that calendar year, and (3) any income recognized, but not distributed, in preceding years (“Excise Tax Avoidance Requirement”). The Fund will not be subject to excise taxes on amounts on which the Fund is required to pay corporate income taxes (such as retained net capital gains).

In order to qualify as a RIC for U.S. federal income tax purposes, the Fund must, among other things:

•	be registered under the 1940 Act as a management company at all times during each taxable year;

•	derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, gains from the sale of stock or other securities or foreign currencies, or other income derived with respect to its business of investing in such stock or securities or foreign currencies, and net income derived from an interest in a “qualified publicly traded partnership” (as defined in the Code) (“90% Income Test”); and

•	diversify its holdings so that at the end of each quarter of the taxable year:

o	at least 50% of the value of the Fund’s assets consists of cash, cash equivalents, U.S. Government securities, securities of other RICs, and other securities if such other securities of any one issuer do not represent more than 5% of the value of the Fund’s assets or more than 10% of the outstanding voting securities of the issuer;

o	and no more than 25% of the value of the Fund’s assets is invested (1) in the securities, other than U.S. Government securities or securities of other RICs, of one issuer or of two or more issuers that are controlled, as determined under applicable tax rules, by the Fund and that are engaged in the same or similar or related trades or businesses, or (2) in securities of one or more qualified publicly traded partnerships (“Diversification Tests”).

The Fund may be required to recognize taxable income in circumstances in which the Fund does not receive cash. For example, if the Fund holds debt obligations that are treated under applicable tax rules as having original issue discount, the Fund must include in income each year a portion of the original issue discount that accrues over the life of the obligation, regardless of whether cash representing such income is received by the Fund in the same taxable year. In addition, as described below, the Fund may be deemed to receive taxable income with respect to its investments in “passive foreign investment companies” or “PFICs” without a corresponding receipt of cash. In these and other circumstances, the Fund may be required to make a distribution to Shareholders in order to satisfy the Annual Distribution Requirement, even though the Fund will not have received any corresponding cash amount.

The Fund may borrow funds and sell assets in order to satisfy the Annual Distribution Requirement. However, under the 1940 Act, the Fund is not permitted to make distributions to Shareholders while its debt obligations and other senior securities are outstanding unless certain “asset coverage” tests are met. See “Credit Facility.” Moreover, the Fund’s ability to dispose of assets to meet the Annual Distribution Requirements may be limited by (1) the illiquid nature of the Fund’s portfolio holdings and/or (2) other requirements relating to the Fund’s status as a RIC, including the Diversification Tests. If the Fund disposes of assets in order to meet the Annual Distribution

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Requirement or the Excise Tax Avoidance Requirement, the Fund may make such dispositions at times that, from an investment standpoint, are not advantageous.

If the Fund fails to satisfy the Annual Distribution Requirement or otherwise fails to qualify as a RIC in any taxable year (for example, because the Fund fails the 90% Income Test described above), the Fund will be subject to tax in that year on all of its taxable income at regular corporate rates, regardless of whether the Fund makes any distributions to holders of Shares, reducing the amount available to be distributed to Shareholders. The Fund would not be able to deduct distributions to Shareholders, nor would they be required to be made. Distributions would generally be taxable to individual and other non-corporate taxable Shareholders as ordinary dividend income eligible for the reduced maximum rate to the extent of the Fund’s current and accumulated earnings and profits, provided certain holding period and other requirements are met. Subject to certain limitations under the Code, corporate distributees would be eligible for the dividends-received deduction. Distributions in excess of the Fund’s current and accumulated earnings and profits would be treated first as a tax-free return of capital to the extent of the holder’s adjusted tax basis in the Shares (reducing that basis accordingly), and any remaining distributions would be treated as a capital gain. Moreover, if the Fund fails to qualify as a RIC in any year, to qualify again to be taxed as a RIC in a subsequent year, the Fund would be required to distribute to Shareholders its earnings and profits attributable to non-RIC years. In addition, if the Fund failed to qualify as a RIC for a period greater than two taxable years, then the Fund would be required to elect to recognize and pay tax on any net built-in gain (the excess of aggregate gain, including items of income, over aggregate loss that would have been realized if the Fund had been liquidated) or, alternatively, be subject to taxation on such built-in gain recognized for a period of ten years, in order to qualify as a RIC in a subsequent year.

Certain of the Fund’s investment practices may be subject to special and complex U.S. federal income tax provisions that may, among other things, (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (ii) convert lower taxed long-term capital gain and qualified dividend income into higher taxed short-term capital gain or ordinary income, (iii) convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited), (iv) cause the Fund to recognize income or gain without a corresponding receipt of cash, (v) adversely affect when taxable income must be recognized or the time as to when a purchase or sale of stock or securities is deemed to occur, (vi) adversely alter the characterization of certain complex financial transactions, and (vii) produce income that will not be qualifying income for purposes of the 90% Income Test.  The Fund intends to monitor its transactions and may make certain tax elections in order to mitigate the effect of these provisions.

The Fund anticipates that substantially all of the Hedge Funds in which it invests will be treated as PFICs for U.S. federal income tax purposes. In general, a PFIC is any foreign corporation if (i) 75% or more of its gross income for the taxable year consists of passive income, or (ii) 50% or more of its assets for the taxable year consist of assets that produce, or are held for the production of, passive income.

The Fund intends to elect to mark to market its PFIC shares and include in income any resulting gain or loss (a “Mark-to-Market Election”) for those PFICs in which it invests. If the Fund makes a Mark-to-Market Election with respect to a PFIC, the Fund will be deemed to have sold the shares of that PFIC as of the last day of the Fund’s taxable year as well as on October 31 of each calendar year. Accordingly, the Fund will generally (i) include in gross income the excess, if any, of the fair market value of its PFIC shares as of the end of the Fund’s taxable year over the adjusted tax basis of such PFIC shares, and (ii) deduct as a loss the excess, if any, of the adjusted tax basis of the PFIC shares over the fair market value of such PFIC shares as of the end of the Fund’s taxable year, but only to the extent of any net mark-to-market gains with respect to shares in the same PFIC included in the Fund’s gross income for prior taxable years (the “Previous Gains”). The Fund’s adjusted tax basis in the shares it owns in the PFIC will be increased to reflect any such recognized gain and decreased to reflect any such recognized losses. All of such gain or loss will be treated as ordinary income or ordinary loss (as the case may be) in the hands of the Fund. Moreover, any gain or loss from the Fund’s actual sale of PFIC shares with respect to which the Fund has made a Mark-to-Market Election will be treated as ordinary income or ordinary loss (to the extent of the Previous Gains) in the Fund’s hands. Thus, the Fund cannot generate long-term capital gains with respect to PFIC shares for which the Fund has made a Mark-to-Market Election. The Fund may use alternative elections with respect PFIC shares held if conditions warrant.

The Fund will recognize such mark-to-market income regardless of whether the PFIC has made any distributions to the Fund, and such income will constitute investment company taxable income subject to the Annual Distribution

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Requirement described above. The Fund may borrow funds or redeem a sufficient amount of its investments so that it has sufficient cash to maintain its qualification as a RIC and minimize U.S. federal income and excise taxes. No assurance, however, can be given in this regard.

As noted above, any losses the Fund recognizes with respect to its investments in PFICs will generally be treated as ordinary losses, except to the extent any such losses exceed any net mark-to-market gains with respect to shares in the same PFIC included in the Fund’s gross income for prior taxable years. Although a RIC is permitted to carry forward a net capital loss, a RIC is not permitted to carry forward a net operating loss. Accordingly, to the extent any mark-to-market PFIC losses, including losses from the Fund’s actual sales of PFIC shares, create or increase a net operating loss of the Fund for a given taxable year, the Fund will not realize any tax benefit from such PFIC losses because the Fund will not be allowed to carry forward such PFIC losses to offset taxable income in future taxable years. In addition, the Fund will be required to reduce its adjusted tax basis in its PFIC shares by the amount of deductible mark-to-market PFIC losses even if the Fund realizes no tax benefit from such mark-to-market PFIC losses, which would be the case if such mark-to-market PFIC losses create or increase a net operating loss of the Fund. In this situation, the Fund’s future gross income will be increased (or its future loss will be decreased) by reason of any reduction of the Fund’s adjusted tax basis in its PFIC shares for such unusable mark-to-market PFIC losses. Thus, unusable mark-to-market PFIC losses and unusable losses from the Fund’s actual sales of PFIC shares produce the adverse tax result of double taxation to the Fund and thus holders of its Shares.

Dividends or other income (including, in some cases, capital gains) received by the Fund from investments in foreign securities may be subject to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes in some cases. If more than 50% of the Fund’s total assets at the close of its taxable year consist of stock or securities of foreign corporations, the Fund may elect for U.S. federal income tax purposes to treat foreign income taxes paid by it as paid by Shareholders. The Fund may qualify for and make this election in some, but not necessarily all, of its taxable years. If the Fund were to make such an election, Shareholders would be required to take into account an amount equal to their pro rata portions of such foreign taxes in computing their taxable income and then treat an amount equal to those foreign taxes as a U.S. federal income tax deduction or as a foreign tax credit against their U.S. federal income tax liability. A taxpayer’s ability to use a foreign tax deduction or credit is subject to limitations under the Code. Shortly after any year for which it makes such an election, the Fund will report to Shareholders the amount per share of such foreign income tax that must be included in each Shareholder’s gross income and the amount that may be available for the deduction or credit.

The remainder of this discussion assumes that the Fund qualifies as a RIC and has satisfied the Annual Distribution Requirement.

Taxation of U.S. Holders

Distributions by the Fund (including distributions automatically reinvested in additional Shares) are taxable to U.S. holders as dividends to the extent of the Fund’s current or accumulated earnings and profits. In general, all dividends paid by the Fund will be taxed as ordinary income and will not be eligible for any of the reduced or favorable U.S. federal income tax rates applicable to capital gain dividends or “qualified dividend income,” as well as will not be eligible for the dividends received deduction for corporations. In addition, as a result of the limitation on the deduction of losses of the Fund under the Mark-to-Market election, the Fund may, in a particular tax year, be required to make ordinary income distributions in excess of the net economic income with respect to such taxable year.

Distributions in excess of the Fund’s earnings and profits first will reduce a U.S. holder’s adjusted tax basis in such holder’s Shares and, after the adjusted tax basis is reduced to zero, will constitute capital gains to such U.S. holder.

Because (i) generally all of the Hedge Funds in which the Fund invests will be treated as PFICs, and (ii) the Fund will recognize taxable income (or loss) on a mark-to-market (i.e., deemed sale) basis in respect of its PFIC shares, Shareholders will generally receive ordinary income distributions in respect of their Shares each year if and to the extent the Fund has any net appreciation in all of its PFIC shares at the end of a taxable year of the Fund regardless of whether the Fund has actually sold any of its PFIC shares. In addition, Shareholders may be subject to the adverse tax result of double taxation caused by unusable PFIC losses, as described in “Taxation as a RIC” above.

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For purposes of determining whether the Annual Distribution Requirement is satisfied for any year, the Fund may, under certain circumstances, elect to treat a dividend that is paid during the following taxable year as if it had been paid during the taxable year in question.  If the Fund makes such an election, the U.S. holders will still be treated as receiving the dividend in the taxable year in which the distribution is made. However, any dividend declared by the Fund in October, November or December of any calendar year, payable to holders of record on a specified date in such a month and actually paid during January of the following year, will be treated as if it had been paid by the Fund and received by its U.S. holders on December 31 of the calendar year in which the dividend was declared.

A U.S. holder generally will recognize taxable gain or loss if the holder sells or otherwise disposes of his, her or its Shares, including in a repurchase. The gain or loss will be measured by the difference between the amount realized on the disposition and the holder’s tax basis in his, her or its Shares. Any gain or loss arising from such sale or disposition generally will be treated as long-term capital gain or loss if the holder has held his, her or its Shares for more than one year. Otherwise, it would be classified as short-term capital gain or loss. However, all or a portion of any loss recognized upon a disposition of our Shares may be disallowed if other Shares are acquired within 30 days before or after the disposition, in which case the basis of the Shares acquired will be adjusted to reflect the disallowed loss.

Due to recent legislation, the Fund (or its administrative agent) is required to report to the IRS and furnish to shareholders the cost basis information for sale transactions of shares purchased on or after January 1, 2012. Shareholders may elect to have one of several cost basis methods applied to their account when calculating the cost basis of shares sold, including average cost, FIFO (“first-in, first-out”) or some other specific identification method. Unless you instruct otherwise, the Fund will use average cost as its default cost basis method, and will treat sales as first coming from shares purchased prior to January 1, 2012. The cost basis method a shareholder elects may not be changed with respect to a redemption of shares after the settlement date of the redemption. Shareholders should consult with their tax advisors to determine the best cost basis method for their tax situation. Shareholders that hold their shares through a financial intermediary should contact such financial intermediary with respect to reporting of cost basis and available elections for their accounts.

In general, individual and other non-corporate U.S. taxable holders currently are subject to a reduced maximum federal income tax rate on their net capital gain, i.e., the excess of net long-term capital gain over net short-term capital loss for a taxable year, including any long-term capital gain derived from an investment in Shares. Corporate U.S. holders currently are subject to federal income tax on net capital gain at the rates applied to ordinary income.  There are a number of statutory limitations on the deductibility of capital losses.

An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from a Fund and net gains from redemptions or other taxable dispositions of Fund shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds certain threshold amounts.

The Fund will send to each of its U.S. holders, as promptly as possible after the end of each tax year, a notice detailing, on a per Share and per distribution basis, the amounts includible in such U.S. holder’s taxable income for such year as ordinary income and as long-term capital gain. In addition, the federal tax status of each year’s distributions generally will be reported to the IRS (including the amount of dividends, if any, eligible for the reduced maximum rate). Distributions may also be subject to additional state, local and foreign taxes depending on a U.S. holder’s particular situation.

The Fund may be required to withhold federal income tax (“backup withholding”) at a rate of 28% from all taxable distributions to any U.S. holder (1) who fails to furnish the Fund with a correct taxpayer identification number or a certificate that such holder is exempt from backup withholding, or (2) with respect to whom the IRS notifies the Fund that such holder has failed to report properly certain interest and dividend income to the IRS and to respond to notices to that effect.  An individual’s taxpayer identification number is his or her social security number. Any amount withheld under backup withholding is allowed as a credit against the U.S. holder’s federal income tax liability and may entitle such holder to a refund, provided that proper information is timely provided to the IRS.

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Taxation of Non-U.S. Holders

Whether an investment in Shares is appropriate for a Non-U.S. holder will depend upon that person’s particular circumstances. An investment in the Shares by a Non-U.S. holder may have adverse tax consequences.  Non-U.S. holders should consult their tax advisors before investing in Shares.

Distributions of the Fund’s “investment company taxable income” to Non-U.S. holders (including distributions automatically reinvested in additional Shares) will generally be subject to withholding of federal tax at a 30% rate (or lower rate provided by an applicable treaty) to the extent of the Fund’s current and accumulated earnings and profits, unless the distributions are effectively connected with a U.S. trade or business of the Non-U.S. holder, and, if an income tax treaty applies, attributable to a permanent establishment in the U.S., in which case the distributions will be subject to federal income tax at the rates applicable to U.S. holders, and the Fund will not be required to withhold federal tax if the Non-U.S. holder complies with applicable certification and disclosure requirements. Special certification requirements apply to a Non-U.S. holder that is a foreign partnership or a foreign trust, and such entities are urged to consult their own tax advisors.  The Fund expects that its distributions generally will not be eligible for the exemption from U.S. federal withholding tax for distributions derived from “qualified net interest income” and “qualified short-term gains.”

Gains realized by a Non-U.S. holder upon the sale of Shares will generally not be subject to U.S. federal withholding tax or U.S. federal income tax unless the gains are effectively connected with a U.S. trade or business of the Non-U.S. holder and, if an income tax treaty applies, are attributable to a permanent establishment maintained by the Non-U.S. holder in the U.S.

Effective January 1, 2015, the Fund will be required to withhold U.S. tax (at a 30% rate) on payments of taxable dividends and (effective January 1, 2017) redemption proceeds and certain capital gains dividends made to certain non-U.S. entities that fail to comply (or be deemed compliant) with extensive new reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts. Shareholders may be requested to provide additional information to enable the Fund to determine whether withholding is required.

For a corporate Non-U.S. holder, distributions (both actual and deemed), and gains realized upon the sale of Shares that are effectively connected with a U.S. trade or business may, under certain circumstances, be subject to an additional “branch profits tax” at a 30% rate (or at a lower rate if provided for by an applicable tax treaty).  Accordingly, investment in the Shares may not be appropriate for certain Non-U.S. holders.

Non-U.S. holders may also be subject to U.S. estate tax with respect to their Fund shares.

A Non-U.S. holder may be subject to information reporting and backup withholding of federal income tax on dividends unless the Non-U.S. holder provides us or the dividend paying agent with a U.S. nonresident contributing tax certificate (e.g., IRS Form W-8BEN) or otherwise meets documentary evidence requirements for establishing that it is a Non-U.S. holder or otherwise establishes an exemption from backup withholding.

Non-U.S. persons should consult their own tax advisors with respect to the U.S. federal income tax and withholding tax, and state, local and foreign tax consequences of an investment in Shares.

CREDIT FACILITY

The Fund may enter into one or more credit agreements or other similar agreements negotiated on market terms (each, a “Borrowing Transaction”) with a bank or other financial institutions not affiliated with New York Life Investments, but which may or may not be affiliated with a Portfolio Manager, Hedge Fund and/or another service provider to the Fund, a Portfolio Manager, Hedge Fund or any of their respective affiliates (each, a “Financial Institution”) as chosen by the Advisors and approved by the Board. To facilitate such Borrowing Transactions, the Fund may pledge its assets to the Financial Institution. However, there is no guarantee that the Fund will enter into such Borrowing Transactions, or that the Fund will be able to secure a credit facility due to, among other things, market or economic conditions. The Fund may borrow under a credit facility for a number of reasons, including

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without limitation, to pay fees and expenses, to satisfy the Annual Distribution Requirement, and to satisfy repurchases of Shares in a timely manner to ensure liquidity for the investors.

Under the 1940 Act, the Fund is not permitted to borrow for any purposes if, immediately after such borrowing, the Fund would have an asset coverage ratio (as defined in the 1940 Act) of less than 300% with respect to indebtedness or less than 200% with respect to preferred stock. The 1940 Act also provides that the Fund may not declare distributions, or purchase its stock (including through tender offers) if, immediately after doing so, it will have an asset coverage ratio of less than 300% or 200%, as applicable. Under the 1940 Act, certain short-term borrowings (such as for the purpose of meeting redemption requests, for bridge financing of investments in Hedge Funds or for cash management purposes) are not considered the use of investment leverage if (i) repaid within 60 days, (ii) not extended or renewed, and (iii) which are not in excess of 5% of the total assets of the Fund. Borrowing requirements generally do not apply to Hedge Funds that are not registered under the 1940 Act.

While the Fund does not currently intend to borrow money to purchase Hedge Funds and for portfolio management purposes, Hedge Funds that the Fund invests in will engage in leverage. The use of leverage by the Fund or the Hedge Funds can substantially increase the adverse impact of investment risks to which the Fund’s investment portfolio may be subject. See “Risk Factors – Risks Related to the Types of Investments Utilized by the Hedge Funds – Leverage.”

REPORTS TO SHAREHOLDERS

The Fund will furnish Shareholders, as soon as practicable after the end of each taxable year, information on Form 1099 as is required by law to assist the Shareholders in preparing their tax returns. The Fund also prepares and transmits to Shareholders an audited annual report within 60 days after the close of the period for which the report is being made, or as otherwise required by the 1940 Act.

FUND ADVERTISING AND SALES MATERIAL

Advertisements and sales literature relating to the Fund and reports to Shareholders may include investment performance. In these materials, the Fund’s performance will normally be portrayed as the net return to an investor in the Fund during each month or quarter of the period for which investment performance is being shown. Cumulative performance and year-to-date performance computed by aggregating quarterly or monthly return data may also be used. Investment returns will be reported on a net basis, after all fees and expenses. Other methods may also be used to portray the Fund’s investment performance.

The Fund’s investment performance will vary from time to time, and past results are not necessarily representative of future results. Comparative performance information, as well as any published ratings, rankings and analyses, reports and articles discussing the Fund, may also be used to advertise or market the Fund, including data and materials prepared by recognized sources of such information. Such information may include comparisons of the Fund’s investment performance to the performance of recognized market indices and indices. Comparisons may also be made to economic and financial trends and data that may be relevant for investors to consider in determining whether to invest in the Fund.

PORTFOLIO HOLDINGS INFORMATION

Generally, a complete schedule of the Funds’ portfolio holdings will be made public on the MainStay Funds’ website at mainstayinvestments.com no earlier than 30 days after month-end.

FISCAL YEAR

For accounting purposes, the Fund’s fiscal year is the 12-month period ending on March 31.

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INQUIRIES

Inquiries concerning the Fund and the Shares (including procedures for purchasing and repurchasing Shares) should be directed to:

State Street Bank & Trust Co.

Attn: Transfer Agency JHT1651

200 Clarendon Street

Boston, MA 02116

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APPENDIX A

PERFORMANCE INFORMATION OF THE FUND AND PRIVATE ADVISORS’ OTHER FUNDS

The following tables set forth monthly performance information of Private Advisors Alternative Strategies Master Fund (“Fund”). This Appendix also provides additional information concerning the past performance of two other investment funds managed by Private Advisors, LLC (“Private Advisors”), the Fund’s subadvisor, that have substantially similar investment objectives and strategies as the Fund (“Private Advisors’ Other Funds”). Past performance results are cumulative unless specified, and exclude the effects of any sales loads.

PERFORMANCE OF THE FUND:

	FUND	HFRI Fund of Funds Diversified	S&P 500 Index
March 2014 YTD	1.58%	0.14%	1.81%
Total Return Since Inception	14.96%	11.36%	39.75%
Worst One Month	-1.34%	-1.31%	-6.01%
Max Drawdown	-2.01%	-1.59%	-6.01%
Standard Deviation	3.46%	3.14%	9.89%
Sharpe Ratio	2.10	1.77	1.88
Correlation Coefficient ( r )	-	0.869	0.680
Beta	-	0.96	0.241
Positive Months (%)	78.26%	69.57%	78.26%

	Jan	Feb	Mar	Apr	May	Jun	Jul	Aug	Sep	Oct	Nov	Dec	Year
2014	0.13%	2.25%	-0.79%										1.58%
2013	2.50%	0.76%	1.46%	0.04%	2.06%	-0.81%	0.98%	-0.80%	1.21%	0.94%	0.81%	0.94%	10.50%
2012	--	--	--	--	-1.34%	-0.68%	0.46%	0.68%	0.76%	0.13%	0.92%	1.48%	2.41%

PERFORMANCE OF PRIVATE ADVISORS’ OTHER FUNDS

Please note the following cautionary guidelines with respect to reviewing the past performance of Private Advisors’ Other Funds:

•	Past performance results of Private Advisors’ Other Funds have been calculated on a total return basis, are net of all expenses and management fees, including performance fees, as applicable, and reflect the reinvestment of dividends and earnings. Private Advisors’ Other Funds’ past performance results are calculated monthly. Annual and annualized past performance results have been calculated by geometrically linking monthly returns.
•	In the table below, past performance results from June 1, 2003 through December 31, 2006, reflect only the performance of a domestic U.S. investment fund managed by Private Advisors (“Domestic Fund”). Past performance results subsequent to December 31, 2006, reflect only the performance of an offshore investment fund managed by Private Advisors (“Offshore Fund”). The Offshore Fund commenced operations on January 1, 2007, and continues to be offered and managed by Private Advisors. Private Advisors had pursued the same investment objective, and employed a similar mix of investment strategies with respect to the Domestic Fund, and continues to do so with respect to the Offshore Fund.
•	Past performance results subsequent to December 31, 2006, reflect only the performance of the Offshore Fund due to the fact that the Offshore Fund invests in many of the same private investment funds or “hedge funds” (each, a “Hedge Fund” and collectively, “Hedge Funds”) as the Fund invests principally in, which are generally Hedge Funds organized outside the U.S. that are treated as corporations for U.S. tax purposes, and that will generally be treated as passive foreign investment companies.
•	The Domestic Fund invested principally in Hedge Funds organized within the U.S., and generally organized as limited partnerships. As of February 28, 2013, the Domestic Fund is no longer offered to investors, and as of March 31, 2013, commenced winding down its operations.
•	While it is anticipated that there will be significant overlap with respect to Hedge Funds investments by the Fund and the Offshore Fund, it should be specifically noted that investments in Hedge Funds will not be the same in all cases, and even in cases in which the Fund and the Offshore Fund invests in the same Hedge Funds, the relative weightings may differ.

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•	Past performance results are not the performance of the Fund or the Hedge Funds. The performance shown for the Private Advisors’ Other Funds is not an indication of how the Fund would have performed in the past or will perform in the future. The performance of the Private Advisors’ Other Funds in the future will be different from the Fund due to factors such as cash flows in and out of the Fund and the Hedge Funds, different fees, expenses, performance calculation methods and portfolio sizes and composition.
•	The Fund’s fees and expenses will be higher than those of the Private Advisors’ Other Funds. Accordingly, had the Private Advisors’ Other Funds’ performance records reflected the Fund’s fees and estimated expenses, the Private Advisors’ Other Funds’ returns shown in the table would have been lower.
•	There are certain differences between the investment policies of the Fund and the Private Advisors’ Other Funds. The Private Advisors’ Other Funds are not registered under the Investment Company Act of 1940, as amended (“1940 Act”), and, therefore, are not subject to certain investment restrictions, diversification requirements, and other regulatory requirements imposed by the 1940 Act and the Internal Revenue Code of 1986, as amended. If the Private Advisors’ Other Funds had been registered under the 1940 Act, their returns might have been lower. Although the Fund and the Private Advisors’ Other Funds have substantially similar investment objectives and strategies, the Fund will not necessarily make the same investments in private investment funds or “hedge funds” as the Private Advisors’ Other Funds, so that the investment performance of the Fund and the Private Advisors’ Other Funds will differ in the future. See “Conflicts of Interest” in the Prospectus.
•	The methodology used to calculate the past performance with respect to the Private Advisors' Other Funds and the Fund are similar.

THE PAST PERFORMANCE OF PRIVATE ADVISORS’ OTHER FUNDS DO NOT GUARANTEE FUTURE RESULTS.

COMPARATIVE PERFORMANCE STATISTICS: From strategy inception (June 2003) through March 2014

	Private Advisors’ Other Funds	HFRI Fund of Funds Diversified Index	S&P 500 Index
2014 YTD	1.21%	0.14%	1.81%
1 Year	6.64%	5.73%	21.86%
3 Year (Annualized)	5.68%	2.46%	14.66%
5 Year (Annualized)	8.75%	4.83%	21.16%
Since Inception (Annualized)	6.88%	3.83%	8.52%
Total Return Since Inception	105.52%	50.30%	142.54%
Worst One Month	-7.34%	-6.53%	-16.79%
Max Drawdown	-18.26%	-21.75%	-50.95%
Standard Deviation	5.24%	5.20%	14.31%
Sharpe Ratio	1.01	0.46	0.54
Correlation Coefficient ( r )	-	0.919*	0.657*
Beta	-	0.926**	0.241**
Positive Months (%)	72.31%	67.69%	67.69%

* Reflects the Private Advisors’ Other Funds’ Correlation Coefficient relative to the S&P 500 Index and the HFRI Fund of Funds Diversified Index, respectively.

** Reflects the Private Advisors’ Other Funds’ Beta relative to the S&P 500 Index and the HFRI Fund of Funds Diversified Index, respectively.

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NET MONTHLY RETURN: From strategy inception June 2003 through March 2014

	Jan	Feb	Mar	Apr	May	Jun	Jul	Aug	Sep	Oct	Nov	Dec	Year	S&P 500 Index
2014	-0.01%	2.35%	-1.10%										1.21%	1.81%
2013	2.26%	0.89%	1.67%	0.07%	2.30%	-0.58%	0.70%	-0.55%	0.91%	0.72%	0.88%	0.82%	10.52%	32.39%
2012	1.85%	1.97%	1.47%	0.06%	-1.09%	-0.80%	0.65%	0.71%	0.79%	0.02%	1.35%	1.15%	8.38%	16.00%
2011	0.30%	0.89%	-0.26%	1.22%	-0.03%	-0.59%	0.31%	-3.28%	-1.59%	2.07%	0.17%	-0.85%	-1.73%	2.11%
2010	0.64%	0.80%	2.30%	0.51%	-2.32%	-1.79%	0.91%	-0.17%	2.37%	1.83%	0.49%	1.33%	7.00%	15.06%
2009	1.26%	0.32%	-0.09%	1.00%	3.59%	1.20%	2.99%	2.49%	2.63%	0.24%	1.66%	2.07%	21.09%	26.46%
2008	-2.01%	0.60%	-3.08%	1.41%	1.94%	-1.32%	-2.39%	-0.93%	-7.34%	-3.00%	-1.98%	-1.19%	-17.95%	-37.00%
2007	1.68%	0.89%	1.91%	1.52%	3.12%	0.60%	-0.46%	-2.18%	0.86%	2.32%	-1.11%	0.74%	10.22%	5.49%
2006	1.78%	0.94%	1.44%	1.48%	-0.93%	-0.92%	0.22%	1.47%	0.70%	1.10%	2.11%	1.27%	11.14%	15.79%
2005	0.04%	1.88%	-0.09%	-1.03%	1.03%	1.83%	1.83%	1.21%	1.84%	-1.07%	1.09%	1.44%	10.40%	4.91%
2004	1.67%	1.91%	0.48%	-0.71%	-0.43%	0.99%	-0.37%	0.37%	1.34%	0.75%	2.54%	2.17%	11.18%	10.88%
2003	—	—	—	—	—	1.52%	1.25%	0.68%	0.53%	1.68%	0.92%	1.10%	7.93%	16.61%

•	Returns for 2014 are estimates, subject to change, and not yet audited.
•	2003 figure represents partial year performance beginning June 1, 2003.
•	S&P 500 Index: The Index is an unmanaged index of 500 common stocks that is generally considered representative of the U.S. stock market. The Index is heavily weighted towards stocks with large market capitalizations. The Index assumes reinvestment of dividends and capital gains at net asset values. You cannot invest directly in the Index.
•	HFRI Fund of Funds Diversified Index: The Index is a non-investable product of diversified fund of funds. The index is equal weighted (fund weighted) with an inception of January 1990.
•	Worst One Month: The worst one-month return during the investment period of June 2003 through March 2014.
•	Maximum Drawdown: The largest losing period or drawdown during the investment period of June 2003 through March 2014. Draw down is defined as the percent retrenchment from an equity peak to an equity valley. A drawdown is in effect from the time an equity retrenchment begins until a new equity high is reached. (i.e., In terms of time, a drawdown encompasses both the period from equity peak to equity valley (Length) and the time from the equity valley to a new equity high (Recovery).
•	Standard Deviation: Standard Deviation measures the degree of variation of returns around the mean (average) return. Generally, the higher the volatility of the investment returns, the higher the standard deviation will be. For this reason, standard deviation is often used as a measure of investment risk.
•	Sharpe Ratio: Sharpe ratio measures risk-adjusted return as a ratio of returns to risk. The Sharpe ratio (i) is used to express how much return is achieved for the amount of risk taken in an investment and (ii) may be used to compare hedge funds with similar return characteristics. The risk-free interest rate used to calculate the Sharpe Ratio is the average 90-day T-Bill rate since the inception of the strategy. The index used is the Citigroup 3-Month U.S. Treasury Bill Index which uses the monthly return equivalents of yield averages
•	Correlation Coefficient (r): Correlation measures the extent of linear association between the movement of two variables. The correlation coefficient varies from -1 to +1 (where -1 indicates perfect negative correlation and +1 indicates perfect positive correlation).
•	Beta: Beta measures the risk of a particular investment relative to any index or the market as a whole. It describes the sensitivity of the investment to broad market movements. For example, a beta of 0.5 versus a market index indicates the investment’s participation in about half of the market’s movements.
•	Positive Months (%): Percentage of positive monthly returns during the investment period of June 2003 through March 2014.

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APPENDIX B

FINANCIAL HIGHLIGHTS

The financial highlights table below is intended to help you understand the Fund’s financial performance for the period from May 1, 2012 (commencement of operations) to March 31, 2014. The information reflects financial results for an investor that has been in the Fund since inception. The information has been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report, along with the financial statements, are incorporated by reference into the Fund’s SAI. The financial statements are available upon request. The following represents per Share data, ratios to average net assets and other financial highlights information for Shareholders.

	Year ended March 31,	May 1, 2012 (commencement of operations) through March 31,
	2014	2013
Per Share operating performance:
Net asset value at beginning of year/period	$1,054.76	$1,000.00
Net investment income (loss) (a)	(16.35)	(13.87)
Net realized and unrealized gain (loss) on investments in Hedge Funds	90.05	86.21
Net increase (decrease) resulting from operations	73.70	72.34

Distributions paid
Net investment income	(87.25)	(17.58)
Net asset value at end of year/period	$1,041.21	$1,054.76
Total investment return (b)	7.12%	7.32	% (c)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss) (d)	(1.50%)	(1.50	%)††
Net expenses (d)	1.50%	1.50	% ††
Expenses (before waiver/reimbursement) (d)	2.12%	2.84	% ††
Portfolio turnover rate (e)	10%	0	% (f)
Net assets at end of year/period (in 000’s)	$61,605	$44,987

††  Annualized.

(a)	Per share data based on average shares outstanding during the year/period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.
(d)	Ratios of expenses and net investment income (loss) do not include the impact of expenses and incentive allocations or incentive fees related to the Underlying Hedge Funds.
(e)	The portfolio turnover rate reflects the investment activities of the Master Fund.
(f)	Portfolio turnover was calculated at 0.00% as no securities were sold during the year from May 1, 2012 (commencement of operations) through March 31, 2013.

The above ratios and total return have been calculated for the Shareholders taken as a whole. An individual Shareholder’s ratios and total return may vary from these due to the timing of capital share transactions.

PRIVATE ADVISORS ALTERNATIVE STRATEGIES MASTER FUND

STATEMENT OF ADDITIONAL INFORMATION

This Statement of Additional Information (“SAI”) is not a Prospectus. This SAI relates to and should be read in conjunction with the Prospectus of Private Advisors Alternative Strategies Master Fund (“Fund”) dated July 25, 2014. A copy of the Prospectus may be obtained by contacting the Fund at 888-207-6176.

The Fund is organized as a Delaware statutory trust that is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as a non-diversified, closed-end management investment, company. The Fund is a “master” fund within what is known in the investment company industry as a “master-feeder” structure. Within this structure another non-diversified, closed-end management investment company, Private Advisors Alternative Strategies Fund (“Feeder Fund”), invests all or substantially all its investable assets in the Fund. In addition, the Fund is generally offered to other institutional investors.

New York Life Investment Management LLC (“New York Life Investments”) serves as the Fund’s investment manager. New York Life Investments has in turn delegated its portfolio management responsibilities to Private Advisors, LLC, an affiliate of New York Life Investments (“Private Advisors,” and, together with New York Life Investments, “Advisors”).

NYLIFE Distributors LLC acts as the distributor of the Fund’s shares of beneficial interest (“Shares”). Although Shares are registered under the Securities Act of 1933, as amended (“Securities Act”), generally investments in the Fund may be made only by investors that satisfy the definitions of “accredited investor” as defined in Regulation D under the Securities Act (“Eligible Investors”).  Eligible Investors who subscribe for Shares and are admitted to the Fund will become shareholders (“Shareholders”) of the Fund. Shares are not listed on a public exchange. Shares are subject to substantial restrictions on transferability, and resale and may not be transferred or resold except as permitted under the Fund’s Agreement and Declaration of Trust (“Declaration of Trust”).

The date of this SAI is July 25, 2014.

ADDITIONAL INVESTMENT POLICIES AND RESTRICTIONS

The investment objective of the Fund is to seek long-term capital appreciation above equity returns over a full market cycle with volatility that is lower than that of the equity market and returns that demonstrate a low correlation to both traditional equity and fixed income markets. For purposes of determining equity returns, the Fund utilizes the S&P 500 Index as a reference index. The Fund seeks to achieve its investment objective by investing principally in private investment funds or “hedge funds” managed by third-party portfolio managers (each a “Portfolio Manager” and collectively, “Portfolio Managers”) who employ diverse styles and strategies (each a “Hedge Fund” and collectively, “Hedge Funds”).

The investment objective and investment program of the Fund, as well as the principal risks associated with the Fund’s investment strategies, are set forth in the Prospectus. Certain additional investment information is provided below. The Hedge Funds in which Fund invests are not subject to the Fund’s investment policies and may have different or contrary investment policies. Except as otherwise stated in the Prospectus, this SAI of the Fund, or the Declaration of Trust, the investment program, strategies, policies and restrictions of the Fund are not fundamental and may be changed by the Fund’s Board of Trustees (“Board” and each such trustee, a “Trustee” and, collectively, “Trustees”) without Shareholder approval.

Fundamental Investment Policies

Except as noted below, the following fundamental investment policies cannot be changed without approval by holders of a majority of the outstanding voting securities of the Fund, as defined in the 1940 Act. Under the 1940 Act a “majority of the outstanding voting securities” means the vote of: (i) 67% or more of the Fund’s shares present at a meeting, if the holders of more than 50% of the Fund’s shares are present or represented by proxy, or (ii) more than 50% of the Fund’s shares, whichever is less.

In applying the investment restrictions and other policies described in the Prospectus, the Fund will not (except as noted below) “look through” to the investments and trading activity of the Hedge Funds, which may not be managed in accordance with the Fund’s investment policies or restrictions. In addition, the following restrictions and limitations will apply only at the time of purchase, and the percentage limitations will not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of an acquisition, unless otherwise indicated. The Fund’s investment objective is non-fundamental and may be changed without Shareholder approval.

The Fund, as a fundamental policy, may not:

1.	Purchase or sell real estate or commodities except as permitted by (i) the 1940 Act and the rules and regulations thereunder, or other successor law governing the regulation of registered investment companies, or interpretations or modifications thereof by the SEC, SEC staff or other authority of competent jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction.

2.	Borrow money except as permitted by (i) the 1940 Act and the rules and regulations thereunder, or other successor law governing the regulation of registered investment companies, or interpretations or modifications thereof by the SEC, SEC staff or other authority of competent jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction.

3.	Issue senior securities except as permitted by (i) the 1940 Act and the rules and regulations thereunder, or other successor law governing the regulation of registered investment companies, or interpretations or modifications thereof by the SEC, SEC staff or other authority of competent jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction.

4.	Underwrite the securities of other issuers except (a) to the extent that the Fund may be deemed to be an underwriter within the meaning of the Securities Act, in connection with the purchase and sale of portfolio securities; and (b) as permitted by (i) the 1940 Act and the rules and regulations thereunder, or other successor law governing the regulation of registered investment companies, or interpretations or

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modifications thereof by the SEC, SEC staff or other authority of competent jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction.

5.	Make loans except as permitted by (i) the 1940 Act and the rules and regulations thereunder, or other successor law governing the regulation of registered investment companies, or interpretations or modifications thereof by the SEC, SEC staff or other authority of competent jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction.

6.	Purchase the securities of any issuer if, as a result of such purchase, the Fund’s investments would be concentrated in any particular industry except as permitted by (i) the 1940 Act and the rules and regulations thereunder, or other successor law governing the regulation of registered investment companies, or interpretations or modifications thereof by the SEC, SEC staff or other authority of competent jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction.

BOARD OF TRUSTEES AND OFFICERS

Management

The Board oversees the actions of the Advisors and the Distributor and decides on general policies governing the operations of the Fund. Information pertaining to the Trustees and officers is set forth below. Each Trustee serves until his or her successor is elected and qualified or until his or her resignation, death or removal. The Retirement Policy provides that a Trustee shall tender his or her resignation by the end of the calendar year during which he or she reaches the age of 75. Officers serve a term of one year and are elected annually by the Trustees. The business address of each Trustee and officer listed below is 51 Madison Avenue, New York, New York 10010. A majority of the Trustees are not “interested persons” (as defined by the 1940 Act) of the Fund (“Independent Trustees”).

Interested Trustee

Name and Date Of Birth	Term of Office, Position Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex (2) Overseen by Trustee	Other Directorships Held by Trustee (3)

John Y. Kim 9/24/60(1)	Trustee (Since 2011)	Chief Investment Officer, New York Life Insurance Company (since 2011); President, Investments Group – New York Life Insurance Company (since 2012); Chairman of the Board of Managers and Chief Executive Officer, New York Life Investment Management LLC and New York Life Investment Management Holdings LLC (since 2008); Member of the Board, MacKay Shields LLC, Institutional Capital LLC, Madison Capital Funding LLC, and Cornerstone Capital Management Holdings LLC (fka Madison Square Investors LLC) (since 2008); Member of the Board of Managers, GoldPoint Partners (fka NYLCAP Manager LLC) (2008-2012); Member of the Board of Private Advisors, LLC.(since 2010); Member of the Board of MCF Capital Management LLC (since 2012); and President, Prudential Retirement, a business unit of Prudential Financial, Inc. (2002 to 2007)	82	Trustee since 2009, MainStay Funds Trust (38 funds); Trustee since 2008, MainStay VP Funds Trust (29 portfolios); Trustee since 2008, The MainStay Funds (12 funds); Trustee since 2011, Private Advisors Alternative Strategies Fund and MainStay DefinedTerm Municipal Opportunities Fund

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Independent Trustees

Name and Date Of Birth	Term of Office, Position Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex (2) Overseen by Trustee	Other Directorships Held by Trustee (3)

Susan B. Kerley 8/12/51	Trustee (Since 2011)	President, Strategic Management Advisors (since 1990)	82	Trustee since 1990, MainStay Funds Trust (38 funds); Trustee since 2007, MainStay VP Funds Trust (29 portfolios); Trustee since 2007, The MainStay Funds (12 funds); Trustee since 1991, Legg Mason Partners Funds, Inc., (53 portfolios); Trustee since 2011, Private Advisors Alternative Strategies Fund and MainStay DefinedTerm Municipal Opportunities Fund

Alan R. Latshaw 3/27/51	Trustee and Audit Committee Financial Expert (Since 2011)	Retired; Partner, Ernst & Young LLP (2002 to 2003); Partner, Arthur Andersen LLP (1989 to 2002); Consultant to the MainStay Funds Audit and Compliance Committee (2004 to 2006)	82	Trustee and Audit Committee Financial Expert since 2007, MainStay Funds Trust (38 funds); Trustee and Audit Committee Financial Expert since 2007, MainStay VP Funds Trust (29 portfolios); Trustee and Audit Committee Financial Expert since 2006, The MainStay Funds (12 funds); Trustee since 2005, State Farm Associates Funds Trusts (4 portfolios), State Farm Mutual Fund Trust (15 portfolios), State Farm Variable Product Trust (9 portfolios); Trustee since 2011, Private Advisors Alternative Strategies Fund and MainStay DefinedTerm Municipal Opportunities Fund

Peter Meenan 12/5/41	Chairman (Since 2013); Trustee (Since 2011)	Retired; Independent Consultant (2004-2013); President and Chief Executive Officer, Babson-United, Inc. (financial services firm) (2000 to 2004); Independent Consultant (1999 to 2000); Head of Global Funds, Citicorp (1995 to 1999)	82	Chairman since 2013 and Trustee since 2002, MainStay Funds Trust (38 funds); Chairman since 2013 and Trustee since 2007, MainStay VP Funds Trust (29 portfolios); Chairman since 2013 and Trustee since 2007, The MainStay Funds (12 funds); Chairman since 2013 and Trustee since 2001, Private Advisors Alternative Strategies Fund and MainStay DefinedTerm Municipal Opportunities Fund

Richard H. Nolan, Jr. 11/16/46	Trustee (Since 2011)	Managing Director, ICC Capital Management; President – Shields/Alliance, Alliance Capital Management (1994 to 2004)	82	Trustee since 2007, MainStay Funds Trust (38 funds); Trustee since 2006, MainStay VP Funds Trust (29 portfolios); Trustee since 2007, The MainStay Funds (12 funds); Trustee since 2011, Private Advisors Alternative Strategies Fund and MainStay DefinedTerm Municipal Opportunities Fund

Richard S. Trutanic 2/13/52	Trustee (Since 2011)	Chairman and Chief Executive Officer, Somerset & Company (financial advisory firm) (since 2004); Managing Director, The Carlyle Group (private investment firm) (2002 to 2004); Senior Managing Director, Partner and Trustee, Groupe Arnault S.A. (private investment firm) (1999 to 2002)	82	Trustee since 2007, MainStay Funds Trust (38 funds); Trustee since 2007, MainStay VP Funds Trust (29 portfolios); Trustee, The MainStay Funds since 1994 (12 funds); Trustee since 2011, Private Advisors Alternative Strategies Fund and MainStay DefinedTerm Municipal Opportunities Fund

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Name and Date Of Birth	Term of Office, Position Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex (2) Overseen by Trustee	Other Directorships Held by Trustee (3)

Roman L. Weil 5/22/40	Trustee and Audit Committee Financial Expert (Since 2011)	President, Roman L. Weil Associates, Inc. (consulting firm) (since 1981); V. Duane Roth Professor Emeritus of Accounting, Chicago Booth School of Business, University of Chicago (since 2008); Visiting Porfessor, Johns Hopkins University (2013); Visiting Professor, University of California – San Diego (since 2012); Visiting Professor, Southern Methodist University (2011); Visiting Professor, NYU Stern School of Business, New York University (2011)	82

Trustee and Audit Committee Financial Expert since 2007, MainStay Funds Trust (38 funds); Trustee and Audit Committee Financial Expert since 1994, MainStay VP Funds Trust (29 portfolios); Trustee and Audit Committee Financial Expert since 2007, The MainStay Funds (12 funds); Trustee and Audit Committee Financial Expert since 2011, Private Advisors Alternative Strategies Fund and MainStay DefinedTerm Municipal Opportunities Fund

John A. Weisser 10/22/41	Trustee (Since 2011)	Retired; Managing Director of Salomon Brothers, Inc. (1971 to 1995)	82	Trustee since 2007, MainStay Funds Trust (38 funds); Trustee since 1997, MainStay VP Funds Trust (29 portfolios); Trustee since 2007, The MainStay Funds (12 funds); Trustee since 2007, Direxion Funds (27 portfolios) and Direxion Insurance Trust (1 portfolio); Trustee since 2008, Direxion Shares ETF Trust (50 portfolios); Trustee since 2011, Private Advisors Alternative Strategies Fund and MainStay DefinedTerm Municipal Opportunities Fund

(1)	Trustee considered to be an “interested person” of the Fund within the meaning of the 1940 Act because of his affiliation with New York Life, New York Life Investments, and Private Advisors, as described in detail above in the column entitled “Principal Occupation(s) During Past Five Years.”
(2)	The fund complex consists of the Fund, Private Advisors Alternative Strategies Fund, MainStay DefinedTerm Municipal Opportunities Fund and series of MainStay Funds Trust, MainStay VP Funds Trust and The MainStay Funds (“MainStay Group of Funds”).
(3)	Terms of service for MainStay VP Funds Trust include services as a Director of MainStay VP Funds Trust’s predecessor, MainStay VP Series Fund, Inc., a Maryland corporation. Terms of service for MainStay Funds Trust include services as a Director/Trustee of certain predecessor entities to MainStay Funds Trust.

In addition to the information provided in the table above, the following is a brief discussion of the specific experience, qualifications, attributes, or skills that support the conclusion, as of the date of this SAI, that each person listed below is qualified to serve as a Trustee of the Fund in light of the Fund’s business and structure. The disclosure below regarding the Trustees is not intended to state or imply that any Trustee has any title, expertise or experience that would impose a higher degree of individual responsibility or obligation on such Trustee, either as compared to the other Trustees of the Fund or to Trustees of other mutual funds generally.

Ms. Kerley. Ms. Kerley has served as a Trustee of one or more of the registrants of the MainStay Group of Funds or a predecessor since 1990, including serving as Chairman of the Contracts Committee of each registrant since 2013. She previously served as Chairman of each registrant through 2012. Ms. Kerley also has served as a trustee of another large mutual fund complex since 1991. She has been President of Strategic Management Advisors LLC, an investment consulting firm, since 1990. Ms. Kerley has over 25 years of experience in the investment management industry. She is a member of the Board of Governors and the Executive Committee of the Investment Company

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Institute, the national association of U.S. investment companies (“ICI”), and the Chair of the Governing Council of the Independent Directors Council (“IDC”). She served as the Chair of the IDC Task Force on Derivatives in 2008.

Mr. Kim. Mr. Kim has been a Trustee of one or more of the registrants of the MainStay Group of Funds since 2008. As President and Chief Executive Officer of New York Life Investments, Mr. Kim is ultimately responsible for the management of the Fund’s day-to-day operations. In addition to his role with New York Life Investments, Mr. Kim also serves as an Executive Vice President and Chief Investment Officer of New York Life Insurance Company (“New York Life”) and is a member of New York Life’s Executive Management Committee. Mr. Kim has more than 15 years’ experience in the investment management field, including experience managing investments in essentially every type of security in which the Funds may invest. Mr. Kim is a Chartered Financial Analyst and holds Series 7 and 24 licenses with the Financial Industry Regulatory Authority (“FINRA”). Immediately prior to joining New York Life Investments, Mr. Kim was responsible for managing the retirement investment business of Prudential Financial, Inc. Mr. Kim also has previously served on the board of another mutual fund complex.

Mr. Latshaw. Mr. Latshaw has served as a Trustee and Audit Committee Financial Expert (“ACFE”) of one or more registrants in the MainStay Group of Funds or a predecessor since 2007. Prior to becoming a Trustee of The MainStay Funds, Mr. Latshaw served as a consultant to the Audit and Compliance Committee of its Board of Trustees from 2004 through 2006. Mr. Latshaw also has served as a trustee of another mutual fund complex since 2005. Mr. Latshaw has over 20 years of accounting experience, and has spent the majority of his career focusing on accounting and audit issues related to mutual funds. Mr. Latshaw was a member of the Investment Companies Committee (“ICC”) of the American Institute of Certified Public Accountants, and served as its chairman from 1997-2001. As part of his chairmanship of the ICC, Mr. Latshaw assisted with the development of accounting standards and practices applicable to mutual funds, many of which were the predecessors to generally accepted accounting principles codified by the Financial Accounting Standards Board (“FASB”) in 2009.

Mr. Meenan. Mr. Meenan has served as a Trustee of one or more of the registrants of the MainStay Group of Funds or a predecessor since 2002, including serving as the Chairman since 2013, and as Chairman of the Contracts Committee for all of the MainStay Funds from 2007 to 2012. He has over 40 years of experience in the mutual fund industry, including experience in senior legal and senior business capacities. Mr. Meenan has served as the general counsel of several major investment advisory firms and as a senior executive with responsibility for domestic and international mutual fund products and businesses at major financial institutions. Mr. Meenan previously has served as a member of the boards of several mutual fund families, including four years’ experience as a chairman. He served as the Chair of the IDC Task Force on Director Self-Evaluation.

Mr. Nolan. Mr. Nolan has served as a Trustee of one or more of the registrants of the MainStay Group of Funds or a predecessor since 2006. Mr. Nolan has more than 25 years of experience as a senior executive and investment manager of both equity and fixed income portfolios for institutional and individual clients, including the management of employee benefit and retirement assets. He also served as a director and later treasurer of the New York Institute of Podiatric Medicine, during which time he was responsible, among other duties, for the management of the Institute’s portfolio of investments.

Mr. Trutanic. Mr. Trutanic has served as a Trustee of one or more of the registrants of the MainStay Group of Funds or a predecessor since 1994, including serving as the Chairman of the Alternative and Closed-End Funds Oversight Committee since its inception in 2012, and previously serving as the Chairman of the Brokerage and Expense Committee of The MainStay Funds. Currently, Mr. Trutanic is the Chairman and Chief Executive Officer of Somerset & Company, a private investment and advisory firm focused primarily on private equity and alternative investments for institutional clients and high net worth families. He has over 25 years of investment management experience with several institutional investment firms, including the management of public and private equity investments, with a particular focus on international and alternative investments. Prior to his investment management experience, Mr. Trutanic was a lawyer in private practice focusing on securities law.

Mr. Weil. Mr. Weil has served as a Trustee of one or more of the registrants of the MainStay Group of Funds or a predecessor since 1994. He is currently a Visiting Professor at University of California – San Diego. He has served as the V. Duane Rath Professor Emeritus of Accounting at the Chicago Booth School of Business, a Program Fellow at Stanford Law School, and as a Visiting Professor at New York University Stern School of Business and Southern Methodist University. Mr. Weil has been a professor for over 45 years, and his scholarship has focused primarily in

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the areas of economics and accounting. Mr. Weil has been a Certified Public Accountant in Illinois since 1973 and was a Certified Management Accountant from 1974 until 2009. He has co-authored over a dozen textbooks, has co-edited four professional reference books, and has authored over 100 articles in academic and professional journals. He served on the SEC’s Advisory Committee on Replacement Cost Accounting, on two FASB task forces and the FASB’s Accounting Standards Advisory Council. He served on the Standing Advisory Group of the PCAOB. He co-founded and co-directs the Directors’ Consortium, a joint venture of the University of Chicago, Stanford Law School, Stanford Graduate School of Business, and The Tuck School at Dartmouth, which serves as an educational resource for directors. Mr. Weil served on the Education Committee of the IDC and also has served on its Governance Committee.

Mr. Weisser. Mr. Weisser has served as a Trustee of one or more of the registrants of the MainStay Group of Funds or a predecessor since 1997 and served as Lead Independent Director of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust, for approximately two years. Mr. Weisser spent the majority of his career at Salomon Brothers, Inc., serving as a Managing Director for more than 14 years. At Salomon Brothers, Mr. Weisser managed a team that specialized in various types of taxable fixed income securities.

Board Structure and Leadership

The Board oversees the business and affairs of the Fund, including oversight of key service providers to the Fund, including New York Life Investments and Private Advisors. The Board holds regularly scheduled in person meetings on a quarterly basis and other special in person and telephonic meetings on an as needed basis. There are eight Trustees, seven of whom are considered Independent Trustees in accordance with rules adopted by the SEC.

The Board has elected an Independent Trustee to serve as its Chairman. The Chairman is responsible for setting the agendas of all regular and special Board meetings, assists in identifying the information to be presented to the Board with respect to matters to be acted upon by the Board, and presides over all Board meetings. In between meetings, the Chairman is responsible for communicating with other Trustees, Fund officers, and personnel of New York Life Investments and other service providers as necessary to enable the Board to carry out its primary responsibility of overseeing the Fund and its operations.

As discussed further below, the Board has established various Committees through which the Trustees focus on matters relating to particular aspects of the Fund’s operations, such as valuation of portfolio holdings, investments, risk oversight and valuation, Fund fees and expenses and financial reporting.

The Trustees periodically review the effectiveness of the Committee structure and each Committee’s responsibilities and membership. The Trustees believe that the Board’s leadership and committee structure is appropriate in light of the nature and size of the Fund because, among other things, it fosters strong communication between the Board, its individual members, New York Life Investments and other service providers, allocates responsibilities among the Committees and permits Committee members to focus on particular areas involving the Fund. In addition, the Committees support and promote the Independent Trustees in their oversight of all aspects of the Fund’s operations and their independent review of proposals made by New York Life Investments.

Risk Oversight

While responsibility for day-to-day risk management relating to the Fund and its operations resides with New York Life Investments, Private Advisors or other service providers (subject to the supervision of the New York Life Investments), the Board actively performs a risk oversight function, both directly and through its Committees, as described below. The Board and its Committees exercise this function through regular and ad hoc Board and Committee meetings during which the Board and its Committees meet with representatives of the Advisors, and other key service providers. In addition, the Board has established a Risk and Compliance Oversight Committee that has the responsibility of coordinating the Board’s oversight of the implementation of the risk management and compliance programs of, and related to, the Portfolios. The Audit Committee also meets regularly with the Fund’s independent registered public accounting firm and Principal Financial and Accounting Officer to discuss internal controls and financial reporting matters, among other things. The Board and Committees regularly require senior management of New York Life Investments and senior officers of the Fund to report to the Board and the Committees on a variety of risk areas relating to the Fund, including, but not limited to, investment/portfolio risks

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(e.g., performance, compliance, counterparty, credit, liquidity and valuation risks) and operational/enterprise risks (e.g., financial, reputational, compliance, litigation, personnel and business continuity risks), as well as more general business risks. The Board reviews, on an ongoing basis, the Fund’s performance, operations and investment practices. The Board also conducts reviews of New York Life Investments in its role in managing the Fund’s operations. In addition, the Board has engaged counsel to the Independent Trustees and consults with such counsel both during and between meetings of the Board and the Committees.

The Board and the Risk and Compliance Oversight Committee also meet regularly with the Fund’s Chief Compliance Officer (“CCO”), who reports directly to the Board. The CCO has responsibility for testing the compliance procedures of the Fund and its service providers. The CCO regularly discusses issues related to compliance and provides a quarterly report to the Board regarding the Fund’s compliance program. In order to maintain a robust risk management and compliance program for the Fund, the Board and the Risk and Compliance Oversight Committee also regularly review and approve, as necessary, the Fund’s compliance policies and procedures and updates to these procedures, as well as review and approve the compliance policies and procedures of certain of the Fund’s service providers to the extent that those policies and procedures relate to the operations of the Fund. In addition to the meetings with various parties to oversee the risk management of the Fund, the Board and its Committees also receive regular written reports from these and other parties which assist the Board and the Committees in exercising their risk oversight function.

The Board also benefits from other risk management resources and functions within the New York Life Investments’ organization, such as New York Life Investments’ risk management personnel and the internal auditor of New York Life Investments’ parent company. For example, the Board and the Risk and Compliance Oversight Committee meet periodically with New York Life Investments’ risk management personnel, including the New York Life Investments’ Chief Risk Officer (“CRO”). The CRO is responsible for overseeing the measurement and monitoring of operational risks across the New York Life Investments’ enterprise. In addition, the Board benefits from the work of New York Life Investments’ Risk Management Committee, which is comprised of senior personnel of New York Life Investments and seeks to identify and address material risks within the New York Life Investments’ businesses across its multi-boutique structure. The Board recognizes that it is not possible to identify all of the risks that may affect the Fund or to develop processes and controls to mitigate or eliminate all risks and their possible effects, and that it may be necessary to bear certain risks (such as investment risks) to achieve the Fund’s investment objective. The Board may, at any time and in its discretion, change the manner in which it conducts risk oversight.

Officers (Who are not Trustees)*

Name and Date of Birth	Position with Fund	Term of Office and Year First Elected or Appointed	Principal Occupation(s) During Past Five Years**
Jack R. Benintende 5/12/64	Treasurer and Principal Financial and Accounting Officer	Indefinite term (Since 2011)	Assistant Treasurer, New York Life Investment Management Holdings LLC (since 2008); Managing Director, New York Life Investment Management LLC (since 2007); Treasurer and Principal Financial and Accounting Officer (since 2007), MainStay Funds Trust, MainStay VP Funds Trust, and The MainStay Funds; Treasurer and Principal Financial and Accounting Officer, Private Advisors Alternative Strategies Fund and MainStay DefinedTerm Municipal Opportunities Fund (since 2011)

Jeffrey A. Engelsman 9/28/67	Vice President and Chief Compliance Officer	Indefinite term (Since 2011)	Managing Director, Compliance (since 2009), Director and Associate General Counsel (2005 to 2008), New York Life Investment Management LLC; Assistant Secretary, NYLIFE Distributors LLC (2006 to 2008); Vice President and Chief Compliance Officer, MainStay VP Funds Trust, MainStay Funds Trust and The MainStay Funds (since 2009), Private Advisors Alternative Strategies Fund and MainStay DefinedTerm Municipal Opportunities Fund (since 2011); Assistant Secretary, The MainStay Funds, (2006 to 2008), MainStay VP Series Fund, Inc. (2005 to 2008)

Stephen P.	President	Indefinite term	Manager, President and Chief Operating Officer, NYLIFE Distributors

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Name and Date of Birth	Position with Fund	Term of Office and Year First Elected or Appointed	Principal Occupation(s) During Past Five Years**
Fisher 2/22/59		(Since 2011)	LLC (since 2008); Chairman of the Board, NYLIM Service Company LLC (since 2008); Senior Managing Director and Chief Marketing Officer, New York Life Investment Management LLC (since 2005); President, MainStay Funds Trust (since 2009), MainStay VP Funds Trust and The MainStay Funds (since 2007), Private Advisors Alternative Strategies Fund and MainStay DefinedTerm Municipal Opportunities Fund (since 2011)

J. Kevin Gao 10/13/67	Secretary and Chief Legal Officer	Indefinite term (Since 2011)	Managing Director and Associate General Counsel, New York Life Investment Management LLC (since 2010); Secretary and Chief Legal Officer, MainStay Funds Trust, MainStay VP Funds Trust and The MainStay Funds (since 2010), Private Advisors Alternative Strategies Fund and MainStay DefinedTerm Municipal Opportunities Fund (since 2011); Director and Counsel, Credit Suisse; Chief Legal Officer and Secretary, Credit Suisse Asset Management LLC and Credit Suisse Funds (2003-2010)

Scott T. Harrington 2/8/59	Vice President – Administration	Indefinite term (Since 2011)	Director, New York Life Investment Management LLC (including predecessor advisory organizations) (since 2000); Executive Vice President, New York Life Trust Company and New York Life Trust Company, FSB (since 2006); Vice President—Administration, MainStay VP Funds Trust and The MainStay Funds (since 2005), MainStay Funds Trust (since 2009), Private Advisors Alternative Strategies Fund and MainStay DefinedTerm Municipal Opportunities Fund (since 2011)

*	The Officers listed above are considered to be “interested persons” of the Fund within the meaning of the 1940 Act because of their affiliation with the Fund, New York Life, New York Life Investments, and Private Advisors, as described in detail in the column captioned “Principal Occupation(s) During Past Five Years.”
**	Terms of service for MainStay VP Funds Trust include services as an Officer of MainStay VP Funds Trust’s predecessor, MainStay VP Series Fund, Inc., a Maryland corporation. Terms of service for MainStay Funds Trust include services as an Officer of certain predecessor entities to MainStay Funds Trust.

Board Committees

The committees of the Board include the Alternative and Closed-End Funds Oversight Committee, Audit Committee, the Contracts Committee, the Investment Committee, the Nominating and Governance Committee, and the Risk and Compliance Oversight Committee. The Fund has also established a Valuation Committee and Valuation Sub-Committee, which may include members who are not Trustees.

Alternative and Closed-End Funds Oversight Committee. The purpose of the Alternative and Closed-End Funds Oversight Committee, which meets on an as needed basis, is to assist the Board and other Committees of the Board and of the Fund in overseeing any Funds that invest significantly in alternative investments or present unique or complex issues, as determined by the Board from time to time (“Alternative Funds”), and any closed-end funds in the MainStay Fund Complex (“Closed-End Funds”). As a general matter, the Committee has primary responsibility to assist the Board in overseeing, and to make recommendations to the Board regarding, the operations of the Alternative Fund and the Closed-End Funds that are specific to those Funds. The Committee also supports the other Committees of the Board and of the Fund with respect to their oversight of certain other aspects of the operations of the Alternative and Closed-End Funds, as assigned to the Committee by the Board from time to time. The members of the Alternative and Closed-End Funds Oversight Committee include Richard S. Trutanic (Chairman), Susan B. Kerley, Alan R. Latshaw, Peter Meenan, Richard H. Nolan, Jr., Roman L. Weil and John A. Weisser. The Alternative and Closed-End Funds Oversight Committee held 2 meetings during the fiscal year ended March 31, 2014.

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Audit Committee. The purposes of the Audit Committee, which meets at least twice annually, are to oversee the Fund’s processes for accounting, auditing, financial reporting, and related internal controls and compliance with applicable laws and regulations. The members of the Audit Committee include Alan R. Latshaw (Chairman), Roman L. Weil and John A. Weisser, Jr. The Audit Committee held 9 meetings during the fiscal year ended March 31, 2014.

Contracts Committee. The purposes of the Contracts Committee, which meets on an as needed basis, are to assist the Board in overseeing contracts to which the Fund is or is proposed to be a party and to ensure that the interests of the Fund and its shareholders are served by the terms of these contracts. The Committee will oversee the process of evaluating new contracts, reviewing existing contracts on a periodic basis and may, at its discretion or at the request of the Board, make recommendations to the Board with respect to any contracts affecting the Fund. The members of the Contracts Committee include Susan B. Kerley (Chairman), Peter Meenan, Richard H. Nolan, Jr. and Richard S. Trutanic. The Contracts Committee held 7 meetings during the fiscal year ended March 31, 2014.

Investment Committee. The purposes of the Investment Committee, which meets on a quarterly basis, are to assist the Board in overseeing the portfolio management, performance and brokerage practices relating to the Fund and to consider any proposals that New York Life Investments may make from time to time concerning the Fund. The members of the Investment Committee include Richard H. Nolan, Jr. (Chairman), Susan B. Kerley, Alan R. Latshaw, Peter Meenan, Richard S. Trutanic, Roman L. Weil and John A. Weisser, Jr. The Investment Committee held 4 meetings during the fiscal year ended March 31, 2014.

Nominating and Governance Committee. The purposes of the Nominating and Governance Committee, which meets on an as needed basis, are to: (1) make recommendations to the Board with respect to the effectiveness of the Board in carrying out its responsibilities in governing the Fund and overseeing the management of the Fund; (2) make recommendations to the Board regarding (a) its size, structure and composition; (b) qualifications for Trusteeship; and (c) compensation for Trustees; (3) identify and recommend qualified individuals for Trusteeship and for the chairmanship of the Board; (4) make recommendations to the Board with respect to the Board’s committee structure, committee membership and chairmanship; and (5) oversee the self-assessment of the Board, its committees and its members. The members of the Nominating and Governance Committee include John A. Weisser, Jr. (Chairman), Susan B. Kerley, Alan R. Latshaw, Peter Meenan, Richard H. Nolan, Jr., Richard S. Trutanic and Roman L. Weil. The Nominating and Governance Committee held 3 meetings during the fiscal year ended March 31, 2014.

The Nominating and Governance Committee has adopted Policies for Consideration of Trustee candidates (“Candidate Policy”), formal policies on the consideration of Trustee candidates, including nominees recommended by shareholders. The Nominating and Governance Committee may solicit suggestions for nominations from any source, which it deems appropriate, including independent consultants engaged specifically for such a purpose.

Shareholders or shareholder groups submitting candidates to the Nominating and Governance Committee must show that the candidate satisfies the Nominating and Governance Committee qualifications for submission, at the time of submitting the candidate to the attention of the Fund’s Secretary, who will provide all qualified submissions to the Nominating and Governance Committee. This submission to the Secretary of the Fund must include: (a) Contact information for the nominating shareholder or shareholder group; (b) a certification from the nominating shareholder or shareholder group which provides the number of shares which the person or group has: (i) sole power to vote or direct the vote; (ii) shared power to vote or direct the vote; (iii) sole power to dispose or direct the disposition of such shares; and (iv) shared power to dispose or direct the disposition of such shares and (v) stating that the shares have been held continuously for at least two years as of the date of the nomination; (c) the candidate’s contact information and the number of applicable Fund shares owned by the candidate; (d) all information regarding the candidate that would be required to be disclosed in solicitations of proxies for elections of directors required by Regulation 14A under the Securities Exchange Act of 1934, as amended (“Exchange Act”); and (e) a notarized letter executed by the candidate, stating his or her intention to serve as a candidate and be named in the Fund’s proxy statement, if so designated by the Nominating and Governance Committee and the Fund’s Board. It shall be in the Nominating and Governance Committee’s sole discretion whether to seek corrections of a deficient submission or to exclude a candidate from consideration.

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Risk and Compliance Oversight Committee. The purpose of the Risk and Compliance Oversight Committee is to assist the Board in overseeing the policies, procedures, practices and systems relating to identifying and managing the various risks and compliance matters that are or may be applicable to the Fund. The Risk and Compliance Oversight Committee serves as the primary link between significant areas of risk management and compliance that may affect the Fund, their investment adviser and investment subadvisors, and other service providers to the Fund. The Risk and Compliance Oversight Committee also oversees the implementation of the Fund’s proxy voting policies and procedures. The Risk and Compliance Oversight Committee shall recognize the risk and compliance oversight roles of other committees of the Board and shall defer to such other committees with respect to compliance or risk oversight matters that relate specifically to the purposes or responsibilities of such other committees.

The Risk and Compliance Oversight Committee shall not assume any day-to-day compliance or risk management functions or activities. The Fund’s investment adviser, investment subadvisors, and other service providers (“Fund management”) are responsible for the day-to-day implementation, maintenance, and administration of the compliance policies and procedures of the Fund that are required to be reasonably designed to ensure compliance by the Fund and their primary service providers with applicable federal securities laws. The Fund’s CCO shall oversee Fund management’s execution of is aforementioned compliance responsibilities. Fund management is responsible for the day-to-day implementation, maintenance, and administration of the policies, procedures, systems and practices designed to identify, monitor, and control risks to which the Fund is or may be exposed. The Chief Risk Officer of the Adviser to the Fund shall oversee Fund management’s execution of its aforementioned risk management responsibilities. The members of the Risk and Compliance Oversight Committee include Roman L. Weil (Chairman), Susan B. Kerley, Alan R. Latshaw, Peter Meenan, Richard H. Nolan, Jr., Richard S. Trutanic and John A. Weisser, Jr. The Risk and Compliance Oversight Committee held 4 meetings during the fiscal year ended March 31, 2014.

Valuation Committee. The purposes of the Valuation Committee are to oversee the implementation of the Fund’s valuation procedures and to make fair value determinations on behalf of the Board as specified in such valuation procedures. The members of the Valuation Committee include: Jack Benintende, Jeffrey A. Engelsman, Christopher Feind, Dale A. Hanley, Susan B. Kerley, Alan R. Latshaw, Peter Meenan, Richard H. Nolan, Jr., Richard S. Trutanic, Roman L. Weil, John A. Weisser, Jr. and Jae Yoon. The Valuation Committee meets as often as necessary to ensure that each action taken by the Valuation Subcommittee is reviewed within a calendar quarter of such action. The Valuation Committee held 3 meetings during the fiscal year ended March 31, 2014.

Valuation Subcommittee. The purpose of the Valuation Subcommittee, which meets on an as needed basis, is to establish prices of securities for which market quotations are not readily available or the prices of which are not often readily determinable pursuant to the Fund’s valuation procedures. Meetings may be held in person or by telephone conference call. The Subcommittee may also take action via electronic mail in lieu of a meeting pursuant to the guidelines set forth in the valuation procedures. The members of the Valuation Subcommittee include: Jack Benintende, Tim Berry, Greg Ciaverelli, Jeffrey A. Engelsman, Christopher Feind, J. Kevin Gao, Dale A. Hanley, Charles Honey, James Shannon and Jae Yoon. The Valuation Subcommittee held 12 meetings during the fiscal year ended March 31, 2014.

Beneficial Ownership by Trustees

As of December 31, 2013, the dollar range of equity securities owned by each Trustee in the Fund (including beneficially) and in any registered investment company overseen by the Trustees within the same family of investment companies as the MainStay Group of Funds was as follows:

Interested Trustee

Trustee	Dollar Range of Equity Securities in The Master Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Fund Complex
John Y. Kim	None	Over $100,000

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Independent Trustees

Trustee	Dollar Range of Equity Securities in The Master Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Fund Complex
Susan B. Kerley	None	Over $100,000
Alan R. Latshaw	None	Over $100,000
Peter Meenan	None	Over $100,000
Richard H. Nolan, Jr.	None	Over $100,000
Richard S. Trutanic	$50,001-$100,000	Over $100,000
Roman L. Weil	None	Over $100,000
John A. Weisser	None	Over $100,000

As of December 31, 2013, each Trustee who is not an “interested person” of the Fund, as that term is defined in the 1940 Act, and his or her immediate family members, did not beneficially or of record own securities in (1) an investment adviser or principal underwriter of the Fund or (2) a person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with an investment adviser or principal underwriter of the Fund.

Trustee Compensation

The following Compensation Table reflects the compensation received by certain Trustees for the fiscal period ended December 31, 2013, from the Fund Complex (the MainStay Group of Funds). Effective January 1, 2014, the Independent Trustees receive from the Fund Complex, either directly or indirectly, an annual retainer of $170,000; a fee of $15,000 for each regular Board meeting and associated Committee meetings attended; and fees of $7,500 per day for other in-person Board meetings, $2,500 per day if a Trustee attends a regular in-person meeting telephonically, and $7,500 per day if a Trustee attends an in-person Board meeting that is not regularly scheduled telephonically. Trustees also are reimbursed for all out-of-pocket expenses related to attendance at Board and Committee meetings. The Chairman of the Board is also paid an annual fee of $80,000 and the Chairmen of the Alternative and Closed-End Funds Oversight, Audit, Investment, Contracts and Nominating, Risk Compliance Oversight and Governance Committees each receive an annual fee of $20,000. The Independent Trustees had a different compensation arrangement prior to January 1, 2014. Each fund in the Fund Complex pays a pro-rata share of these fees based on its net assets relative to the other funds in the Fund Complex as of the end of the relevant fiscal year.

Name of Trustee	Aggregate Compensation from Master Fund	Annual Benefits Upon Retirement	Total Compensation from Fund and Fund Complex to Be Paid to Trustees
Susan B. Kerley	135	None	$265,000
Alan R. Latshaw	135	None	$265,000
Peter Meenan	168	None	$325,000
Richard H. Nolan, Jr.	135	None	$265,000
Richard S. Trutanic	1,419	None	$265,000
Roman L. Weil	135	None	$265,000
John A. Weisser	135	None	$265,000

As of the date of this SAI, the Trustees and Officers of the Fund as a group owned less than 1% of beneficial interests of the Fund.

CODE OF ETHICS

The Fund, New York Life Investments and Private Advisors have each adopted codes of ethics pursuant to Rule 17j-1 under the 1940 Act (“Codes of Ethics”). Each of these Codes of Ethics permits the personnel of their respective organizations to invest in securities for their own accounts, including securities that may be purchased or held by the Fund. These codes can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C.

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Information on the operation of the Public Reference Room may be obtained by calling the SEC at (202) 551-8090. The codes of ethics are available on the EDGAR Database on the SEC’s website (http://www.sec.gov), and copies of these codes may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Commission Public Reference Section, Washington, D.C. 20549-0102.

MANAGEMENT AGREEMENT AND SUBADVISORY AGREEMENTS

Pursuant to a Management Agreement with the Fund, dated as of April 5, 2012, New York Life Investments, subject to the supervision of the Board, and in conformity with the stated policies of the Fund, administers the Fund’s business affairs and has investment advisory responsibilities with respect to the Fund’s investments.

The Management Agreement remains in effect for two years following its initial effective date, and continues in effect thereafter only if such continuance is specifically approved at least annually by the Trustees or by a vote of a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act and the rules thereunder) and, in either case, by a majority of the Independent Trustees.

New York Life Investments has authorized any of its members, managers, officers and employees who have been elected or appointed as Trustees or officers of the Fund to serve in the capacities in which they have been elected or appointed.

The Management Agreement provides that New York Life Investments shall not be liable to the Fund for any error or judgment by New York Life Investments or for any loss sustained by the Fund except in the case of New York Life Investments’ willful misfeasance, bad faith, gross negligence or reckless disregard of duty. The Management Agreement also provides that it shall terminate automatically if assigned and that it may be terminated without penalty by either party upon no more than 60 days’ or less than 30 days’ written notice.

In connection with its administration of the business affairs of the Fund, and except as indicated in the Prospectus, New York Life Investments bears the following expenses:

•	the salaries and expenses of all personnel of the Fund and New York Life Investments, except the fees and expenses of Trustees not affiliated with the Advisors;

•	the Fund’s Chief Compliance Officer’s compensation (a portion of which is reimbursed by the Fund);

•	the fees to be paid to Private Advisors pursuant to the Subadvisory Agreement or otherwise; and

•	all expenses incurred by New York Life Investments in connection with administering the ordinary course of the Fund’s business, other than those assumed by the Fund, as the case may be.

In consideration of the advisory services provided by New York Life Investments to the Fund, the Fund pays New York Life Investments a monthly management fee of 0.0917% (1.10% on an annualized basis) of the Fund’s month end net asset value.

The Management Agreement has been approved by the Fund’s Board, including a majority of the Independent Trustees, and the sole shareholder of the Feeder Fund.

Pursuant to the Subadvisory Agreement between New York Life Investments and Private Advisors, and subject to the supervision of the Board and New York Life Investments in conformity with the stated policies of the Fund, Private Advisors will manage the Fund’s portfolio including the purchase, retention and disposition of investments.

As compensation for services, New York Life Investments, not the Fund, pays Private Advisors a monthly subadvisory fee of 0.055% (0.66% on an annualized basis) of the Fund’s month end net asset value.

The Subadvisory Agreement provides that Private Advisors shall not be liable to the Fund for any error of judgment by Private Advisors or for any loss sustained by the Fund except in the case of Private Advisors’ willful misfeasance, bad faith, gross negligence or reckless disregard of duty. The Subadvisory Agreement also provides

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that it shall terminate automatically if assigned and that it may be terminated without penalty by either party upon 60 days’ or less written notice. The Subadvisory Agreement has been approved by the Board, including a majority of the Independent Trustees of the Fund, and the sole shareholder of the Fund.

Management and Subadvisory Fee

The Fund commenced operations on May 1, 2012. For the period May 1, 2012 through March 31, 2013 and the fiscal year ended March 31, 2014, the amount of management fees paid, management fees waived and/or reimbursed by New York Life Investments, the amount of the subadvisory fee paid by the Manager from the management fee and the amount of the subadvisory fees waived and/or reimbursed were as follows:

PERIOD ENDED	MANAGEMENT FEE PAID	MANAGEMENT FEE WAIVED AND/OR EXPENSES REIMBURSED	SUBADVISORY FEE PAID	SUBADVISORY FEE WAIVED AND/OR EXPENSES REIMBURSED
March 31, 2014	$ 626,233	$ 324,407	$ 375,740	$ 194,644
May 1, 2012 through March 31, 2013	$ 412,728	$ 500,603	$ 247,636	$ 300,362

FUND EXPENSES

Except for the expenses to be paid by New York Life Investments, as described elsewhere in this Prospectus, the Fund is responsible under the Management Agreement for the payment of expenses related to each Fund’s operations, including: (1) the fees payable to New York Life Investments or the expenses otherwise incurred by the Fund in connection with the management of the investment of the assets of the Fund; (2) the fees and expenses of the Trustees who are not affiliated with New York Life Investments; (3) fees and expenses of the Fund’s accounting agent, administrator, custodian and transfer agent; (4) the charges and expenses of the Fund’s legal counsel and independent accountants; (5) brokers’ commissions and any issue or transfer taxes chargeable to the Fund in connection with its securities transactions, if any; (6) the fees of any trade association of which the Fund is a member; (7) the cost of share certificates representing shares of the Fund; (8) reimbursement of the fees and expenses involved in registering and maintaining the registrations of the Fund and of its shares with the SEC and registering the Fund as a broker or dealer and qualifying its shares under state securities laws, including the preparation and printing of the Fund’s registration statements and prospectuses for such purposes; (9) allocable communications expenses with respect to investor services and all expenses of shareholders’ and Trustees’ meetings and preparing, printing and mailing prospectuses and reports to shareholders; (10) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Fund’s business; (11) any expenses assumed by the Fund pursuant to a plan of distribution or shareholder servicing fee; (12) all taxes and business fees payable by the Fund to federal, state or other governmental agencies; (13) costs associated with the pricing of Shares; and (14) the cost of fidelity bond and D&O insurance.

In addition, the Fund reimburses New York Life Investments for a portion of the Fund’s Chief Compliance Officer’s compensation.

Hedge Funds will bear various expenses in connection with their operations similar to those incurred by the Fund. Portfolio Managers generally will assess asset-based fees to and receive incentive-based allocations from the Hedge Funds (or their investors), which effectively will reduce the investment returns of the Hedge Funds. These expenses, fees and allocations will be in addition to those incurred by the Fund itself and are not subject to any Expense Limitation Agreement, if applicable, between the Fund and New York Life Investments. As an investor in the Hedge Funds, the Fund will bear its proportionate share of the expenses and fees of the Hedge Funds and will also be subject to incentive allocations to the Portfolio Managers.

PORTFOLIO MANAGEMENT TEAM

Other Accounts

The following table sets forth information about funds and accounts other than the Fund for which the members of the portfolio team, are jointly and primarily responsible for the day-to-day portfolio management as of March 31, 2014:

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	NUMBER OF OTHER ACCOUNTS MANAGED AND ASSETS BY ACCOUNT TYPE			NUMBER OF ACCOUNTS AND ASSETS FOR WHICH THE ADVISORY FEE IS BASED ON PERFORMANCE
PORTFOLIO MANAGER	REGISTERED INVESTMENT COMPANY	OTHER POOLED INVESTMENT VEHICLES	OTHER ACCOUNTS	REGISTERED INVESTMENT COMPANY	OTHER POOLED INVESTMENT VEHICLES	OTHER ACCOUNTS
Louis W. Moelchert, Jr.	2 RICs $61.6 M	31 Accounts $3.57 B	10 Accounts $408.03 M	0	22 Accounts $3.16 B	0
Louis W. “Chip” Moelchert, III	2 RICs $61.6 M	31 Accounts $3.57 B	0	0	22 Accounts $3.16 B	0
Timothy G. Berry	2 RICs $61.6 M	13 Accounts $1.96 B	5 Accounts $1.13 B	0	8 Accounts $1.92 B	0
Charles H.G. Honey	2 RICs $61.6 M	13 Accounts $1.96 B	11 Accounts $969.36 M	0	8 Accounts $1.92 B	0
Laura E. Baird	2 RICs $61.6 M	13 Accounts $1.96 B	0	0	8 Accounts $1.92 B	0
Macon H. Clarkson	2 RICs $61.6 M	13 Accounts $1.96 B	2 Accounts $270.97 M	0	8 Accounts $1.92 B	0
Bryan F. Durand	2 RICs $61.6 M	13 Accounts $1.96 B	2 Accounts $298.70 M	0	8 Accounts $1.92 B	0

Portfolio Management Team Compensation Structure

Private Advisors’ total compensation package is a combination of salary and bonus. Employees (including investment professionals directly involved with this product) are evaluated on a semi-annual basis with respect to stated responsibilities and objectives. The percentage of compensation that is base salary and performance bonus varies among professionals. Bonuses can be multiples of salary and are based primarily on: (i) the individual’s contribution to the firm; (ii) the success of the product line; and (iii) the financial performance of the firm.

Private Advisors believes there are two key factors that contribute to the firm’s success in retaining talented investment professionals and maintaining low turnover among employees: (i) equity ownership in the firm is distributed to those individuals that have been identified as key professionals based on their contribution (or expected contribution) to the firm; and (ii) Private Advisors’ corporate culture, collegial atmosphere, close communication among all levels of staff, and headquarters in Richmond, Virginia, have all had a significant impact on the recruitment, retention and cultivation of talented professionals. Compensation and equity allocations are contemplated and approved by the Compensation Committee of Private Advisors, as defined by the Operating Agreement of Private Advisors.

Potential Portfolio Manager Conflicts

Certain portfolio managers who are responsible for managing certain institutional accounts share a performance fee based on the performance of the account. A portfolio manager who makes investment decisions with respect to other accounts, including accounts in which the portfolio manager is personally invested, may be presented with one or more of the following potential conflicts:

•	The management of multiple funds and/or accounts may result in the portfolio manager devoting unequal time and attention to the management of each fund and/or account;

•	If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one fund or account managed by the portfolio manager, a fund may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible funds and accounts managed by the portfolio manager;

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•	A portfolio manager may take a position for a fund or account in a security that is contrary to the position held in the same security by other funds or accounts managed by the portfolio manager. For example, the portfolio manager may sell certain securities short for one fund or account while other funds or accounts managed by the portfolio manager simultaneously hold the same or related securities long; and

•	An apparent conflict may arise where an adviser receives higher fees from certain funds or accounts that it manages than from others, or where an adviser receives a performance-based fee from certain funds or accounts that it manages and not from others. In these cases, there may be an incentive for a portfolio manager to favor the higher and/or performance-based fee funds or accounts over other funds or accounts managed by the portfolio manager.

To address potential conflicts of interest, New York Life Investments and Private Advisors have each adopted various policies and procedures to provide for equitable treatment of trading activity and to ensure that investment opportunities are allocated in a fair and appropriate manner. In addition, New York Life Investments and Private Advisors have adopted a Code of Ethics that recognizes New York Life Investments’ obligation to treat all of its clients, including the Fund, fairly and equitably. These policies, procedures and the Code of Ethics are designed to restrict the portfolio manager from favoring one client over another. There is no guarantee that the policies, procedures and the Code of Ethics will be successful in every instance.

PORTFOLIO TRANSACTIONS AND BROKERAGE

The Fund

The Advisors are responsible for decisions to buy and sell securities for the Fund, the selection of brokers and dealers to effect the transactions and the negotiation of prices and any brokerage commissions. The Fund will principally purchase interests in Hedge Funds directly from the Hedge Funds or through a placement agent.  Such purchases by the Fund may be, but are generally not, subject to transaction expenses. Nevertheless, the Fund anticipates that some of its transactions in securities of Hedge Funds may be subject to expenses.

With respect to direct investments in securities by the Fund, purchases and sales of securities on a securities exchange are effected by brokers, and the Fund pays a brokerage commission for this service. In transactions on stock exchanges in the U.S., these commissions are negotiated, whereas on many foreign stock exchanges these commissions are fixed. In the OTC markets, securities (i.e., municipal bonds, other debt securities and some equity securities) are generally traded on a “net” basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. Transactions in certain OTC securities also may be effected on an agency basis, when the total price paid (including commission) is equal to or better than the best total prices available from other sources. In underwritten offerings, securities are usually purchased at a fixed price which includes an amount of compensation to the underwriter, generally referred to as the underwriter’s concession or discount. On occasion, certain money market instruments may be purchased directly from an issuer, in which case no commissions or discounts are paid.

In effecting purchases and sales of portfolio securities for the account of the Fund, Private Advisors will seek the best execution of the Fund’s orders. Private Advisors has adopted policies and procedures that govern the selection of broker/dealers to effect securities transactions on behalf of the Fund. Under these policies and procedures, Private Advisors must consider not only the commission rate, spread or other compensation paid, but the price at which the transaction is executed, bearing in mind that it may be in the Fund’s best interests to pay a higher commission, spread or other compensation in order to receive better execution. Private Advisors may consider other factors, including the broker’s integrity, specialized expertise, speed, ability or efficiency, research or other services. Private Advisors may not consider a broker’s promotional or sales efforts on behalf of any Fund as part of the broker selection process for executing Fund portfolio transactions. Furthermore, neither the Fund nor the Advisors may enter into agreements under which the Fund directs brokerage transactions (or revenue generated from those transactions) to a broker to pay for distribution of Shares. Currently, New York Life Investments is affiliated with two broker/dealers, NYLIFE Securities LLC and the Distributor (“Affiliated Brokers”), neither of which have institutional capacity to underwrite securities or effect transactions of Fund.

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As permitted by Section 28(e) of Exchange Act, Private Advisors may cause the Fund to pay a broker/dealer (except the Affiliated Brokers) that provides brokerage and research services to Private Advisors an amount of commission for effecting a securities transaction for the Fund in excess of the amount other broker/dealers would have charged for the transaction if Private Advisors determines in good faith that the greater commission is reasonable in relation to the value of the brokerage and research services provided by the executing broker/dealer viewed in terms of either a particular transaction or Private Advisors’ overall responsibilities to the Fund or to its other clients. The term “brokerage and research services” includes advice as to the value of securities, the advisability of investing in, purchasing, or selling securities, and the availability of securities or of purchasers or sellers of securities; furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts; and effecting securities transactions and performing functions incidental thereto such as clearance and settlement.

Although commissions paid on every transaction will, in the judgment of Private Advisors, be reasonable in relation to the value of the brokerage services provided, commissions exceeding those that another broker might charge may be paid to broker/dealers (except the Affiliated Brokers) who were selected to execute transactions on behalf of the Fund and Private Advisors’ other clients in part for providing advice as to the availability of securities or of purchasers or sellers of securities and services in effecting securities transactions and performing functions incidental thereto such as clearance and settlement.

Broker/dealers may be willing to furnish statistical, research and other factual information or services (“Research”) to Private Advisors for no consideration other than brokerage or underwriting commissions. Research provided by brokers is used for the benefit of all of Private Advisors’ clients and not solely or necessarily for the benefit of the Fund. Private Advisors’ investment management personnel attempt to evaluate the quality of Research provided by brokers. Results of this effort are sometimes used by Private Advisors as a consideration in the selection of brokers to execute portfolio transactions.

In certain instances there may be securities that are suitable for the Fund’s portfolio as well as for that of another of the other clients of the Advisors. Investment decisions for the Fund and for the Advisors’ other clients are made independently from those of the other accounts and investment companies that may be managed by Advisors with a view to achieving their respective investment objectives. It may develop that a particular security is bought or sold for only one client even though it might be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling that same security. Some simultaneous transactions are inevitable when several clients receive investment advice from the same investment adviser, particularly when the same security is suitable for the investment objectives of more than one client. When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed to be equitable to each. It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security in a particular transaction as far as the Fund is concerned. The Advisors believe that over time the Fund’s ability to participate in volume transactions will produce better executions for the Fund. The management fees paid by the Fund, to New York Life Investments and Private Advisors’ fee that New York Life Investments pays on behalf of the Fund to Private Advisors will not be reduced as a consequence of New York Life Investments or Private Advisors’ receipt of brokerage and research services. To the extent the Fund’s portfolio transactions are used to obtain such services, the brokerage commissions paid by the Fund will exceed those that might otherwise be paid, by an amount that cannot be clearly determined. Such services would be useful and of value to the Advisors in serving both the Fund and other clients and, conversely, such services obtained by the placement of brokerage business of other clients would be useful to the Advisors in carrying out their obligations to the Fund.

The Hedge Funds

The Hedge Funds incur transaction expenses in the management of their portfolios, which will decrease the value of the Fund’s investment in the Hedge Funds. Because the investment program of certain of the Hedge Funds may include trading as well as investments, short-term market considerations will frequently be involved, and it is anticipated that the turnover rates of the Hedge Funds’ investments may be substantially greater than the turnover rates of other types of investment vehicles. In addition, the order execution practices of the Hedge Funds may not be transparent to the Fund. Each Hedge Fund is responsible for placing orders for the execution of its portfolio transactions and for the allocation of its brokerage. The Advisors will have no direct or indirect control over the

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brokerage or portfolio trading policies employed by the Portfolio Managers. The Advisors expect that the Portfolio Managers will generally select broker/dealers to effect transactions on behalf of their respective Hedge Fund substantially in the manner set forth below.

It is anticipated that Portfolio Managers will seek reasonably competitive commission rates. However, Hedge Funds will not necessarily pay the lowest commission available on each transaction and may engage in transactions with broker/dealers based on different criteria than those considered by the Fund. Hedge Funds may not be subject to the same regulatory restrictions on principal and agency transactions as the Fund is. The Fund will indirectly bear the commissions or spreads in connection with the portfolio transactions of the Hedge Funds.

No guarantee or assurance can be made that Hedge Funds’ brokerage transaction practices will be transparent or that the Hedge Funds will establish, adhere to, or comply with their stated practices. However, as the Hedge Funds are not investment companies registered under the 1940 Act, they may select brokers on a basis other than that outlined above and may receive benefits other than research or that benefit the Hedge Funds’ Portfolio Managers or their affiliates rather than the Hedge Funds.

CALCULATION OF NET ASSET VALUE; VALUATION

To the extent the Fund invests directly in securities other than investments in Hedge Funds, the Fund will generally value such assets as described below.

1.	by appraising common and preferred stocks that are traded on the New York Stock Exchange or other exchanges and the National Market System (“NMS”) at the last sale price of the exchange on that day or, if no sale occurs on such exchange, at the last quoted sale price up to the time of valuation on any other national securities exchange; if no sale occurs on that day, the stock shall be valued at the mean between the closing bid price and asked price on the New York Stock Exchange. (NOTE: excessive spreads or infrequent trading may indicate a lack of readily available market quotations that may then be “fair valued” in accordance with fair valuation policies established by the Board);

2.	by appraising OTC common and preferred stocks quoted on the NASDAQ system (but not listed on the NMS) at the NASDAQ Official Closing Price supplied through such system;

3.	by appraising OTC and foreign traded common and preferred stocks not quoted on the NASDAQ system and foreign securities traded on certain foreign exchanges whose operations are similar to the U.S. over-the-counter market at prices supplied by a recognized pricing agent selected by New York Life Investments or Private Advisors, or if the prices are deemed by New York Life Investments or Private Advisors not to be representative of market values, the security is to be “fair valued” in accordance with fair valuation policies established by the Board;

4.	by appraising debt securities and all other liquid securities and other liquid assets at prices supplied by a pricing agent or broker/dealer, selected by New York Life Investments, in consultation with Private Advisors, if any, approved by the Valuation Subcommittee and ratified by the Valuation Committee if those prices are deemed by New York Life Investments or Private Advisors to be representative of market values at the close of the New York Stock Exchange;

5.	by appraising exchange-traded options and futures contracts at the last posted settlement price on the market where any such option or futures contract is principally traded;

6.	by appraising forward foreign currency exchange contracts held by the Fund at their respective fair market values determined on the basis of the mean between the last current bid and asked prices based on dealer or exchange quotations; and

7.	securities that cannot be valued by the methods set forth above and all other assets, are valued in good faith at “fair value” in accordance with valuation policies established by the Board.

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Portfolio securities traded on more than one U.S. national securities exchange or foreign exchange are valued at the last sale price on the business day as of which such value is being determined on the close of the exchange representing the principal market for such securities and should there be no sale price on that exchange, such securities should then be valued at the last sale price on any other exchange that New York Life Investments may designate. If there were no sales on any exchange, the securities shall be valued at the mean between the closing bid price and asked price. Prior to the daily calculation of the Fund’s NAV, the value of all assets and liabilities expressed in foreign currencies will be converted into U.S. dollar values at the foreign exchange bid rate of such currencies against U.S. dollars as determined by quotes supplied by the pricing agent. If such quotations are not available, the rate of exchange will be determined in accordance with fair valuation policies established by the Board. For financial accounting purposes, the Fund recognizes dividend income and other distributions on the ex-dividend date, except certain dividends from foreign securities that are recognized as soon as the Fund is informed on or after the ex-dividend date.

A significant event occurring after the close of trading but before the calculation of the Fund’s NAV may mean that the closing price for a security may not constitute a readily available market quotation and accordingly require that the security be priced at its fair value in accordance with the fair valuation procedures established by the Board. Events affecting the values of portfolio securities that occur between the time their prices are determined and the close of the New York Stock Exchange generally will not be reflected in the Fund’s calculation of its NAV. New York Life Investments and Private Advisors will continuously monitor for significant events that may call into question the reliability of market quotations. Such events may include: situations relating to a single issue in a market sector; significant fluctuations in U.S. or foreign markets; natural disasters, armed conflicts, governmental actions or other developments not tied directly to the securities markets. However, where New York Life Investments, in consultation with Private Advisors, may, in its judgment, determine that an adjustment to the Fund’s NAV should be made because intervening events have caused the Fund’s NAV to be materially inaccurate, New York Life Investments will seek to have the security “fair valued” in accordance with fair valuation procedures established by the Board.

PROXY VOTING POLICIES AND PROCEDURES

The Fund invests in interests issued by Hedge Funds. As such, it is expected that proxies and consent requests will deal with matters related to the operative terms and business details of such Hedge Funds. The Advisors are not responsible for, and these procedures are not applicable to, proxies received by Portfolio Managers (related to issuers invested in by the related Hedge Fund).

It is the policy of the Fund that proxies received by the Fund are voted in the best interests of Shareholders, to the extent voting rights have not been waived or such Hedge Fund interest is held in non- voting form. To the extent that the Fund receives notices or proxies from Hedge Funds (or to the extent the Fund receives proxy statements or similar notices in connection with any other portfolio securities), the Board has adopted Proxy Voting Policies and Procedures for the Fund that delegates all responsibility for voting proxies received to New York Life Investments, subject to the oversight of the Board. New York Life Investments has adopted its own Proxy Voting Policies and Procedures in order to assure that proxies voted on behalf of the Fund are voted in the best interests of the Fund and Shareholders. New York Life Investments may delegate proxy voting authority to Private Advisors; provided that, as specified in New York Life Investments’ Proxy Voting Policies and Procedures, Private Advisors either (1) follows New York Life Investments’ Proxy Voting Policy and the Fund’s Procedures; or (2) has demonstrated that its proxy voting policies and procedures are consistent with New York Life Investments Proxy Voting Policies and Procedures or are otherwise implemented in the best interests of New York Life Investments’ clients and appear to comply with governing regulations. The Fund may revoke all or part of this delegation (to New York Life Investments and/or Private Advisors as applicable) at any time by a vote of the Board.

Conflicts of Interest. When a proxy presents a conflict of interest, such as when New York Life Investments has actual knowledge of a material business arrangement between a particular proxy issuer or closely affiliated entity and New York Life Investments or an affiliated entity of New York Life Investments, both the Fund’s and New York Life Investments’ proxy voting policies and procedures mandate that New York Life Investments follow an alternative voting procedure rather than voting proxies in its sole discretion. In these cases, New York Life Investments may: (1) cause the proxies to be voted in accordance with the recommendations of an independent service provider; (2) notify the Board or a designated committee of New York Life Investments, or a representative

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of either of the conflict of interest and seek a waiver of the conflict to permit New York Life Investments to vote the proxies as it deems appropriate and in the best interest Shareholders, under its usual policy; or (3) forward the proxies to the Board, or a designated committee of New York Life Investments, so that the Board or the committee may vote the proxies itself. As part of their delegation of proxy voting responsibility to New York Life Investments, the Fund also delegated to New York Life Investments responsibility for resolving conflicts of interest based on the use of acceptable alternative voting procedures, as described above. If New York Life Investments chooses to override a voting recommendation made by Institutional Shareholder Services Inc. (“ISS”), New York Life Investments’ compliance department will review the override prior to voting to determine the existence of any potential conflicts of interest. If the compliance department determines a material conflict may exist, the issue is referred to the New York Life Investments’ Proxy Voting Committee who will consider the facts and circumstances and determine whether to allow the override or take other action, such as the alternative voting procedures just mentioned.

New York Life Investments’ Proxy Voting Guidelines. To assist New York Life Investments in approaching proxy-voting decisions for the Fund and its other clients, New York Life Investments has adopted proxy-voting guidelines (“Guidelines”) with respect to certain recurring issues. These Guidelines are reviewed on an annual basis by New York Life Investments’ Proxy Voting Committee and revised when the Proxy Voting Committee determines that a change is appropriate. New York Life Investments has selected ISS, an unaffiliated third-party proxy research and voting service, to assist it in researching and voting proxies. With respect to each proxy received, ISS researches the proxy and provides a recommendation to New York Life Investments as to how to vote on each issue based on its research of the individual facts and circumstances of the proxy issue and its application of its research findings to the Guidelines. The Fund’s portfolio managers (or other designated personnel) have the responsibility to accept or reject any ISS proxy voting recommendation (“Recommendation”). New York Life Investments will memorialize the basis for any decision to override a Recommendation, to abstain from voting, and to resolve any conflicts as further discussed below. In addition, New York Life Investments may choose not to vote a proxy if the cost of voting outweighs the possible benefit; if the vote would have an indeterminable or insignificant effect on the client’s economic interests or the value of the portfolio holding; or if a jurisdiction imposes share blocking restrictions which prevent New York Life Investments from exercising its voting authority.

GUIDELINES EXAMPLES

The following examples illustrate the Guidelines with respect to certain typical proxy votes. This summary is not an exhaustive list of all the issues that may arise or of all matters addressed in the Guidelines, and whether New York Life Investments supports or opposes a proposal will depend upon the specific facts and circumstances described in the proxy statement and other available information. To the extent Private Advisors, to which New York Life Investments has delegated proxy-voting authority, utilizes ISS, these Guidelines apply to Private Advisors.

•	Board of Directors. New York Life Investments/Private Advisors will vote on director nominees in an uncontested election on a case-by-case basis, examining such factors as the composition of the board and key board committees, attendance at board meetings, generally voting against or withholding votes for individual directors who attend less than 75% of board and committee meetings without an acceptable reason, corporate governance provisions and takeover activity. Also, New York Life Investments/Private Advisors will withhold votes from overboarded CEO directors, defined as serving on more than three boards (including their own). Also, New York Life Investments will withhold votes from directors who sit on more than six public company boards. In a contested election of directors, New York Life Investments/Private Advisors will evaluate the nominees based on such factors as the long-term financial performance of the target company relative to its industry; management’s track record; background to the proxy contest; qualifications of director nominees (both slates) the likelihood that the proposed objectives and goals can be met; and stock ownership positions. New York Life Investments/Private Advisors generally supports proposals to fix the board size or designate a range for the board size. However, New York Life Investments/Private Advisors will vote against management ability to alter the size of a specified range without shareholder approval. In addition, New York Life Investments/Private Advisors supports proposals to repeal classified boards or elect all directors annually. New York Life Investments/Private Advisors also supports proposals seeking that a majority or more of the board be independent. New York Life Investments/Private Advisors generally votes against shareholder proposals to impose a mandatory retirement age for outside directors. New

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York Life Investments/Private Advisors will vote against or withhold votes from Compensation Committee members if the company has poor compensation practices.

•	Anti-takeover Defenses and Voting Related Issues. New York Life Investments/Private Advisors generally evaluates advance notice proposals on a case-by-case basis, supporting proposals that allow shareholders to submit proposals as close to the meeting date as reasonably possible and within the broadest window possible. New York Life Investments/Private Advisors generally supports shareholder proposals that ask a company to submit its poison pill for shareholder ratification; proposals to allow or make easier shareholder action by written consent; and proposals to lower supermajority vote requirements. New York Life Investments/Private Advisors generally votes against proposals to restrict or prohibit shareholder ability to call special shareholder meetings and proposals giving the board exclusive authority to amend the bylaws.

•	Capital Structure. Generally, votes on proposals to increase the number of shares of common stock authorized for issuance are determined on a case-by-case basis using a model developed by ISS. New York Life Investments/Private Advisors will generally vote for proposals to create a new class of nonvoting or subvoting common stock if it is intended for financing purposes with minimal or no dilution to current shareholders and if it is not designed to preserve the voting power of an insider or significant shareholder. New York Life Investments/Private Advisors will generally vote for proposals to approve increases beyond the allowable increase when a company’s shares are in danger of being delisted or if a company’s ability to continue to operate as a going certain is uncertain. New York Life Investments/Private Advisors will generally vote against proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights, when no shares have been issued or reserved for a specific purpose.

•	Executive and Director Compensation. Proposals regarding compensation plans are reviewed on a case-by-case basis using a methodology focusing on the transfer of shareholder wealth. Generally, New York Life Investments/Private Advisors will support proposals seeking additional information regarding compensation, but will vote against proposals which set absolute levels on compensation or dictate amount or form of compensation. Generally, New York Life Investments/Private Advisors will also support shareholder “say on pay” proposals.

Private Advisors’ Proxy Voting Guidelines.

A.	General

(1)	Private Advisors understands and appreciates the importance of ensuring that its proxy voting procedures are clearly described to advisory clients and investors. In this regard, the following is a summary of Private Advisors proxy voting procedures.

(2)	To the extent that Private Advisors has discretion to vote the proxies of its advisory clients, Private Advisors will vote any such proxies in the best interests of advisory clients and investors (as applicable) and in accordance with the procedures outlined below (as applicable).

(3)	Given Private Advisors’ focus on fund-of-funds investing, it is expected that the majority of proxies received by Private Advisors will deal with matters related to the operative terms and business details of underlying private investment funds. Private Advisors may appoint a third party vendor to generally manage the receipt of incoming proxies, maintain a log of all proxies, and place votes based on specified policies and guidelines established by Private Advisors. In the event that Private Advisors decides to directly exercise discretion to vote a proxy (in the event such authority is not delegated to a third party vendor), Private Advisors will vote any such proxies in the best interests of advisory clients and investors (as applicable) and in accordance with the procedures outlined below (as applicable).

(4)	Private Advisors is not responsible for, and these procedures are not applicable to, proxies received by the investment managers of the underlying investment funds invested in by the advisory clients (related to issuers invested in by such underlying investment funds). To the extent that an advisory client accesses an

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underlying investment manager through a separately-managed account, it is understood that voting discretion related to issuers held in such managed account will generally be held by such underlying investment managers (unless it is specifically noted otherwise where Private Advisors will adopt detailed procedures to address such managed accounts, if any).

B.	Procedures Governing Private Advisors’ Fund-of-Funds

(1)	All proxies sent to advisory clients that are actually received by Private Advisors (to vote on behalf of the advisory clients) will be provided to the Chief Compliance Officer and to a representative of Cordium LLC.

(2)	Private Advisors’ Chief Compliance Officer will generally work with Cordium LLC to adhere to the following procedures (subject to limited exception in the sole discretion of Private Advisors):

(a)	A written record of each proxy received by Private Advisors (on behalf of its advisory clients) will be kept in Private Advisors’ files;

(b)	The Chief Compliance Officer will determine which of Private Advisors’ advisory clients hold an interest in the private investment fund or security to which the proxy relates;

(c)	The Chief Compliance Officer will call a meeting (which may be via telephone or executed by email) of the Proxy Voting Committee. In addition to calling the meeting, the Chief Compliance Officer will provide each member of the Proxy Voting Committee with:

(i)	a copy of the proxy;

(ii)	a list of the advisory clients to which the proxy is relevant;

(iii)	the amount of votes controlled by each advisory client (if applicable); and

(iv)	the deadline that such proxies need to be completed and returned to the private investment fund in question.

(d)	Prior to voting any proxies, the Proxy Voting Committee will determine if there are any conflicts of interest related to the private investment fund or direct investment proxy in question in accordance with the general guidelines below. If a conflict is identified, the Proxy Voting Committee will then make a determination (which may be in consultation with outside legal counsel) as to whether the conflict is material or not.

(e)	If no material conflict is identified pursuant to these procedures, the Proxy Voting Committee will make a decision on how to vote the proxy in question in accordance with the guidelines set forth below. The Chief Compliance Officer will instruct an authorized signatory for the advisory client(s) to deliver the proxy in accordance with instructions related to such proxy.

(f)	Although not presently intended to be used on a regular basis, Private Advisors is empowered to retain an independent third party to vote proxies in certain situations (including situations where a material conflict of interest is identified).

C.	Conflicts of Interest

(1)	Before voting any proxy, the Proxy Voting Committee will evaluate whether there is a conflict of interest involving Private Advisors and/or its advisory clients. This examination will include (but will not be limited to) an evaluation of whether:

(a)	Any advisory client or potential advisory client of Private Advisors (or any affiliate of Private Advisors) has any relationship with the private investment fund, such fund’s investment adviser or affiliate, or the

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issuer to which the proxy relates, outside of the advisory client’s investment in such investment fund or the security by an advisory client of Private Advisors.

(2)	If a conflict is identified and deemed “material”, Private Advisors will determine whether voting in accordance with the stated proxy voting guidelines is in the best interests of affected advisory clients (which may include utilizing an independent third party to vote such proxies).

(3)	With respect to material conflicts, Private Advisors will determine whether it is appropriate to disclose the conflict to affected advisory clients (and indirectly, Investors) and give such advisory clients the opportunity to vote the proxies in question themselves (except as noted below).

(4)	If the advisory client is subject to the requirements of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), and the investment management agreement between Private Advisors and the ERISA advisory client reserves the right to vote proxies when Private Advisors has determined that a material conflict exists that does affect its best judgment as a fiduciary to the ERISA advisory client, Private Advisors will:

(a)	Give the ERISA advisory client the opportunity to vote the proxies in question themselves; or

(b)	Follow any designated special proxy voting procedures related to voting proxies for ERISA advisory clients (if any).

D.	Voting Guidelines

(1)	In the absence of specific voting guidelines mandated by a particular advisory client, Private Advisors will vote proxies in the best interests of each advisory client (which theoretically could result in different voting results for the same issuer/private investment fund). Although voting certain proxies may be subject to the discretion of Private Advisors, Private Advisors is of the view that voting proxies in accordance with the following general guidelines is in the best interests of its advisory clients:

(a)	Private Advisors will generally vote in favor of normal corporate housekeeping proposals including, but not limited to, the following:

(i)	election of directors (where there are no related corporate governance issues);

(ii)	selection or reappointment of auditors; or

(iii)	increasing or reclassification of common stock.

(b)	Private Advisors will generally vote against proposals that:

(i)	make it more difficult to replace members of the issuer’s board of directors or board of managers; and

(ii)	introduce unequal voting rights (although there may be regulatory reasons that would make such a proposal favorable to certain advisory clients of Private Advisors).

(c)	For proxies addressing any other issues, Private Advisors shall determine (which may be based upon the advice of external lawyers or accountants) whether a proposal is in the best interest of affected advisory clients. In doing so, Private Advisors will evaluate a number of factors which may include (but are not limited to): (i) the expected future and historical performance of the underlying investment fund in question; and (ii) a comparison of the proposed changes in terms to customary terms in the industry.

Fund’s Proxy Voting Record. The Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Fund will provide any shareholder a copy of their proxy voting record for the previous year ended June 30 within three business days of receipt of request, as well as make the proxy

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voting results available on their website. The most recent Form N-PX will be available on the Fund’s website at www.mainstayinvestments.com/privateadvisors or on the SEC’s website at www.sec.gov.

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CONTROL PERSONS AND PRINCIPAL HOLDERS OF SHARES

The following table sets forth information concerning beneficial and record ownership, as of May 31, 2014 of the Fund’s shares by each person who beneficially or of record owned more than 5% of the voting securities of the Fund.

NAME AND ADDRESS OF BENEFICIAL OWNER	NUMBER SHARES BENEFICIALLY OWNED	PERCENTAGE OF CLASS
NEW YORK LIFE INVESTMENT MANAGEMENT HOLDINGS LLC	38,176.8770	61.21%
PRIVATE ADVISORS ALTERNATIVE STRATEGIES FUND	20,502.2740	32.87%

ACCOUNTANTS AND LEGAL COUNSEL

PricewaterhouseCoopers LLP, 300 Madison Avenue, New York, New York 10017, serves as the independent registered public accountant of the Fund.

Dechert LLP, located at 1900 K Street, NW, Washington, DC 20006, serves as legal counsel to the Fund, and also serves as legal counsel to the Independent Trustees.

FINANCIAL STATEMENTS

The Fund’s audited financial statements for the period from May 1, 2012 (commencement of operations) to March 31, 2013, and April 1, 2013 to March 31, 2014, which are included in the Fund’s annual report to Shareholders, are incorporated herein by reference.

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